                                                                   Exhibit 10.38
                                                                   -------------


                         CONTRACT NO. N62474-79-C-5382
                         -----------------------------



                                                    The China Lake Joint Venture
                                                                October 19, 1983

                                                   Contract No. N62474-79-C-5382


                            DEPARTMENT OF THE NAVY
                         GEOTHERMAL POWER DEVELOPMENT
                               SERVICE CONTRACT

U.S. NAVAL WEAPONS CENTER               CHINA LAKE             INYO                       CALIFORNIA
----------------------------------------------------------------------------------------------------
(Premises to be served)                   (City)             (County)                       (State)

and others as noted

CHINA LAKE JOINT VENTURE,                          c/o CALIFORNIA ENERGY COMPANY, INC.
A JOINT VENTURE OF                                 SUITE 100
CALIFORNIA ENERGY COMPANY, INC.                    3333 MENDOCINO AVENUE
AND CAITHNESS GEOTHERMAL 1980 LTD.                 SANTA ROSA, CALIFORNIA        95401
----------------------------------------------------------------------------------------------------
          (Contractor)                             (Contractor's Address)        (Zip)

Premises are:       (X)  Government-Owned
                    ( )  Government-Leased
                                                   Symbol No. of Lease:
                                                   Name of Lessor:

Estimated Annual Cost Hereunder:  56 Mills per KWH, as specified hereinafter

Bills will be rendered in QUINTUPLICATE to:  As listed on Electric Service
                                             Specifications

Payments will be made by:  Disbursing Officer
                           Code 0862
                           Naval Weapons Center
                           China Lake, CA  93555

Communications:  All communications and modifications regarding this contract shall be addressed as follows:

                        Contractor:  China Lake Joint Venture,
                         c/o California Energy Company, Inc. and
                        Caithness Geothermal 1980 Ltd., a Joint Venture 3333 Mendocino Avenue, Suite 100
                        Santa Rosa, CA  95401

       Copy to:         Caithness Geothermal 1980 Ltd.
                         c/o Caithness Corp.
                        380 Lexington Avenue
                        New York, New York  10017

                        Government: Commanding Officer, Western Division Naval Facilities Engineering Command
                        P. O. Box 727
                        San Bruno, California  94066

Appropriations chargeable -
 For Recurring Billing Charges:  Applicable funds will be cited on invoices or delivery orders issued against this contract.

                               TABLE OF CONTENTS
                               -----------------



Section                                                                                                  Pages
-------                                                                                                  -----

      I      Introduction/Project Information Abstract                                                   01-06
     II      Constraints                                                                                 07-10
    III      Pricing, Escalation and Payments                                                            11-12
     IV      Geothermal Power Generation/Electric Service Specifications                                 13-16
      V      Environmental and Cultural Resources Protection Programs                                    17-19
     VI      Technical Specifications                                                                    20-26
    VII      General Provisions                                                                          27
   VIII      Special Provisions                                                                          28-33
     IX      Signature Page                                                                              34

Appendicies
-----------

      A      Real Estate Property Descriptions
      B      Coso Central Bibliography
      C      Coso Geothermal Index
      D      Map
      E      Designated Delivery Points
      F      Ceiling Rate Definition
      G      Pertinent NAVWPNCEN China Lake Instructions
      H      CECI Price and Technical Proposals
      I      General Provisions

                         CONTRACT NO. N62474-79-C-5382
                          CONTRACT MODIFICATION P0004
                          ---------------------------

I.   INTRODUCTION

     A.   Background
          ----------

     This modification P0004 as of its effective date constitutes a complete rewriting and integration of the provisions of contract N62474-79-C-5382. Except as expressly incorporated herein by reference, all the previously effective provisions of the contract are superseded hereby. Prior to the effective date of this modification, the previously effective provisions of the contract govern.

     As awarded on December 6, 1979, this contract, entered into by and between the United States of America, hereafter called the Government, and California Energy Company, Inc., hereafter called CECI, granted to the CECI an exclusive right to explore, develop and utilize, in accordance with the terms of this contract, any an all geothermal resources on and under the developable lands and to produce electric power therefrom. At that time the developable lands included approximately 2,315 acres, or about 3 1/2 square miles, of land at the Naval Weapons Center (NAVWPNCEN), China Lake, California, in an area of NAVWPNCEN known as the Coso Known Geothermal Resources Area (KGRA) and identified in Appendices B and E to RFTP N62474-79-R-5382. By modification P0001 the contract was modified to reflect the revision of the operating interest of CECI and to substitute the China Lake Joint Venture, a joint venture of CECI and Caithness Geothermal 1980 Ltd., as the Contractor. The Contractor and the Government have now agreed to modify the contract to include within the developable lands at NAVWPNCEN, China Lake, an additional area of approximately 4 square miles as described in Appendix A, at page A-4, in which the Contractor shall have the same exclusive right.

     With regard to the additional area of approximately 4 square mile section included in the developable lands by this modification, the Contractor specifically agrees as follows:

     (a) Within 18 months of the date of the execution of this modification, to complete drilling at least 4 core holes (each with a minimum depth of 2,000 feet) on the additional developable lands, one on each square mile; and

          //PLEASE NOTE P00005 amplifies paragraph 1.A.(a) as indicated:

          "Drill the fourth core hole on the Wheller Prospect Site in lieu of NWC 4"//

     (b) At the completion of field exploration (drilling) (a) above, to provide an analysis and evaluation of the results of these investigations prepared by the contractor at his expense. The contractor shall prepare within 60 days a formal report evaluating the reservoir and determining the feasibility of producing electric power therefrom. As part of this report, contractor shall utilize data developed from the drilling and will evaluate the resources and the economic factors affecting geothermal development, including construction and operation of electric power generating facilities.

     In addition, the parties mutually agree that if the Contractor has not, for whatever reason, completed drilling of at least one production size exploratory test well on the additional developable lands within 24 months of the date of the execution of this modification, then at the government's option (and as its exclusive remedy) the Government may terminate the Contractor's exclusive right to explore, develop and utilize the geothermal resource on the additional developable lands without cost to the Government or adjustment in the contract price.

     In the event of said termination of contractor's right with regard to the additional developable lands:

     (a) the Government shall acquire the rights to all data developed, and all the Contractor's rights and interest in the project relating to the additional developable lands are terminated;

     (b) Government may proceed with development thereon as it may determine to be in the best interest of the Department of Defense without any continuing obligation to the contractor;

     (c) the following conditions of completed or unfinished wells or borings on the additional developable lands will apply:

          (1) Any casing or plugs set into the well shall remain in place, and title to such items shall automatically pass to the Government upon the termination.

          (2) All non-productive wells will be plugged and abandoned in accordance with GRO Order No. 3 prior to final abandonment of the project;

     (d)  The Government shall have:

          (1) The option to purchase the Contractor-owned fixtures, facilities and equipment or part thereof on the additional developable lands at a price to be determined and the Contractor shall leave in place any such fixtures, facilities and equipment; or

          (2) The Government shall require the Contractor to remove same and restore the site at no cost to the Government within a reasonable time after termination.

          If the parties are unable to agree upon the option price, the Disputes Clause shall apply.

B.   Scope.  Subject to the terms and conditions hereinafter set forth, the
     -----
Contractor shall deliver to the Government and the Government shall receive from the Contractor electric service (hereinafter called service) as requested by the Government from the Contractor at the designated delivery point(s) for the premises hereunder (hereinafter called the service locations) all in accordance with the Proposal, Technical and General Provisions, and the Electric Service Specifications.



          //Modification P000011 deleted the original Section I.C. above and replaced it with the amended Section I.C. at the top of page 3.



                           [intentionally left blank]

          //Page 3, item [2] of Modification P000011 amended Section I.C. to read in full as follows://



                           [intentionally left blank]



          //Page 2, item [1] of Modification P000012 amended Section I.C to read in full as follows://



C.   Term.
     ----

This contract shall continue in effect for a period of thirty years from the date of award. The Government has a unilateral right to extend the term of this Contract for an additional ten (10) year term by the giving of written notice to the contractor not less than 180 days in advance of the contract completion date. If the government shall exercise this option, the extended contract shall not be considered to include this option provision. The Contractor understands that the Government requires Congressional approval to exercise any option for the extension of the term of this Contract pursuant to this clause. If the Government shall exercise this option, the Government's compensation from the Units shall be as follows: (a) such compensation from Unit I-1 shall remain as provided under IV.C hereof; (b) the Government's share of all gross PURPA revenues for the option period from Unit I-2 and/or Unit I-3 shall be twenty-two
(22) percent; and (c) the Government's share of all gross PURPA revenues for the option period from either or any of Unit II-1, Unit II-2, and Unit II-3 shall be twenty-two (22) percent.

D.   Real Property Entry Permit.
     --------------------------

     1. The Government hereby grants to the Contractor, free of any rental or similar charge, but subject to the limitations specified in this contract, a revocable permit to enter the service location for any proper purpose under this contract, including use of the site or sites agreed upon by the parties hereto for the installation, operation, and maintenance of the facilities of the Contractor required to be located upon Government premises. Authorized representatives of the Contractor will be allowed access to the facilities of the Contractor at suitable times to perform the obligations of the Contractor with respect to these facilities. It is expressly understood that the Government may limit or restrict the right of access herein granted in any manner considered to be necessary for the national security.

     2. The facilities shall be removed, wells abandoned and capped as appropriate, and Government premises restored to their original condition, ordinary wear and tear excepted, by the Contractor at his expense within a reasonable time after the Government shall revoke the permit herein granted and in any event within a reasonable time after termination of this contract, provided, that in the event of termination due to fault of the Contractor these facilities may be retained in place at the option of the Government until service comparable to that provided for hereunder is obtained elsewhere.

          //Paragraph 1 on page 2 of P00008 provided a new section I.D.3, which is added to the Contract to read in full as follows://

    "3.   It is understood and agreed that the revocation of said permit shall constitute a termination by the Government within the meaning of Section VIII.2. of the Contract. Further, if Government's limitation or restriction of said permit is imposed in such a manner as to prevent the Contractor, its subcontractors, or its assigns from exercising their rights as contemplated in this Contract, then Government shall provide the appropriate extension for delay and appropriate monetary compensation for lost revenues within the dollar guidelines of said Section VIII.2."



E.   BONDS/INSURANCE
     ---------------

     The following provisions relating to Bonds and Insurance from the original RFTP continue as obligations of the Contractor herein.


                                      3a

     BONDS
     -----

     The successful Contractor will be required to furnish a BOND in the penal sum of $100,000.00 conditioned on compliance with the Geothermal Resources Operational Order No. 3, "Plugging and Abandonment of Wells." The bond of any surety company holding a certification of authority from the Secretary of the Treasury as an acceptable surety on Federal bonds will be accepted. Individual sureties will be accepted if each surety deposits with the Contracting Officer, cash, bonds or notes of the United States, or certified check drawn to the order of Commanding Officer, Western Division, Naval Facilities Engineering Command, or such other security as the Contracting Officer may deem necessary for the required amount of the guarantee, under the agreement that the collateral so deposited shall remain in the possession and control of the Contracting Officer for at least one year after completion of the contract.

     INSURANCE
     ---------

     Within fifteen days after the award of this contract, the Contractor shall furnish the Contracting Officer a Certificate of Insurance as evidence of the existence of the following insurance coverage in amounts not less than the amounts specified below in accordance with the clause entitled "INSURANCE (1977
JAN)" contained in the GENERAL PROVISIONS.

                                                    COVERAGE
                                      ------------------------------------
                                           PER        PER
                                          PERSON    ACCIDENT   PROPERTY
                                         --------   --------   --------
a.  Comprehensive General Liability      $100,000   $300,000   $10,000

b.  Automobile Liability                 $100,000   $300,000   $10,000

c.  Workmen's Compensation                  AS REQUIRED BY STATE LAW

d.  (Other as Required by State Law)

The Certificate of Insurance shall further provide for thirty day's written notice to the Contracting Officer by the insurance company prior to cancellation or material change in policy coverage. Other requirements and information are contained in the Clause entitled "INSURANCE (1977 JAN)" contained in the GENERAL PROVISIONS.

F.   PRECEDENCE
     ----------

     In the event of conflict or inconsistency between any of the provisions of the various portions of this contract (the reconciliation of which is not otherwise provided for here) precedence shall be given in the following order, the provisions of any particular portion prevailing over those of a subsequently listed portion.

     (1) Typewritten portions of the contract, excluding the General Provisions and appendices.

     (2)  General Provisions and the appendices.

     (3) The contents of the Contractor's proposal, including but not limited to his forwarding letter, drawings, outline specifications, accepted alternates, or additives, and materials, tests or other data (including all supplements, amendments and modification thereto).

G.   PROJECT INFORMATION ABSTRACT -  The following provisions from the original
     ----------------------------
                                     RFTP are specifically included in the terms of this contract.

     1.   Project Description
          -------------------

          The Western Division, Naval Facilities Engineering Command (WESTNAVFACENGCOM) wishes to develop geothermal power as an alternative to conventional power sources at the Naval Weapons Center (NAVWPNCEN), China Lake, California. Preliminary investigations under the auspices of NAVWPNCEN, the U.S. Geological Survey, and the Department of Energy indicate a potential source of geothermal power in an area of NAVWPNCEN identified as the Coso Known Geothermal Resources Area (KGRA). WESTNAVFACENGCOM is issuing this Request for Technical Proposals (RFTP) in order to develop approximately 3 1/2 square miles of this potential resource for which the Navy has authority to develop.

          After determining the capacity, nature and reliability, of the resource through his own exploration program, the Contractor shall build, own, operate and maintain one or more geothermal power plants and necessary power lines, power transformer substations and associated equipment and facilities to deliver, initially, the full electrical energy requirements of NAVWPNCEN China Lake and subsequently other Navy activities, but not to exceed 75MW to the Navy at the designated delivery points (see Appendix "E"). The price bid under Step Two of this RFTP shall be all-inclusive for supply of power to NAVWPNCEN China Lake as more fully described in Section III. The price for power to other Navy activities will be negotiated under the Changes Clause. Delivered power at each designated delivery point must meet the total electrical load at each point and at no time shall the total cost per kilowatthour (WH) to the Navy be above 95 percent of the Ceiling Rate as defined in Appendix "F". The exploration, development, commercial operation, and maintenance of the Contractor's facilities and delivery of power must be at no capital cost to the Department of Defense. Title to the geothermal resource or electricity produced therefrom must remain in the Government except as further described for electricity in
Section VI.A. The Government will provide the Contractor a real estate entry permit and will pay the Contractor his bid rate in price per KWH received by the Government, as escalated by the Coso Geothermal Index (CGI) and constrained by the Ceiling Rate (see Appendix "F") during the thirty year term of the contract. At no time during the term of the contract will the Department of Defense be obligated to pay more than 95 percent of the then established Ceiling Rate.
This RFTP defines the project parameters and solicits responsive proposals from qualified offerors.

          A two-step RFTP is being solicited. The step-one proposals shall be limited to technical, business, environmental and other matters, and they must not contain any cost information. After evaluation for technical adequacy, acceptable offerors will then be invited in Step-Two to submit a cost proposal. The contract award will be made to the offeror submitting the lowest bid in price per kilowatthour for electric energy receive by the Government at NAVWPNCEN China Lake designated delivery point provided that the bid price is less than the Ceiling Rate as defined in Appendix "F". The Navy reserves the right to reject all bids if no bid is below the Ceiling Rate.

     The Contractor shall explore, evaluate, and develop the geothermal resource; construct, operate and maintain a geothermal power plant; and deliver power to the Government as rapidly as possible within certain constraints, including that there be NO CAPITAL EXPENSE TO THE DEPARTMENT OF DEFENSE, that
                         -----------------------------------------------
there be NO ADVERSE IMPACT UNACCEPTABLE TO THE NAVY ON THE MISSION OF NAVWPNCEN
         ----------------------------------------------------------------------
and that there be a NET COST SAVINGS TO THE GOVERNMENT. Development and
                    ----------------------------------
extraction of geothermal by-products will require specific Navy approval and be accomplished in accordance with existing law.

     The Navy desires to expeditiously develop the full potential of its resource. Subsequent development and delivery of power in excess of 75 MW will be negotiated under the contract Changes Clause. The Government will consider such further development of Navy fee-acquired land up to the then existing southern California Navy loads. These Navy loads are currently served by Commercial Utility Companies under standard rate schedules.

          \\Modification P000011 deleted the first paragraph of Section II below and replaced it with that shown on the top of page 7.\\



                           [intentionally left blank]

          \\Modification P000011 changed the first paragraph of Section II to read as follows:\\

II.  CONSTRAINTS
     -----------

It shall be the responsibility of the Contractor to conform to and abide by all legally applicable statutes; ordinances; rules and regulations and all permit, approval, and easement requirements relating to the development of the geothermal resource at the Coso KGRA area, access to and from the general sites, and construction on and use of property under the control of NAVWPNCEN China Lake. In addition to the laws and regulations identified in Environmental Protection Plan, Section V, and the terms of this contract, the Contractor is referred to Naval Weapons Center Instructions (see Appendix "G"); the Geothermal Resources Operational Orders as published by the Geological Survey; the Geothermal Steam Act; the Geothermal Energy Research, Development and Demonstration Act; the Federal Land Planning and Management Act; the Defense Withdrawal Act of 1958 (P.L. 85-337); Title 30, the Code of Federal Regulations; and the Occupational Safety and Health Act, or any successor statutes thereto, all as from time to time amended. Unless specifically advised by the Contracting Officer to the contrary, the Contractor shall meet the legally applicable requirements of all State and Local Laws and Regulations. This list is not all inclusive and it is the sole responsibility of the Contractor to acquaint itself with all legally applicable Federal, State and local laws, regulations, and other legal constraints or requirements. Because of the nature of the NAVWPNCEN mission, the Government has placed certain constraints on geothermal operations within the boundaries of NAVWPNCEN. These constraints ensure the safe and economical development and production of those geothermal resources within the NAVWPNCEN boundary and ensure that any exploration, development, or production does not conflict with the mission of NAVWPNCEN. All on-site and other inspection performed by the Government will be at Government's cost.

     A.   Administrative Responsibility
          -----------------------------

          The Commander, NAVWPNCEN is the responsible agent of the Federal Government for the utilization of the land and airspace of NAVWPNCEN. As such, the Commander, NAVWPNCEN is responsible for the protection of the health and safety of all personnel, military and civilian, within the confines of NAVWPNCEN, and is responsible for the continuing preservation of the ability of NAVWPNCEN to perform its mission of air weapon research, development, test and evaluation.

     B.   Access
          ------

          Access to NAVWPNCEN is a privilege granted by Commander, NAVWPNCEN. Exercise of this privilege requires adherence to Navy traffic regulations, check-in/check-out procedures, radiation control measures, environmental controls, area access limitations, and electronic emission controls. Access to range lands shall be on a not-to-interfere basis with Navy test schedules and shall be limited to that specific area being explored, developed or produced. Access schedules shall be established on a weekly basis with the Navy. The Public Works officer, NAVWPNCEN will have the authority to provide emergency access for reasons of geothermal safety or other drilling incidents requiring uninterrupted short term access to a specific site or geothermal operation. Access shall require that there be identified one responsible contact point for the Contractor who shall at all times know who is present on NAVWPNCEN lands, and this contact point shall be reachable at all times in event evacuation is ordered. Experience to date shows, in any given month, scheduled and unscheduled daylight downtime will not regularly exceed ten percent and scheduled and unscheduled nighttime downtime will not regularly exceed two percent.

     C.   Security
          --------

          Contractor personnel do not have to be U.S. Nationals, but the mission of the NAVWPNCEN is such that personnel cannot be granted access to NAVWPNCEN lands without being cleared for entry by the Navy. All non-citizen visits must be arranged through the Navy with a minimum notice of 96 hours for non-iron-curtain-bloc visitors. The latter will be considered on a case by case basis. The accessible areas and routes from these areas will be stipulated by the Navy.

     D.   Environmental
          -------------

          All vehicular traffic shall be limited to routes approved by the Navy. The Navy will retain the right to suspend any operation judged by the Navy to present an imminent threat to the environment. During all operations, all federal, state, and local environmental requirements shall be rigorously observed. The Navy shall have the right to impose emission standards required to protect the mission of NAVWPNCEN.

          \\Paragraph 2 on page 2 of P00008 provides Section II E of the contract is amended to read in full as follows:

               "E  Sites and Routes
                   ----------------

               Power plant sites, drill pads, pipeline and power transmission routes will be selected subject to Navy approval to ensure such sites will have a minimum impact on NAVWPNCEN range operations. All site plans shall be submitted to the Navy for approval. Routes to and from work areas will be approved by the Navy."\\

     F.   Shelters
          --------

          Operators and other Contractor personnel shall have the option of either evacuating NAVWPNCEN upon request or retiring to Navy approved personnel shelters during those times when NAVWPNCEN operations require personnel protection at the project site. Construction criteria for personnel shelters are included in the Technical Specifications, and installation will be totally at Contractor's expense.

     G.   Radioactive Sources
          -------------------

          No radioactive sources shall be brought into NAVWPNCEN until appropriate Navy permits have been obtained. These permits will be issued upon the Navy verifying the license of the operator to be valid for the proposed effort, and the Navy approving a standard operating procedure for dealing with lost sources and handling damaged sources.

     H.   Injuries and Accidents
          ----------------------

          All disabling injuries occurring on NAVWPNCEN land will be reported within 24 hours to the Navy. The Navy will retain the right to suspend any operation judged by the Navy to present an imminent danger to people or to government property.

     I.   Electronic Radiation
          --------------------

          No electronic radiation will be permitted within NAVWPNCEN until a permit is obtained which certifies this emission will not interfere with the NAVWPNCEN mission. The Navy may, at times, require electronic emission silence for up to four hours.

     J.   Plant Protection
          ----------------

          To prevent damage, all wellheads shall be revetted as specified in the Technical Specifications, all wells shall be fitted with an approved below-ground flow limiter, all pipe lines fitted with automatic flow limiters, and all power plants equipped with a hardened control room.

     K.   Public Release of Information
          -----------------------------

          There shall be no public release of information or photographs concerning the aspects of this contract or other documents resulting therefrom without prior written approval of the Navy.

     L.   Military/Government Property
          ----------------------------

          As a result of past and ongoing NAVWPNCEN operations, the existence of unexploded ordnance and other hazardous material in the Coso KGRA is very likely. The danger that such material represents cannot be overemphasized. Therefore, all military or government property found on the land surface or embedded in the land shall be left in place. The Navy shall be informed of the presence of all hazardous or potentially hazardous ordnance or other material at once and Navy personnel will inspect and remove such material in a timely manner.

     M.   Data Exchange
          -------------

          Data on flow, chemistry of fluids and reservoir conditions and structure shall be provided to the Navy within 90 days of the date the data is obtained by the Contractor with such data to remain proprietary to the Contractor for five years or contract termination, whichever occurs first. The Navy may use such data for independently evaluating the resource.

     N.   Legal Jurisdiction
          ------------------

          Law enforcement on NAVWPNCEN lands will remain the responsibility of the Navy except that the Navy may permit Inyo County deputized corporate security guards on NAVWPNCEN lands following Navy acceptance of specific Contractor security plans.

     O.   Blowout Contingency Plan
          ------------------------

          Prior to the commencement of any drilling into the geothermal reservoir, the Contractor shall prepare a contingency plan acceptable to the Navy for use in the event of a blowout of a geothermal well.

     P.   Geothermal Resources Operational (GRO) Orders
          ---------------------------------------------

          The GRO Orders, as published by the United States Department of Interior, Geological Survey, Conservation Division, Office of the Area Geothermal Supervisor, and Title 30, Chapter II of the Code of Federal Regulations shall be adhered to subject to certain interpretations that are discussed in more detail under Technical Specifications, Section VI.

     Q.   Right of Inspection
          -------------------

          Navy shall have the right of inspection to ensure and verify compliance with these constraints.

     R.   These constraints shall be included in all subcontracts.

III. PRICING, ESCALATION AND PAYMENTS
     --------------------------------

     A.   General
          -------

          The Government will accept from the Contractor electric energy service for Navy loans listed in Appendix "E". The Government will pay Contractor on a monthly basis for delivery of such electric energy as metered at the designated delivery points. Payments will be made solely for electrical energy consumed by the Government as recorded on a watthour meter at the designated delivery points, and not for energy that is available to the Government but not actually consumed. The Government will pay the Contractor 56 mils per KW escalated by the Coso Geothermal Index (but never more than 95 percent of the Ceiling Rate defined in Appendix "F") for each KWH consumed by the Government as metered at NAVWPNCEN China Lake designated delivery point identified in paragraph A of Appendix "E". After serving NAVWPNCEN China Lake, the Contractor shall serve additional designated delivery points as his generating capacity permits at a rate to be negotiated under the Changes Clause. Once the Contractor has agreed to supply electrical energy to a delivery point, he shall be solely responsible to provide all electrical energy needs to that delivery point.

          It is understood that the Navy loans listed in Appendix "E" are presently being serviced by a utility company under contract to the U.S. Navy. It is agreed that the Contractor will pay for any costs of termination involved in such existing contracts, and that the sole payment by the Navy under this contract is for the price bid by the successful Contractor. Similarly, the Government will not make payment for any additional items of cost including, but not limited to, wheeling, banking, standby, emergency, backup, line transmission loss, metering loss, transformer loss, power factor, demand, termination charges, and the like.

          As additional generating capacity is installed, the Contractor is required to serve additional designated delivery points if technically feasible at a rate to be negotiated under the Changes Clause.

     B.   Power Availability
          ------------------

          Electric service shall be available at the designated delivery points which the Contractor has agreed to serve 100 percent of the time subject to force majeure. The Contractor shall use reasonable diligence to provide a regular and uninterrupted supply of service at the service locations, but shall not be liable to the Government for damages, breach of contract, or otherwise, for failure, suspension, diminution, or other variations of service occasioned by any cause beyond the control and without the fault or negligence of the Contractor.

     C.   Price Escalation
          ----------------

          On 1 February and 1 August of each year, the contract unit price will be adjusted for the following six month period to reflect the percent change (increase or decrease) in the Coso Geothermal Index (See Appendix "C") during the previous six month period. The first escalation will occur on 1 August 1984 based on the previous six month period.

     D.   Incremental Development of Geothermal Power Generation
          ------------------------------------------------------

          \\Page 3, item [3] of Modification P000011 amends Section III.D.1 to read in full as follows:\\

          1. At such time as the existence of a commercial geothermal resource has been established by the Contractor, the Contractor shall proceed to design and install power generation plant(s) of sufficient capacity to produce and deliver the proposed capacity adequate to provide electrical service to at least NAVWPNCEN China Lake, but not in excess of the generating capacity for which the parties have agreed to hereunder.

          2. Should the Government determine that further development of the resource beyond 75 MW is feasible and that it is in the best interest of the Department of Defense so to do, the Government may, by the Changes Clause authorize Contractor to proceed with development of the field and production of electrical power.

          3. The Contractor's plan for the development of the geothermal resource shall include procedures to ensure close coordination of plant development and distribution of energy with changing Navy requirements. The Government will also closely coordinate with the Contractor on planned changes in Navy requirements.

          \\Page 3, item [4] of Modification P000011 adds a new Section III.E. to read in full as follows:\\

     E.   Expansion Beyond NAVWPNCEN
          --------------------------

     The Government and the Contractor have determined that the entitlement provided to the Government with respect to NAVWPNCEN pursuant to Section IV.C.1 of the contract is not appropriate as Government entitlement with respect to expansion beyond the generating capacity of Unit I-1. A different method for determination of such entitlement has accordingly been negotiated and agreed to by the parties and the provisions controlling said expansion and Government's entitlement shall supersede the provisions of paragraphs A, B, C and D of Section III of the contract.

        IV.  GEOTHERMAL POWER GENERATION/ELECTRIC SERVICE SPECIFICATIONS
             -----------------------------------------------------------

     A.   Technical Provisions for Utility Service
          ----------------------------------------

          1.   Measurement of Service
               ----------------------

          (a) All service furnished by the Contractor at the designated delivery points shall be measured by metering equipment of standard manufacture, furnished, installed, maintained, calibrated, and read by the Contractor at his expense. In the event that any meter fails to register or registers incorrectly, the quantity of service delivered through it during that period shall be determined and an equitable adjustment based thereon shall be made in the Government's bills (for this purpose any meter which registers not more than 2 percent slow or fast shall be deemed correct). Failure to agree on any adjustment shall be a dispute concerning a question of fact within the meaning of the "Disputes" clause of this contract.

          (b) The Contractor shall read all meters at periodic intervals of approximately thirty days. All billings based on meter readings of less than twenty-seven days or more than thirty-two days shall be prorated accordingly.

          2.   Meter Test
               ----------

          The Contractor, at his expense, shall periodically inspect and test the meters at intervals of no longer than six months. At the written request of the Contracting Officer, the Contractor shall make tests of any or all of such meters in the presence of Government representatives. The cost of such tests shall be borne by the Government if the percentage of error is found to be not more than 2 percent slow or fast. No meter shall be placed in service which on test registers in excess of 100 percent under normal operating conditions. Upon request, the Contractor will provide copies of all test data to the Government.

     B.   General Provisions for Utility Service
          --------------------------------------

          1.   Payment
               -------

          (a) The Contractor shall submit invoices monthly to locations as listed on the Electric Service Specifications and payments hereunder shall be made by the designated disbursing officer for service furnished hereunder at the rate specified.

          (b) All bills for service shall be paid without penalty or interest, except as provided for in Public Law 97-177.

          (c) Invoices for service rendered hereunder shall be submitted monthly, indicating dates of the billing period, and shall contain information on meter readings at the beginning and at the end of the billing period, energy delivered in KWH, the demand in KW, a summary of outages and their duration for the billing period, and such other pertinent data as shall be required by the Government.

     2.   Rates and Charges
          -----------------

          (a) For all service furnished under this contract to the service location the Government shall pay the Contractor at the accepted rate in kilowatthours (KWH). In no case shall the rate exceed 95 percent of the Ceiling Rate defined in Appendix "F".

          (b) Adjustments.  The rate and charges specified herein may be
              ------------
adjusted in conformance with the Special Circumstances and Conditions as set forth in (c) below. In the event that changes have occurred in any of the Special Circumstances and Conditions, the rates and changes will, buy mutual agreement and execution of a Supplemental Agreement to the contract at the times specified, be changed accordingly and will apply until the next Supplemental Agreement. Item (c)(1) (Service Charges) will be reviewed semi-annually and the adjustments made effective 1 February or 1 August as appropriate, of each contract year.

          (c) Special Circumstances and Conditions
              ------------------------------------

              (1) Service Charges: the basic rate per kilowatthour will be increased or decreased to reflect the changes as they occur to the Coso Geothermal Index on a semiannualized basis and constrained to never exceed the Ceiling Rate.

              (2) Development to 75 MW: A rate for power in excess of the requirements of NAVWPNCEN China Lake but not exceeding 75 MW will be negotiated under the Changes Clause.

              (3) Development beyond 75 MW: Should Navy determine that further development of the resource beyond 75 MW is in the best interest of the Government, Navy will enter into a Supplemental Agreement to this contract for delivery of generated power above the capacity covered under this contract.

          \\Paragraph 3 on page 2 of P00008 provides a new subparagraph 4 is added to Section IV.B2(c) as follows:\\

              "4.  It is understood and agreed that the price (the
              "NAVWPNCEN Price") established, adjusted and limited in accordance with Section III.A and IV.B2(c)(1) of the Contract for NAVWPNCEN Power (as defined at Section IV.C.3(d)(1) hereof) is not subject to change, whether upon or as part of the negotiation of prices under the Changes Clause hereof for electrical energy delivered to designated delivery points ('DDP'), in addition to that point for NAVWPNCEN ('NAVWPNCEN DDP,' as defined in Section VI.C.3(a) hereof), or otherwise, without the written consent of the Initial Consortium, described in Section IV.C.2(a) hereof."

     3.   Continuity of Service and Consumption
          -------------------------------------

          (a) The Contractor shall use reasonable diligence to provide a regular and uninterrupted supply of service at the service locations, but shall not be liable to the Government for damages, breach of contract, or otherwise, for failure, suspension, diminution, or other variations of service occasioned by any cause beyond the control and without the fault or negligence of the Contractor. Such causes may include, but are not restricted to, acts of God or of the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, or failure or breakdown of transmission or other facilities.

          4.  Contractor's Facilities
              -----------------------

              (a) The Contractor, at his expense, shall furnish, install, operate, and maintain all facilities required to furnish service hereunder, and to measure the service at the point of delivery specified in the Technical Specifications. Title to all of these facilities shall remain in the Contractor as long as the contract is in effect, and he shall be responsible for all loss or damage to those facilities except that arising out of the fault or negligence of the Government. All taxes and other charges in connection therewith, together with all liability arising out of the negligence of the Contractor in the construction, operation, or maintenance of these facilities shall be assumed by the Contractor.

              (b) Upon expiration of the contract, title to wells and casings shall revert to the Government at no cost. Title to all other Contractor-owned fixtures, facilities and equipment shall remain with the Contractor; provided, however, that (1) the Government shall have the option to purchase such fixtures, facilities and equipment or any part thereof at a price to be determined and the Contractor shall leave in place those fixtures, facilities and equipment; or (2) the Government shall require the Contractor to remove same and restore the site at not cost to the Government within a reasonable time after expiration. If the parties are unable to agree on the option price the Disputes clause shall apply.

          5.  Multiple Service Locations
              --------------------------

              The Contractor with the Contracting Officer's concurrence may at any time designate any service location within the franchise areas of San Diego Gas and Electric Company and Southern California Edison Company at which service shall be furnished thereunder, and the contract shall be modified in writing accordingly by adding to the service specifications the name and location of the appropriate service location.

          6.  Supporting Utilities
              --------------------

              The Contractor shall be responsible for all costs and effects associated with the installation, operation and maintenance of any utility system which it may install.

          7.  Security Fencing
              ----------------

              Contractor shall erect a chain-link fence, or equivalent, on the boundary of the plant site allocated to it. Contractor will furnish the Commanding Officer, Naval Weapons Center, China Lake duplicate sets of keys to all gates and locks in Contractor security fence for use by the Naval Weapons Center Security or Fire Department in case of emergency.

          8.  Alterations and Additions
              -------------------------

              The Contractor shall, as agreed upon by the parties, modify and/or replace his pipelines and related equipment necessitated by age and deterioration of the installed facilities.

          9.  Fire Protection
              ---------------

              Fire Protection shall be the responsibility of the Contractor.

          \\PLEASE NOTE - P00008, beginning on page 2 and ending on page 9:

          1)  deleted Section IVC on page 16 of P00004,

          2) added a new Section IVC to read as set forth on pages 2 through 9 of P00008 and added new Sections IVD and IVE to P00004.

          These provisions are set forth on pages 16-a to 16-h.\\

  [4][4] Section IV.C of the Contract is deleted and a new Section IV.C is added to read in full:

     "C.  Provisions Governing Service to NAVWPNCEN.
          ------------------------------------------

          1. In General. The Contractor is prepared to proceed with the Phase C
             ----------
             construction of a geothermal power plant designed to serve NAVWPNCEN. Said work will be performed pursuant to agreements by and between the Contractor and an 'Initial Consortium' (as herein defined). In order to arrange financing and assistance for said plant the following will take place:



                              Modification P00008
                           Contract N62474-79-C-5382
                                  Page 2 of 10


                                      16a

              (a) The Contractor will assign to the Initial Consortium certain rights which Contractor has been granted under the Contract (subject to the Contractor's right to reacquire the same). Such assignment shall be effected by an 'Assignment and Consent' to be executed by and between Contractor and the Initial Consortium in a form approved and agreed to by the Government (hereafter the same is referred to as the "Initial Plant Assignment").

              (b) Pursuant to appropriate documentation, the Initial Consortium intends to further assign certain rights and interests under the Contract and in the Initial Plant and Initial Project (both defined herein) to a third party which may be a lender ('Lender') or a lessor ('Lessor'). In this regard, it is intended that if the financing is to be provided through a lease, then the Lessor will transfer to the Initial Consortium a leasehold interest (the 'Lease') in the Initial Plant with full authority to operate the Initial Project for a term of approximately 15 years, plus extensions, if any. Upon the termination of said Lease, the rights in the Initial Plant/Project would revert to the Lessor and its successors and assigns. The Initial Consortium, the Lender, the Lessor and their respective successors and assigns are sometimes referred to herein individually as the 'Financing Party' and collectively as the 'Financing Parties'.

          2. Definitions. Unless the context otherwise clearly requires, each of the following terms, when used in this Contract or in any appendix, exhibit or attachment thereto with initial capitals, shall have the meaning set forth for such term below:

              (a) 'Initial Consortium' means a joint venture or other business
                  --------------------
               combination, identified in the Initial Plant Assignment which includes one or more engineering and construction companies and/or one or more equipment suppliers for the Initial Plant.

          \\Page 3, item [5] of Modification P000011 amends Section IV.C.2.(b) to change "Unit 1" to read Unit I-1".\\

              (b) 'Initial Plant' means Unit I 1 of the geothermal power plant and------------- --------its associated facilities as constructed by the Initial Consortium, (including and not limited to surface steam gathering system, brine disposal system, power transmission facilities, substation, interconnection facilities and other facilities and equipment necessary to generate, sell and deliver power from such plant); but excludes all geothermal resource and wells.

              (c) 'Initial Project' means all elements of permitting, licensing,
                  ---------------
              designing, constructing, erecting, financing, owning, operating, leasing, and maintaining the Initial Plant, and of generating, selling and delivering power therefrom, and receiving, utilizing and disbursing the revenues generated thereby; but excludes all elements of producing and bringing to the surface the geothermal resources.



                              Modification P00008
                           Contract N62474-79-C-5382
                                  Page 3 of 10


                                      16b

          3.  Contractor's Delivery of Electric Service for NAVWPNCEN.  The
              --------------------------------------------------------
          Contractor's obligations under the Contract with respect to the
          'NAVWPNCEN DDP' (defined herein) shall be satisfied by performance under coordinated contracts as follows:

              (a) Government's Existing NAVWPNCEN/SCE Contract Continues.  The
                  -------------------------------------------------------
              NAVWPNCEN DDP is the present point of delivery under contract with Southern California Edison Company ('SCE') N62474-70-C-1201, Item 1054 ('NAVWPNCEN/SCE Contract'). Present service by SCE to the NAVWPNCEN DDP shall remain in place after the Initial Service Date (as defined herein), uninterrupted, under the SCE/NAVWPNCEN Contract and shall be deemed to be full utility service by the Contractor so long as the Contractor complies with the provisions of this Section IV.C.3. If SCE fails to provide service to NAVWPNCEN DDP under the SCE/NAVWPNCEN Contract, the Contractor, the Initial Project, and the Financing Parties shall not be responsible for such failure.

              (b) Initial Plant Output and The PURPA Contract.  Subject to the
                  --------------------------------------------
              Government's rights and powers as otherwise provided herein, the Initial Plant is authorized at all times to be operated at full capacity. All power from the Initial Plant shall be sold by Contractor or its assigns to SCE pursuant to an appropriate contract (the 'PURPA Contract'). All payments from the PURPA Contract shall be paid to and belong to the Contractor or its assigns and they are authorized to apply the same to pay SCE for NAVWPNCEN Power, to operate and maintain the Initial Plant, to service debt, to realize a recovery of and return on their capital expenditures, to operate and maintain the geothermal resource, wells, and related facilities for the Initial Project, and for other purposes.

             (c) Initial Service Date.  The date of the commencement of service
                 ---------------------
                 pursuant to the Contract (herein the 'Initial Service Date') shall occur upon the earlier of (a) a date stipulated by written notice to the Government by the Initial Consortium, or
                 (b) 1 February 1987, as such date may be hereby or hereafter modified, taking into account all applicable extensions or excusable delays pursuant to the Contract.

             (d) Payment for NAVWPNCEN Power (Including Conserved Power).
                 --------------------------------------------------------
              Contractor shall pay for (or shall discharge all payments due from the Government to SCE for) NAVWPNCEN Power delivered from and after the Initial Service Date through the term of the Contract. Said payment or discharge shall be made subject to the following terms and conditions:



                              Modification P00008
                           Contract N62474-79-C-5382
                                  Page 4 of 10

                                      16c

                  (1) NAVWPNCEN Power is defined to be the amount of electrical energy equal to (A) the lesser of (i) 100,000 MWH per year adjusted cumulatively from 1 January 1986 by a 3% per year load growth factor and properly adjusted by a fraction (e.g. 30/365 for a 30 day billing period) to reflect the portion of a year covered by the billing period in question or (ii) the actual amount of energy delivered by SCE to the NAVWPNCEN DDP pursuant to the SCE/NAVWPNCEN Contract during the billing period in question, reduced by (B) the amount by which the net output of the Initial Plant delivered to SCE under the PURPA Contract for the billing period in question is less than the amount computed under Clause (A) of this subparagraph (1) as a result of a Force Majeure event or other limiting provision of the Contract (including but not limited to Sections III.B, VIII.3, and VIII.4 of the Contract). Events which are defined as Force Majeure events herein shall constitute Force Majeure in connection with any inability of Contractor or the Financing Parties to make delivery to SCE under the PURPA Contract.

                   (2) Such payment or discharge shall constitute timely delivery of supplies and performance of services by Contractor within the meaning of the Contract, as hereby modified, and in particular within the meaning of Section VIII.4(a) thereof.

                   (3) Such payments or discharge shall be on behalf of Government against its SCE bills under the SCE/NAVWPNCEN Contract.

                   (4) If, for a given year, the amount of electrical energy for which the Government is billed by SCE falls short of an amount computed according to Section IV.C.3(d)(1)(A)(i) and reduced according to Section IV.C.3(d)(1)(B) (such shortfalls here called "Conserved Power"), the Government shall be entitled to a credit equal to the difference between (A) the price that the Contractor would have paid to SCE for the Conserved Power had it been used and (B) the price that the Government would have paid to the Contractor for the conserved power had it been used. Such credit shall be determined in accordance with the procedures set forth in
                   Section IV.C.3(g)(8) hereof.

              (e) Service From Initial Project. Neither the Initial Project nor
                  ----------------------------
                  anyFinancing Party for the Initial Project shall be obligated to or liable to the Government to provide or pay for (or to compensate the Government for any failure to provide or pay for) any electrical service to Government in excess of NAVWPNCEN Power, or any electric service from Contractor or otherwise delivered to or metered at any DDP other than the NAVWPNCEN DDP.



                              Modification P00008
                           Contract N62474-79-C-5382
                                  Page 5 of 10

                                      16d

              (f) Government's Right to Pay NAVWPNCEN/SCE Contract. If any SCE
                  ------------------------------------------------
               invoice for NAVWPNCEN Power has not been paid within sixty (60) days following its date, the Government, at is Option, may pay such invoice and seek reimbursement for the amount thereof (including any interest and penalties due to SCE with respect to late payment) pursuant to the Contract. In the event of repeated or extended failure to pay, the Contractor shall provide a detailed report of the cause and proposed cure therefor. If such report or performance thereunder is not reasonably satisfactory to the Government, the Government shall have grounds for termination under Section VIII.4 hereof.

              (g) Government's Payment of Contract Price to Contractor or Its
                  -----------------------------------------------------------
              Assigns. The Government shall pay to the Contractor or its
              -------
              assignee an amount equal to the NAVWPNCEN Price times the NAVWPNCEN Power for each Billing Period (as herein defined) from and after the Initial Service Date, subject to the following terms and conditions:

                  (1) The NAVWPNCEN Price has a base rate of 56 mills per KWh which is subject to adjustment after August 1, 1984, as provided in the Contract.

                  (2) In no case shall the NAVWPNCEN Price for NAVWPNCEN Power exceed 95% of the applicable Ceiling Rate for the same (as defined in Appendix F to the Contract).

                  (3) Each Billing Period shall have the same frequency and duration as each billing period of the SCE/NAVWPNCEN Contract.

              \\Modification P00009 included the following change to the last sentence of Section IV.C.3.(g)(4) below:\\

                  (4) Proof of payment to SCE for NAVWPNCEN Power shall be required as a condition precedent to the obligation of the Government to pay Contractor for the corresponding amount of NAVWPNCEN Power pursuant to the Contract. "Full payment to contractor or its assignee shall be made immediately upon receipt of such proof." (Modification P00009)

                  (5) The service provided under the SCE/NAVWPNCEN Contract will be measured by the metering procedures presently followed under that contract. The Government shall provide the Contractor the results of such measurements and such other information the Contractor reasonably requires to compute payments for NAVWPNCEN Power. Contractor shall be allowed (at its own cost) to Install its own meter and procedure to monitor the service and bills received by Government from SCE under the SCE/NAVWPNCEN Contract.

                  (6) The Government's obligation to pay for NAVWPNCEN Power shall not be conditioned upon operation of the Initial Plant.



                              Modification P00008
                           Contract N62474-79-C-5382
                                  Page 6 of 10

                                      16e

                  (7) The invoice for NAVWPNCEN Power shall be submitted to Naval Weapons Center, China Lake, California, 93555. The billing period will correspond to the referrable SCE billing period under the SCE/NAVWPNCEN Contract. Payment of each such invoice shall be made by the Disbursing Officer, Code 0862, Naval weapons Center, China Lake, California, 93555, as directed by the Contractor or its assignee under the Initial Plant Assignment.

                  (8) In the first calendar quarter of each year the Government and the Contractor shall audit the invoices, payments, and power output and consumption figures for the prior calendar year, reconcile all differences between them, and close the books for that year for all purposes hereunder. The Government shall be credited on the last day of such quarter with an amount for the prior year computed in accordance with Section IV.C.3(d)(4) hereof.

          4. Restriction on Assignment. It is prohibited for the Contractor, its
             --------------------------
              assigns, or their subassigns to assign any right under the Contract to or for the benefit of (a) any individual who is a national of, or any entity which is owned or effectively controlled by any government or governmental agency of or national or nationals of, any country which may from time to time be listed in Country Group S, Y or Z of Supplement No. 1 to Part 370 of the Code of Federal Regulations, or any regulations which are hereafter promulgated in substitution therefor or replacement thereof, as from time to time in effect, or (b) any individual or entity to whom any such assignment is then prohibited pursuant to any other law or regulation of the United States.

          5.  Quiet Enjoyment.  Without prejudice to the Government's rights and
              ----------------
          remedies against the Contractor, in order to provide security to the Financing Parties for their respective rights and interests in the Initial Plant and the Initial Project, and in order to permit the financing of the Initial Plant and the Initial Project in accordance with the Contract, (any other provision of this Contract notwithstanding) it is understood and agreed for the benefit of the Contractor and each Financing Party as follows:

              (a) So long as no default shall have occurred and be continuing, and shall be uncured (either by Contractor or the Financing Parties), pursuant to the Contract in direct connection with the Initial Project, or arising from any failure to provide or pay for NAVWPNCEN Power (as limited in sections IV.C.3(d) and IV.C.3(e) hereof), the possession and enjoyment by the contractor and each Financing Party of any rights assigned to it as authorized hereby or by the Initial Plant Assignment shall be without hindrance, ejection, molestation or interruption by reason of the action, inaction, or default of Contractor or any other person or entity.



                              Modification P00008
                           Contract N62474-79-C-5382
                                  Page 7 of 10

                                      16f

              (b) If the Contractor should fail to perform or comply with any of its obligations pursuant to the Contract the failure to perform or comply with which might have any material, adverse affect on any Financing Party or the Initial Project, then any Financing Party may, but shall not be obligated to, itself perform or comply with such obligations and charge the reasonable costs of such performance or compliance to the Contractor.

              (c) The Financing Parties, or any of them, may exercise such rights, powers and privileges of the Contractor pursuant to the Contract to supply the geothermal resource or reinjection necessary to operate the Initial Plant at full capacity as they may acquire by virtue of their assignment of rights referred to in the Initial Plant Assignment.

          6. General Description of the Initial Plant. The Initial Plant will be
             -----------------------------------------
             designed, manufactured and installed by the Initial Consortium to include a turbine which has two entries, one for high pressure steam and one for low pressure steam. The projected gross output (before parasitic load) will be no greater than 32,100 KW at a wet bulb operating temperature of 26.6 Degrees Fahrenheit.

          7.  Initial Plant/Project Work Schedule Under Contract Section VI.5.
              ----------------------------------------------------------------

          Work Item Completion                            Maximum Time from
          --------------------                              Contract Award
                                                            --------------


          Field Investigation and Research (Phase A)      Completed
          Field Exploration (Drilling) (Phase 8)          Completed
          Field Development (Contract Phase C)
             (Initial Plant Construction)



     a.      Complete Site Surveys                       1   March          1986
     b.      Complete General Site Excavation            1   June           1986
     c.      Complete Concrete Foundations               1   February       1987
     d.      Turbine Condenser on Site                   1   March          1987
     e.      Complete Cooling Tower                      1   April          1987
     f.      Initial Plant on Line                       30  June           1987
                                                (90.8 months after 6 Dec.  1979)

     Notwithstanding the terms of the above schedule, Contractor will commence payment of Government's NAVWPNCEN/SCE Contract for NAVWPNCEN Power as provided in Section IV.C.3(d). In the event that the Initial Service Date does not occur on or before 30 November 1986, the Contractor shall pay to the Government the sum of $100,000 on or before 10 December 1986.



                              Modification P00008
                           Contract N62474-79-C-5382
                                  Page 8 of 10

                                      16g

          8.  Consideration. Contractor and the Government have determined that
              -------------
              over theremaining term of the Contract the Initial
              Plant is projected to generate a total output in excess of the output Contractor is required to produce to satisfy its obligation for NAVWPNCEN Power. Use of the geothermal resource for that purpose by the Contractor is authorized by this Modification P00008. In consideration for such use of the resource as well as the other changes contained in this Modification P00008, the Contractor hereby obligates itself and promises to pay the Government the sum of $25,000,000 on or before 31 December 2009. That payment shall be secured by funds placed monthly by Contractor in escrow beginning two months after commercial operations for the Initial Plant have commenced at a rate sufficient to total (assuming interest at a rate of 10% per annum, adjusted annually according to experience) no less than $25,000,000 on 31 December 2009. A default pursuant to this
              Section IV.C.8 shall not affect the right of the Financing Parties to Quiet Enjoyment."

          \\Page 4, item [6] of Modification P000011 replaces Section IV Paragraph D below which was added with Modification P00008 with the new Paragraph D which follows it.\\

                           [intentionally left blank]

          \\Below is Section IV, Paragraph D as amended by Modification P000011. This has been replaced by the Modification P000012 amendment of this section which follows the deleted Paragraph D.\\



                                N62474-79-C-5382
                            Modification P00008 and
                              Modification P000011

                                      16h

                           [intentionally left blank]



                                N62474-79-C-5382
                              Modification P000011

                                      16i

                           [intentionally left blank]



                                N62474-79-C-5382
                              Modification P000011

                                      16j

          \\Below is the new Section IV Paragraph D as amended beginning on page 2, item [2] of Modification P000012.\\

D.   Provisions Governing Electric Generating Capacity Beyond NAVWPNCEN To and
     -------------------------------------------------------------------------
     Including 160 MW of Service
     ---------------------------

In General, the Government and the Contractor have mutually agreed to increase the amount of power than can be developed from the Government's geothermal resource at NAVWPNCEN beyond the requirement of NAVWPNCEN as provided under
Section IV.C hereof to 160 MW of nominal nameplate rating. It is acknowledged that the nominal nameplate rating of the geothermal plants installed by the Contractor may differ as much as 25% plus or minus from the generating capacity of said geothermal plants. In order to arrange for equity and debt financing and assistance for the field and development to 160 MW of generating capacity the Government and Contractor will cooperate as follows:

1. Contractor will assign to one or more legal entities (partnerships, corporations or proprietorships) involving other parties certain rights which Contractor has been granted under the Contract. All such assignments require Government's consent and such consent will not be unreasonably withheld. If consent is given by Government, no additional consideration is required. The Government will not consent to assignments that contain legal constraints on Government or are contrary to prior assignment. Such assignments, lacking Government consent, shall not be effective.

2. The right of reassignment is extended to Contractor's assignees and their assignments, provided that all such reassignments require the Government's consent in order to be effective. If consent is given by the Government, no additional consideration is required.

3.   Definitions
     -----------

Unless the context otherwise clearly requires, each of the following terms, when used in this contract or in any appendix or attachment thereto with initial capitals, will have the meaning set forth for such term below:

     (a) "Unit" means a specific turbine-generator set and its associated facilities, exclusive of all geothermal resources and wells, designated by a number. For example, the facility for NAVWPNCEN is referred to as Unit I-1 in
Section IV.C.2(b) hereof. As of the execution date of this contract modification P00012, Contractor contemplates increasing the generating facilities located at the developable lands in five increments. Each increment is expected to consist of a Unit with a nominal nameplate rating of 25 MW. Two such increments are contemplated to be located at or adjoining the site of the Initial Plant (Unite I-1). These two increments are hereby designated Unit I-2 and Unit I-3, respectively. Three additional increments are also contemplated to be added to the developable lands at a single site expected to be located within the five square mile area described in Appendix A at page A-4 hereof. These three increments are hereby designated Unit II-1, Unit II-2, and Unit II-3 respectively. Not withstanding the above, the parties understand and agree that the contemplated number of units may be increased or decreased to accommodate development requirements and in such event this agreement will be administratively amended to reflect such a change.



                                N62474-79-C-5382
                              Modification P00012

                                      16k

     (b) "Unit Owner" means the joint venture, corporation or other business combination identified as the owner of a Unit in an assignment of rights by Contractor under this contract.

     (c) "Unit Financing Party" means the firm or firms identified as such with respect to a Unit in an assignment of right by Contractor under this contract.

     (d) "Unit Resource" means the geothermal resources and wells associated with a specific Unit.

     (e) "Unit Project" means all elements of permitting, licensing, designing, constructing, erecting, financing, owning, operating, leasing, and manufacturing a specific Unit and/or (where specifically indicated) Unit Resource and receiving, utilizing and disbursing the revenues generated thereby.

     (f) "PURPA Revenues" means any and all sums of money payable to Contractor or its assigns under the provisions of its PURPA Contract with Southern California Edison Company as capacity payments, energy payments and bonus capacity payments.

     (g) "SCE" means the Southern California Edison Company, as defined in the PURPA Contracts.

     (h) "On Line" means the first date a Unit is deemed by the parties to have commenced commercial operation under the construction contract for such Unit.

4.   Pricing Mechanism
     -----------------

     (a) Unit I-2 and Unit I-3. The Contractor or its assigns shall pay the government a share of all gross PURPA revenues earned by the Contractor or its assigns from Southern California Edison pursuant to the PURPA Contract for electricity generated from Unit I-2 and Unit I-3. The Government share of gross PURPA revenue shall be as follows:

First three years after first such Unit goes On Line       4 percent
--------------------------------------------------------------------
Next seven years                                          10 percent
--------------------------------------------------------------------
Next five years                                           15 percent
--------------------------------------------------------------------
Remaining years until contract completion                 20 percent
--------------------------------------------------------------------

     (b) Unit II-1, Unit II-2 and Unit II-3. The Contractor or its assigns shall pay the Government a share of all gross PURPA revenues earned by the Contractor or its assigns from Southern California Edison pursuant to the PURPA Contract for electricity generated from Unit II-1, Unit II-2 and Unit II-3. The Government share of gross PURPA revenue shall be as follows:

First five years after first such Unit goes On Line       4 percent
-------------------------------------------------------------------
Next five years                                          10 percent
-------------------------------------------------------------------
Next five years                                          18 percent
-------------------------------------------------------------------
Remaining years until contract completion                20 percent
-------------------------------------------------------------------



                                N62474-79-C-5382
                              Modification P00012

                                      16l

     (c) The payments due to the Government hereunder shall begin for each Unit separately with the date upon which that Unit first goes On Line and said payments shall continue until the completion date of this Contract with respect to each such Unit, including all extensions hereof.

     (d) The SCE payments for Units I-2 and I-3 are governed by the Southern California Edison PURPA Contract for the initial Turbine and therefore as a condition to implementing the provisions of Section IV.D. hereof, the Government and the Contractor do hereby agree to negotiate in good faith to establish appropriate allocation provisions affecting the relative rights of Government, Contractor, and the Owners and Financing Parties of the Initial Plant in said SCE PURPA Contract and payments thereunder. Allocation provisions shall be based on metered output of each of units I-1, I-2, and I-3.

     (e) Inasmuch as the construction of all the additional Units is subject to many uncertainties, if these unknown factors affect the expected development plan the parties agree to accommodate those changes by providing for alternate equivalent arrangements.

         \\Above is the end of Section IV Paragraph D as amended by Modification P000012. Below is Paragraph E as added by Modification P00008.\\

"E.  Precedence of this Modification P00008.  Notwithstanding anything in the
     ---------------------------------------
Contract, or appendices or exhibits thereto, the provisions of this Modification P00008 shall take precedence over all other typewritten portions of the Contract and/or its appendices, General Provisions, and other writings."

         \\Page 6, item [7] of Modification P000011 added a new Section IV.F to read as follows:\\

F.   Provisions Governing Service from Subsequent Projects.
     -----------------------------------------------------

The Contractor will become obligated to provide electric service beyond the requirements provided for in Section IV.D. of the contract when contract negotiations for a contemplated additional geothermal plant are completed. Such negotiations shall address terms and conditions necessary and appropriate to provide the Contractor a basis to seek financing for the design, construction and operation of such additional plant. The Government agrees to proceed in good faith with the intent to commence, carry on and complete said negotiations in a timely manner.



                                      16m

V.   ENVIRONMENTAL AND CULTURAL RESOURCES PROTECTION PROGRAMS
     --------------------------------------------------------

     A.   General
          -------

          The Contractor has the major responsibility for carrying out the environmental and cultural resources protection programs in a manner that will ensure smooth operation during all phases of the development without any conflicts. The Navy will have the final review and approval authority on all aspects of the environmental and cultural resources protection programs. On a routine basis the Contractor shall maintain close coordination with the Navy in order to ensure that NAVWPNCEN China Lake can carry out its mission and land management responsibilities without any conflict with environmental and cultural resources protection requirements. Navy has prepared a programmatic Environmental Impact Statement (EIS) and Determination of Effect on Cultural Resources (DECR) that will fulfill the initial requirements and provide general environmental management guidelines. The environmental and cultural resources protection programs shall ensure compliance with all applicable laws and regulations which include, but are not limited to, the following Federal and State requirements:

     National Environmental Policy Act (NEPA)
     National Historic Preservation Act
     Executive Order 11593
     P. L. 92-195, Wild and Free Roaming Horses and Burros
          Endangered Species Act of 1973
     Occupational Safety and Health Act of 1971
     Rules and Regulations of the Great Basin Unified Air Pollution
          Control District
     Water Quality Control Plans and Orders of the California
          Regional Water Quality Control Board, Lahontan Region
     Resources Conservation and Recovery Act of 1976
     California Environmental Quality Act

     B.   Environmental Impact Statement Responsibilities
          -----------------------------------------------

          A programmatic Environmental Impact Statement has been prepared by the Navy. It is the Contractor's responsibility to have prepared at his cost a draft EIS for each subsequent phase of development as indicated in the programmatic EIS. The documents shall be prepared by a subcontractor to the Prime Contractor, which subcontractor will be subject to approval by the Navy, as will the subcontract Scope of Work. The Prime Contractor will coordinate the subcontractor's activities with the Navy. The subcontractor must be prepared to affirm his disassociation with any future financial gain associated with the program (apart from follow-on of optional environmental effort as part of his scope of effort). Approval of the Navy with respect to contents of the EIS to ensure compliance is required. Final review and public disclosure of the EIS(s) prepared will be the responsibility of the Navy as the lead agency for implementation of the proposed development. In this regard, an appropriate schedule for Navy review of the ongoing environmental documentation shall be established to ensure conformity with compliance requirements. Additionally, the EIS(s) for each contractual phase shall define the environmental protection and management programs, including mitigation measures, for the next phase of development in detail.

     C.   Permit Requirements for Environmental Issues
          --------------------------------------------

          The Contractor will be responsible for obtaining all necessary approvals, permits, etc. at his expense including, but not limited to, those of wastewater discharges, air pollution control and solid waste disposal associated with operation of the various developments. An outline of a program to obtain all required permits shall therefore be included in the offeror's proposal. The outline should demonstrate knowledge in dealing with the various permitting agencies and familiarity with recent changes in Federal, State and local laws. It also shall identify how permit coordination will be maintained with the Navy.

     D.   Environmental Management Plan (EMP)
          -----------------------------------

          The Contractor shall indicate how the EMP will be prepared for each phase of development and what its content will include. This plan is closely related to the EIS prepared at each phase, and shall also address itself to the following items:

          1.   Adherence to mitigating procedures proposed in the EIS.

          2. Compliance with monitoring operation and maintenance programs required by the various permits.

          3.   Coordination procedures with the Navy

          4.   Field closure and necessary remedial measures.

          5.   Protection and preservation of natural resources.

     E.   Determination of Effect on Cultural Resources Responsibilities
          --------------------------------------------------------------

          A programmatic Determination of Effect on Cultural Resources has been prepared by the Navy. It is the Contractor's responsibility to have prepared at his cost the necessary documentation for each subsequent phase of development as stated in the programmatic DECR. The documents shall be prepared by a subcontractor to the Prime Contractor, which subcontractor will be subject to approval by the Navy, as will the subcontract Scope of Work. The Prime Contractor will coordinate the subcontractor's activities with the Navy. The subcontractor must be prepared to affirm his disassociation with any future financial gain associated with the program (apart from follow-on of optional effort as part of his scope of work). Approval of the Navy with respect to contents of the necessary documentation to ensure compliance is required. Procedural compliance with concerned Native Americans, the State

Historic Preservation Office (SHPO), and the Advisory Council on Historic Preservation (ACHP) will be the responsibility of the Navy as lead agency. An appropriate schedule for Navy review of the ongoing documentation shall be established to ensure compliance with the applicable statutory requirements. The documentation for each contractual phase shall define the cultural resources protection, preservation, management and/or scientific salvage techniques including avoidance or mitigation measures, in detail for the next phase of development.

     F.   Cultural Resources Management Plan (CRMP)
          -----------------------------------------

          The Contractor is responsible to propose how the CRMP will be prepared for each phase of development and what its content will include. This plan is subject to review by the Navy, concerned Native Americans, SHPO and ACHP, and it shall address:

          1.   Mitigation or avoidance of adverse effect on cultural resources.

          2. Compliance with applicable regulations of Title 36, Code of Federal Regulations (CFR), Chapter VIII, Section 800.

          3. Consultation procedures with concerned Native Americans, SHPO and ACHP.

          4. Protection, preservation and/or scientific salvage of cultural resources in compliance with applicable county, state and federal statutes.

     G.   Contingency Plans
          -----------------

          Contingency plans shall be prepared containing plans for immediate implementation of corrective actions in case of emergency situations resulting from operational or equipment failure causing hazardous conditions (for example: blow-outs, wastewater spills, excessive emissions to the atmosphere, fire and safety hazards, etc.).

VI.  TECHNICAL SPECIFICATIONS
     ------------------------

     A.   Developable Lands
          -----------------

          Fee title to the surface and mineral rights of the land available to the Contractor for exploration and development is vested in the United States of America. This property is identified in Appendix "A" and the attached map (Appendix D"). The Navy has authority to authorize a Contractor to explore and to develop the geothermal resource for the purpose of producing electric energy. Four non-contiguous fee-owned land areas are in the Coso area. The largest contains approximately 1,920 acres; the other three contain about 640 acres, 320 acres and 40 acres. Generally excluded from development or exploration is approximately 605 acres of the 1,920 acre parcel identified in the National Register of Historic Places. This excluded area is identified in Appendices "A" and "D". The total area available to the Contractor for development (hereinafter called developable lands) is therefore about 2,315 acres, or about 3 1/2 square miles, as well as the approximate 4 square miles added to this contract as a result of this modification. The Contractor shall have the sole right to investigate, explore, develop and produce electricity from the developable lands as defined above during the term of the contract. Except as provided in this contract, no interest in steam, electricity, water, earth, gravel, rocks or minerals will be conveyed to the Contractor who explores the resource and develops the electric power. This does not preclude the Contractor's transfer of electricity as a form of payment for services rendered. Necessary quantities of these resources may be used by the Contractor at no charge subject to Navy approval and provided that:

          1.   The resource is incidental to the performance of the contract;
and

          2.   The resource is obtained by the Contractor from:

               a.   Developable lands

               b. The surface of NAVWPNCEN lands in the Coso area, excluding therefrom lands identified in the National Register of Historic Places, or

               c. In the case of water, no deeper than 1,000 feet below the surface of NAVWPNCEN lands in the Coso area, excluding therefrom any public water reserves; and

          3. The resource (other than electricity) is not transported outside NAVWPNCEN boundaries; and

          4. The resource (other than electricity) is not sold to anyone or transferred to a party other than a subcontractor to the Contractor; and

          5. The resource is utilized for the purpose intended by this contract.

          The electricity may be bartered, traded or sold as a means of paying for peak Navy energy requirements as well as such items as wheeling, banking, standby, emergency, backup, line transmission loss, metering loss, transformer loss, power factor, demand, termination charges, and the like.

          Development and extraction of geothermal by-products will require specific Navy approval and be accomplished in accordance with existing law.

     B.   Hardening
          ---------

          The Navy may require, from time to time, personnel on the NAVWPNCEN China Lake ranges to evacuate NAVWPNCEN ranges or take shelter. Until such time as an acceptable hardened facility of sufficient size to protect all personnel is constructed, all unprotected personnel shall evacuate NAVWPNCEN ranges when so ordered. After completion of the hardened facility, personnel shall either evacuate the ranges or take shelter in the hardened facilities, whichever can be done most expeditiously. Contractor has the option to provide hardened facilities during drilling operations.

     C.   Financial
          ---------

          All work under the contract shall be at Contractor's expense. The Contractor shall be responsible for determining the requirements and obtaining at his expense, any and all approvals, easements, or permits from governmental agencies or private parties having jurisdiction. The Contractor shall be solely responsible for any taxes, bonding, third party insurance, wheeling, banking, and all other charges associated with this contract.

     D.   Maintenance
          -----------

          Existing roads on or serving the area under this contract shall not be impaired by the Contractor. Road maintenance will be required based on Contractor's usage and will be the responsibility of the Contractor.

     E.   GRO Orders
          ----------

          All work under the contract shall be performed in accordance with the GRO Orders, except where this contract specifies differently. The GRO Orders refer to the Geothermal Resources Operational Orders as published by the United States Department of Interior, Geological Survey, Conservation Division, Office of the Area Geothermal Supervisor. The latest draft of GRO Order 5 shall apply, until the final version is published. The following substitutions of terminology, however, will apply to the work done under this contract: the terms "Area Geothermal Supervisor", "Supervisor", "U.S. Geological Survey Geothermal District Office", "Secretary" or "Director" are to mean the Navy; "lessee" or "operator" are to mean the Contractor; and "lease" is to mean the Entry Permit. The GRO Orders make reference to Chapter 11 of Title 30, the Code of Federal Regulations. Where applicable, the modifications to the language and intent of the original regulations, as noted above, shall apply to this contract. Plans and reporting requirements identified in this contract shall meet the Contractor's obligation, provided that where data is requested by GRO Orders or the regulations and not in this contract, such data shall be provided by the Contractor.

     F.   Protection and Closing of Wells
          -------------------------------

          Geothermal wells shall be provided with a flow limiter below the surface of the ground. In addition, the wellheads shall be revetted. Earth berms or, at some locations, a culvert arch (open at both ends) covered with several feet of dirt and rock rubble are typical of the required revetments. If work under this contract is terminated at the direction of either party, the following conditions of completed or unfinished wells or borings will apply:

          1. Any casing or plugs set into the well shall remain in place, and title to such items will automatically pass to the Government upon the decision to terminate.

          2. All non-productive wells will be plugged and abandoned in accordance with GRO Order No. 3 prior to final abandonment of the project.

          3. Any producing well will be fitted with a valving or regulating mechanism to allow either a complete shutdown of the well or withdrawal of the geothermal resource in a regulated and controlled manner as specified in GRO Order No. 2, paragraph 5.B.

     G.   Contractual Phases of Work
          --------------------------

          The exploration and development of the resource and operation of the power plant is divided into five phases as follows: Field Investigation and Research (Phase A), Field Exploration (Drilling) (Phase B), Field Development (Power Plant Construction) (Phase C), Power Production and Field Operation (Phase D), and Field Closure (Phase E).

     H.   Termination During Exploration
          ------------------------------

          The Contractor may elect to terminate work on the project during the first two phases. Such termination is to be at Contractor's expense including costs for site restoration and equipment removal. In the event that the Contractor elects to terminate the work, the Navy will acquire the rights (including right to further distribution without incurring obligation) to all data developed, and all the Contractor's rights and interest in the project are terminated. Navy may proceed with such development as Navy may determine to be in the best interest of the Government without any continuing obligation to Contractor.

     I.   Capacity
          --------

          Throughout this contract, capacities refer to electric paver in megawatts (MW) as delivered to the designated delivery points. The initial minimum acceptable capacity is the full electrical energy requirements of NAVWPNCEN China Lake. The maximum acceptable capacity (at any time during this contract term unless so modified under the Changes Clause) is 75 MW.

          The Navy desires to develop the full potential of its resource. The Contractor, therefore, should identify how and when he plans to develop from the initial capacity to 75 MW. Subsequent capacity beyond the first 75 MW will be negotiated under the Changes Clause.

Paragraph 7 on page 10 of 10 to P00008 provides Section VI.J. of the Contract is amended to read as follows:

     "J.  Schedule.  The schedule for completion of work to be performed with
          --------
     respect to each geothermal power plant under this Contract is set forth in the appropriate portion of Section IV.C or IV.D hereof. Each such schedule is intended to specify maximum periods of time for the key elements of work unless unforeseen delays (including and not limited to regulatory agency approvals) are encountered which cannot be overcome by the parties exercising due diligence. Each such schedule represents the maximum times the Navy considers appropriate, but the Navy is desirous of completing each phase in the least time possible."

          \\Page 6, item [8] of Modification P000011 amended VI.J to add the following sentence:\\

Unit I-2 and Unit I-3 shall be complete and shall be on-line on or before June 3, 1989.

          \\Page 5, item [3] of Modification P000012 amends Section VI.J to add the following:\\

Unit II-1, Unit II-2 and Unit II-3 shall be complete and shall be on-line on or before January 31, 1990.

     K.   Recording Requirements
          ----------------------

          Status reports will be provided the Navy annually during the term of the contract. Well logs and other technical data shall be provided the Navy no later than 90 days (or less if so identified in the applicable version of GRO Order No. 5) after data is obtained by the Contractor. Other technical data may include any or all data identified in GRO Order No. 5.

          The Navy will have the right to data obtained by the Contractor during the term of the contract from geophysical investigations, exploratory wells, development wells, and reinjection wells. Such data to be treated as proprietary to the Navy and Contractor for five years or contract termination whichever occurs first. The data will be for Navy use in conducting an independent evaluation of the resource.

     L.   Field Investigation and Research (Phase A)
          ------------------------------------------

          A substantial body of research data has already been compiled regarding the potential geothermal resource at Coso. The Contractor will use this information, plus any additional data that is available or obtained by the Contractor, to select exploratory drill site locations. It is anticipated that this phase of the operation will be limited, both in terms of time and the amount of additional field data (such as additional temperature gradient holes) that will be required. At the completion of the Field Investigation and Research, an analysis and evaluation of the results of these investigations will be conducted by the Contractor and a determination made as to the feasibility of proceeding with an exploratory drilling program. At that time, the Contractor will update as necessary his submitted plan for Field Exploration (Drilling) phase. The plan shall identify, at a minimum, the drilling company and contract; size, depth, and the location of exploratory wells; the schedule for obtaining necessary approvals, if any, from regulatory agencies; waste disposal methods; and methods of well testing.



                                      23a

     M.   Field Exploration (Drilling (Phase B)
          -------------------------------------

          During the Field Exploration (Drilling) phase, the Contractor shall drill deep geothermal wells as necessary to further evaluate, identify and locate the geothermal reservoir. Flow testing of the wells shall be performed as required. Once the flow testing is completed, an exploratory well can be shut-in if it is not commercially productive, or it can be left on a slow bleed to be converted to a production well at a later date if the flow is adequate.
At the completion of Field Exploration (Drilling), an analysis and evaluation of the results of these investigations will be conducted by the Contractor at his expense and a determination made as to the practicality of proceeding with a geothermal electric power plant. At that time, the Contractor shall prepare a formal report evaluating the reservoir and determining the feasibility of producing electric power therefrom. This report shall utilize data developed from the drilling and testing of exploratory wells. Contractor will evaluate the resource and the economic factors affecting geothermal development, including construction and operation of electric power generating facilities. Reliability of the resource will be established by the Contractor.

          Also at the completion of Field Exploration (Drilling), the Contractor shall update his submitted plans for Field Development (Power Plant Construction) phase and Power Production and Field Operation phase to reflect results of the exploratory phases. Specific production well, reinjection well, personnel shelter, power plant, and transmission line siting data shall be submitted to the Navy for approval at this time.

     N.   Field Development (Power Plant Construction) (Phase C)
          ------------------------------------------------------

          The Contractor shall design and construct a power plant and related facilities and drill production and reinjection wells in accordance with his plans and schedules at his expense. Construction activities during this phase include drill sites and wells; power generating plant and associated support facilities; geothermal steam or fluid pipelines; transmission lines; and access roads to drill sites, power plants, and along the transmission lines and pipelines. The personnel shelters, if any, and the power plant control room(s) shall be hardened. The control room(s) may serve as the personnel shelter if it is of sufficient size. Sufficient hardened space shall be provided to shelter the minimum number of personnel, including visitors and drill crews, required to remain on site during the operational phase. The hardened areas shall be constructed to be equivalent to two feet of reinforced concrete (compression strength of 3,000 psi in 28 days) covered with five feet of earth and two courses of fresh granite rubble 18 to 24 inches thick. The Navy must review and approve the final design of the hardened structure(s).

          The power plant shall be restricted in size to provide the required capacity of Subsection I above. The Contractor was obligated to identify the initial size in his proposal, and the power plant shall be designed to provide that power at state-of-the-art availability. The Contractor shall interconnect with a commercial utility. The interconnection point shall be located on

NAVWPNCEN China Lake property and shall not be less than twenty feet nor more than two hundred feet easterly from the western boundary of Section 16, Township 22 South, Range 38 East, Mount Diablo Base Line and Meridian.

          \\Paragraph 8 on page 10 of 10 P00008 has added the following insert to Section VI.N

          "or SCE Inyokern substation SE Corner Section 20, Township 26 South, Range 39 East Mount Diablo Base Line and Meridian."\\

The Contractor shall install at the interconnection point and maintain a watthour demand meter meeting Navy specifications recording the total electrical power and energy transmitted off Navy property. Data shall be provided to Navy monthly on the power and energy transmitted off Navy property.

          Production wells shall be drilled and a waste fluid disposal system established. Contractor shall identify, at a minimum, size, depth, and location of wells; the schedule for obtaining the necessary approvals, if any, from regulatory agencies; waste disposal methods; and methods of well testing. The Contractor shall obtain required approvals, easements, and permits, if any, and construct the power plant on property made available by the Government. The Contractor, at his expense, shall construct the wellheads; pipelines; generating plant and its associated controls; electric power lines; and switching, transformer, motoring, and other equipment associated with the electric interconnection. The Contractor shall install adequate equipment to ensure that reverse electrical flow cannot possibly go through the circuit. Contractor's electricity needs (for start-up, for example) if supplied by a commercial utility shall be separately metered.

          In the annual status reports, as a minimum, and six months prior to the power plant becoming operational, the Contractor shall advise the Navy in writing of any modifications to his plan for his power plant design. If any modification has impact on the capacity of the power plant or power availability or the location of the designated delivery points or the characteristics of the electricity to be delivered to the Navy, the Contractor shall advise the Navy in writing within seven days of the time the Contractor is aware of the requirement for the modification, and the modification shall be subject to Navy approval.

     O.   Power Production and Field Operation (Phase D)
          ----------------------------------------------

          The Contractor shall update his submitted plan for Power Production and Field Operation annually. The updated plan shall include items such as schedules of preventive maintenance, drilling of new production wells, contracts for drilling, contracts for the operation of the power plant, and staffing. The Contractor shall operate and maintain the power plant and related facilities and continue field development to 75 MW in accordance with his plans and schedules at his expense. Contractor shall be solely responsible for delivery of all electrical requirements for servicing needs at the designated delivery point(s) he has agreed to serve. Delivery of the electric energy is to be to the designated delivery point(s) and in conformance with standard utility industry practice. Contractor will be responsible for continued operation of the geothermal field, including but not limited to well maintenance, drilling of supplemental wells, and maintenance of power plant and related facilities.

     P.   Field Closure (Phase E)
          -----------------------

          During Field Closure, at the option of the Government if desired, the facilities shall be removed, wells abandoned and capped as appropriate, and Government premises restored to their original condition, ordinary wear and tear excepted, by the Contractor at his expense within a reasonable time after termination or expiration of the contract.

VII. GENERAL PROVISIONS
     ------------------

          The General Provisions are contained in Appendix I.

VIII.SPECIAL PROVISIONS
     ------------------

     1.   TERMINATION BY CONTRACTOR
          -------------------------

          The Contractor may elect to terminate work on the project during the exploratory phases of work (Phase A and B) up to the time the Contractor submits his final report evaluating the geothermal resource by giving 90 days written notice to Navy. Such termination is at Contractor's expense including costs for site restoration and equipment removal. In the event the Contractor elects to terminate during the exploratory phases, (a) the Contractor shall prepare a report evaluating the reservoir and discuss the feasibility of producing electric power from the geothermal reservoir; (b) the Navy shall acquire the rights to all data developed, and all the Contractor's rights and interest in the project are terminated; (c) Navy may proceed with development as Navy may determine to be in the best interest of the Government without any continuing obligation to the Contractor; (d) the following conditions of completed or unfinished wells or borings will apply:

          1. Any casing or plugs set into the well shall remain in place, and title to such items shall automatically pass to the Government upon the decision to terminate.

          2. All non-productive wells will be plugged and abandoned in accordance with GRO Order No. 3 prior to final abandonment of the project.

          3. Any producing well will be fitted with a valving or regulating mechanism to allow either a complete shutdown of the well or withdrawal of the geothermal resource in a regulated and controlled manner as specified in GRO Order No. 2, paragraph 5.B;

and (e) Title to all other Contractor-owned fixtures, facilities and equipment shall remain with the Contractor; provided, however, that (a) the Government shall have the option to purchase such fixtures, facilities and equipment or any part thereof at a price to be determined and the Contractor shall leave in place those fixtures, facilities and equipment; or (b) the Government shall require the Contractor to remove same and restore the site at no cost to the Government within a reasonable time after termination. If the parties are unable to agree on the option price the Disputes clause shall apply.

          During Phase C (Field Development (Power Plant Construction)), Contractor may terminate in the same manner and on the same terms as aforesaid; including that (a) the Government shall have the option to purchase such fixtures, facilities and equipment or any part thereof at a price to be determined and the Contractor shall leave in place those fixtures, facilities and equipment; or (b) the Government shall require the Contractor to remove same and restore the site at no cost to the Government within a reasonable time after termination. If the parties are unable to agree on the option price the Disputes clause shall apply. To the extent that engineering calculations, studies, and plans and specifications of the power plant(s) have been completed, Contractor shall provide a copy thereof to Navy at no expense to Navy.

          During Phase D (Power Production and Field Operation), the Contractor may effect termination, by giving one year prior written notice to Navy, at which time all monthly payments shall cease, and (a) the Government shall have the option to purchase such fixtures, facilities and equipment or any part thereof at a price to be determined and the Contractor shall leave in place those fixtures, facilities and equipment; and (b) the Government shall require the Contractor to remove same and restore the site at no cost to the Government within a reasonable time after termination. If the parties are unable to agree on the option price the Disputes clause shall apply. In the event of such termination, the Contractor is solely responsible and liable for any and all costs associated with cessation and reestablishment of electric services to the designated Navy facilities and premises involved. In no event shall Contractor liability hereunder cover any costs incurred more than one year from the effective data of such termination.

     2.   TERMINATION BY GOVERNMENT
          -------------------------

          The Government at any time during the term of this contract shall have the right to terminate this contract by giving six months prior written notice for reasons of national security, national defense preparedness, national emergency, or for any reasons the Contracting Officer shall determine that such termination is in the best interest of the Government. The Government shall pay Contractor the price for the unamortized portion of the exploratory investment (Phase A and B) and for the Contractor's investment in his installed power plant facilities (Phase C).

          (a) The Contractor shall submit his termination claim to the Contracting Officer promptly after receipt of a Notice of Termination, but in no event later chan one year from the effective date thereof, unless one or more extensions in writing are granted by the Contracting Officer upon written request of the Contractor within such one year period or authorized extension thereof. Upon failure of the Contractor to submit his termination claim within the time allowed, the Contracting Officer may determine, on the basis of information available to him, the amount, if any, due to the Contractor by reason of termination and shall thereupon pay to the Contractor the amount so determined.

          (b) Any disputes as to questions of fact which may arise hereunder shall be subject to the "Disputes" clause of this contract.

          \\Modification P000010 deleted Section VIII.2.(c) below and replaced it with the paragraph beginning near the top of page 29a hereof.\\



                           [intentionally left blank]

                           [intentionally left blank]


          \\Section VIII.2.(c) above which had been amended by P000010 has been deleted and replaced with a new Section VIII.2.(c) (page 5, item [4] of Modification P000012) to read in full as follows:\\

(c) Ceiling amount for Units I-1, I-2, and I-3: So long as the parties have agreed on a delivered price and a delivery schedule for the Contractor to provide electric power service only to NAVWPNCEN, the Governments's liability to the Contractor pursuant to this clause shall not exceed $67,500,000. This ceiling amount is derived by multiplying 25 megawatts by $2,700,00 per megawatt. When and as the parties agree on a delivered price and a delivery schedule for the Contractor to provide electric power service to designated delivery points in addition to NAVWPNCEN, the foregoing $67,500,000 ceiling shall be increased by an amount equal to the average peak load (expressed in megawatts) of these additional designated delivery points during the prior twelve months multiplied by $2,500,000 per megawatt until the average peak load of the designated delivery points for which the parties have agreed on a delivered price and a delivery schedule (including NAVWPNCEN) totals 50 megawatts. Thereafter, until the average peak load of the designated delivery points for which the parties have agreed on a delivered price and a delivery schedule (including NAVWPNCEN) totals 75 megawatts, the multiplier shall be $1,400,000 per megawatt. Thus, at the time that the parties agree on a delivered price and a delivery schedule for designated delivery points (including NAVWPNCEN) with an average peak load of 75 megawatts, the ceiling amount shall be $165,000,000.



                                      29a

          \\Page 5, item [5] of Modification P000012 added a new Section VIII.2.(d) to read in full as follows:\\

          (d) Ceiling amount for Units II-1, II-2, and II-3: So long as the parties have agreed on a delivered price and a delivery schedule for the Contractor to provide additional electric power beyond that covered under paragraph VIII.2.(c) above, the ceiling amount shall be derived as follows: for the first additional 25 megawatts of installed nameplate capacity, the amount due to Contractor hereunder shall not exceed $67,500,000. This ceiling amount is derived by multiplying 25 megawatts by $2,700,00 per megawatt. This ceiling amount shall be increased by $2,500,000 per megawatt for each additional megawatt of nameplate capacity between 25 megawatts and 50 megawatts and shall be increased by $2,300,000 per megawatt for each additional megawatt of nameplate capacity between 50 megawatts and 75 megawatts. Thus at the time the total additional nameplate capacity for Units II-1, II-2, and II-3 totals 75 megawatts, the ceiling amount under this Section VIII.2.(d) shall be $187,500,000.



                                      29b

     3.   Force Majeure
          -------------

          Notwithstanding anything to the contrary in this contract, if the Contractor shall fail to perform any obligation (except pecuniary obligation) hereby imposed upon it, and such failure shall be caused or materially contributed to by act of God; a public enemy; sabotage; strikes; lockouts; riots; rebellions; injunctions or interference through legal proceedings; Municipal, State, or Federal laws or regulations; breakage or accident to the resource production facilities or generating plant and related equipment, wells, machinery, equipment or lines of pipe; washouts; earthquakes; storms; freezing of lines; the availability of equipment, material or labor on the open market; or any cause or causes of whatsoever nature (whether like or unlike those herein enumerated) beyond Contractor's reasonable repairs to or reconditioning the generating plant and related equipment, wells, machinery, equipment or lines of pipe, such failure shall not be deemed to be a violation of the obligations of the Contractor hereunder. Contractor shall, however, use reasonable diligence to put itself again in a position to carry out its obligations hereunder.

          Contractor agrees that it shall maintain a full stock of spare parts to accomplish foreseeable repairs on the facilities. Failure of Contractor to maintain such stock of spare parts shall not be excused by this provision.

     4.   Default (1969 AUG)  7-302.9
          -------

          (a) The Government may, subject to the provisions of paragraph (c) below, by written notice of default to the Contractor, terminate the whole or any part of this contract in any one of the following circumstances:

               (i) if the Contractor fails to make delivery of the supplies or to perform the services within the time specified herein or any extension thereof; or

               (ii) if the Contractor fails to perform any of the other
                    provisions of this contract, or so fails to make progress as to endanger performance of this contract in accordance with its terms, and in either of these two circumstances does not cure such failure within a period of 60 days (or such longer period as the Contracting Officer may authorize in writing) after receipt of notice from the Contracting Officer specifying such failure.

          (b) In the event the Government terminates this contract in whole or in part as provided in paragraph (a) of this clause, the Government may procure, upon such terms and in such manner as the Contracting Officer may deem appropriate, supplies or services similar to those so terminated, and the Contractor shall be liable to the Government for any excess costs for such similar supplies or services; provided, that the Contractor shall continue the performance of this contract to the extent not terminated under the provisions of this clause.

          (c) Except with respect to defaults of subcontractors, the Contractor shall not be liable for any excess Costs if the failure to perform the contract arises out of causes beyond the control and without the fault or negligence of the Contractor. Such causes may include, but are not restricted to, acts of God or of the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, freight embargoes, and unusually severe weather; but in every case the failure to perform must be beyond the control and without the fault or negligence of the Contractor. If the failure to perform is caused by the default of a subcontractor, and if such default arises out of causes beyond the control of both the Contractor and subcontractor, and without the fault or negligence of either of them, the Contractor shall not be liable for any excess costs for failure to perform, unless the supplies or services to be furnished by the subcontractor were obtainable from other sources in sufficient time to permit the Contractor to meet the required delivery schedule.

          (d) If this contract is terminated as provided in paragraph (a) of this clause, the Government, in addition to any other rights provided in this clause, may require the Contractor to transfer title and deliver to the Government, in the manner and to the extent directed by the Contracting Officer,
(i) any completed supplies, and (ii) such partially completed supplies and materials, parts, tools, dies, jigs, fixtures, plans, drawings, information, and contract rights (hereinafter called "manufacturing materials") as the Contractor has specifically produced or specifically acquired for the performance of such part of this contract as has been terminated; and the Contractor shall, upon direction of the Contracting Officer, protect and perserve property in the possession of the Contractor in which the Government has an interest. Payment for completed supplies delivered to and accepted by the Government shall be at the contract price. Payment for manufacturing materials delivered to and accepted by the Government and for the protection and preservation of property shall be in an amount agreed upon by the Contractor and Contracting Officer; failure to agree to such amount shall be a dispute concerning a question of fact within the meaning of the clause of this contract entitled "Disputes". The Government may withhold from amounts otherwise due the Contractor for such completed supplies or manufacturing materials such sum as the Contracting Officer determines to be necessary to protect the Government against loss because of outstanding liens or claims of former lien holders.

          (e) If, after notice of termination of this contract under the provisions of this clause, it is determined for any reason that the Contractor was not in default under the provisions of this clause, or that the default was excusable under the provisions of this clause, the rights and obligations of the parties shall, if the contract contains a clause providing for termination for convenience of the Government, be the same as if the notice of termination had been issued pursuant to such clause. If, after notice of termination of this contract under the provisions of this clause, it is determined for any reason that the Contractor was not in default under the provisions of this clause, and if this contract does not contain a clause providing for termination for convenience of the Government, the contract shall be equitably adjusted to compensate for such termination and the contract modified accordingly; failure to agree to any such adjustment shall be a dispute concerning a question of fact within the meaning of the clause of this contract entitled "Disputes".

          (f) The rights and remedies of the Government provided in this clause shall not be exclusive and are in addition to any other rights and remedies provided by law or under this contract.

          (g)  As used in paragraph (c) of this clause, the terms
"subcontractor" and "subcontractors" mean subcontractor(s) at any tier.

                         7-302.9

     5.   Liquidated Damages
          ------------------

          A. Notwithstanding anything to the contrary in paragraph 4, Section VIII herein, the Contractor shall remain liable to the Navy for any excess procurement costs for electrical power obtained by the Navy to make up the amount of electrical power which should have been provided by the Contractor for whatever period (not to exceed one year) the Navy requires with the exercise of reasonable diligence to reestablish electric service by a public utility. Thereafter the Navy shall forgo its rights to excess reprocurement costs and to any other rights or remedies arising from the default if the Contractor, promptly following the effective date of default termination, provides the Navy an amount equal to $56,000 times the average load during the prior twelve months (expressed in megawatts) of the designated delivery point (points) for which the Contractor and the Government have agreed to a delivered price and delivery schedule to supply electric power service and which is (are) terminated for default.

          B. At any time during the term of this contract, Navy shall have the option to consider, as an alternative remedy to termination, allowing any financing institution which has an interest in Contractor's facilities to cure Contractor's default. Should Navy elect this remedy, Contractor shall promptly assign all of its rights to said financial institution or its designee, which assignment shall require specific prior written approval by Navy.

     6.   Standards of Conduct
          --------------------

          The Contractor shall maintain during the term of the contract a Standards of Conduct Program to ensure that the highest standards of ethical conduct are adhered to by representatives of the Contractor in dealing with the Navy. Upon request the Navy shall be provided access to the Plan and the reports under the Plan submitted by the Compliance Officer to the Government Relations Committee of the Contractor.

     7.   Release
          -------

          The revisions in contract price and schedule established by this modification take into account all changes (constructive, written, or oral) to this contract as of the data of this modification and constitute the full and complete equitable adjustment to which the Contractor and the Government are entitled for said changes. The equitable adjustment provided herein takes into account all claims arising out of or relating to this contract as of the date of this modification, including but not limited to all delays, disruptions, dislocations, accelerations, interest costs, lost business opportunities, financing, legal and accounting expenses, bid and proposal costs, inefficiencies in performance and additional costs of whatever nature, known or unknown, arising from or relating to this contract as of the date of this modification and to the changes effected by this modification. This modification also settles, and constitutes an accord and satisfaction with respect to, any claims by either party, whether or not asserted, that the contract was breached, or subject to termination for any reason, as a result of events arising prior or relating to this contract as of the date of this modification.

     IN WITNESS WHEREOF, the parties hereto have executed this contract as of 19 October 1983.



                                    THE UNITED STATES OF AMERICA

                              By:

                                    /s/  signature illegible
                                    ------------------------



CHINA LAKE JOINT VENTURE



/s/ Charles T. Condy
--------------------
Charles T. Condy, Chairman
California Energy Company, Inc.



/s/ James D. Bishop
-------------------
James D. Bishop, Chairman
Caithness Corporation
General Partner, Caithness Geothermal 1980 Ltd.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT             Page 1 of 1 Pages
1.      AMENDMENT/MODIFICATION NO.       P00005
                                         ----------------------------------
2.      EFFECTIVE DATE
                                         ----------------------------------
3.      REQUISITION/PURCHASE REQ. NO.    1135E
                                         ----------------------------------
4.      PROJECT NO. (If applicable)      022.3:EDL:KM
                                         ----------------------------------
5.      ISSUED BY
          Western Division (Code 022)
          Naval Facilities Engineering Command
          P.O. Box 727
          San Bruno, California  94066
6.      ADMINISTERED BY (if other than block 5)
          PLEASE NOTE Block 6 of this P00005 modified by P00006 as follows:
             Disbursing Officers Code 0862
             Naval Weapons Center
             China Lake, California  93555
7.      CONTRACTOR NAME AND ADDRESS      Code            Facility Code
                                              ----------               ---------
          CALIFORNIA ENERGY COMPANY, INC. AND
          CAITHNESS GEOTHERMAL 1980 LTD.
          A JOINT VENTURE
          3333 Mendocino Avenue, Suite 100
          Santa Rosa, California  95401
8.      __AMENDMENT OF SOLICITATION NO.______________
        DATED_______________(See block 9)
         X MODIFICATION OF CONTRACT/ORDER NO.    N62474-79-C-5382
        ---                                      ----------------
        DATED 79DEC06 (See block 11)
             ---------
9.      THIS BLOCK APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS
        ____The above numbered solicitation is amended as set forth in block 12. The hour and date specified for receipt of Offers _____ is extended,
            _____ is not extended.
        Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

        (a) By signing and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE ISSUING OFFICE PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided such telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

10.     ACCOUNTING AND APPROPRIATION DATA (If required)            N/A
                                                                   ---
11.     THIS BLOCK APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS
        (a)  X  This Change Order is issued pursuant to  Clause 2 of the General
            ---                                          -----------------------
                Provisions
                ----------
                The Changes set forth in block 12 are made to the above numbered contract/order.
        (b) ___ The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) set forth in block 12.
            ___ This Supplemental Agreement is entered into pursuant to authority of ___________________________________________________
               It modifies the above numbered contract as set forth in block 12.

12.     DESCRIPTION OF AMENDMENT/MODIFICATION

Subject:  Geothermal Power Development at the Naval Weapons Center, China Lake,
  California

Section I, Page 1, Paragraph I.A.(a) of Modification P00004 to the subject contract is hereby changed as follows:
     Drill the fourth core hole on the Wheeler Prospect Site in lieu of NWC-4 The contract price remains unchanged.

Except as provided herein, all terms and conditions of the document referenced in block 8, as heretofore changed, remain unchanged and in full force and effect.

13.     ___ CONTRACTOR/OFFEROR IS NOT REQUIRED TO SIGN THIS DOCUMENT
         X  CONTRACTOR/OFFEROR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN
        ---
         original  COPIES TO ISSUING OFFICE
        ----------

14.     NAME OF CONTRACTOR/OFFEROR       BY      /s/ Harold H. Robinson III   (Signature of person authorized to sign)
                                              -----------------------------
15.     NAME AND TITLE OF SIGNER (Type or print)     Harold H. Robinson III
                                                     President, California Energy Co., Inc.
                                                    --------------------------------------
16.     DATE SIGNED    Jun 18, 1984
                       ------------
17.     UNITED STATES OF AMERICA         BY   _____________________________  (Signature of Contracting Officer)

                                     R&M-1

18.     NAME OF CONTRACTING OFFICER (Type or print)   B.E. Hill
                                                      Head, Contract
                                                      Administration Branch
                                                      for Commander, Naval Facilities, Engineering Command
                                                      Contracting Officer
                                                      ----------------------------------------------------

19.     DATE SIGNED     21 Jun 1984
                       -------------



                                     R&M-2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT             Page 1 of 1 Pages
1.   AMENDMENT/MODIFICATION NO.      P00006
                                     ------
2.   EFFECTIVE DATE  _______________
3.  REQUISITION/PURCHASE REQ. NO.   1135E
                                    -----
4.  PROJECT NO. (if applicable)     022.3C:KM:elg
                                    -------------
5.  ISSUED BY
        Western Division (Code 022)
        Naval Facilities Engineering Command
        P.O. Box 727
        San Bruno, California  94066
6.  ADMINISTERED BY (if other than block 5)
        PAYMENTS WILL BE MADE BY
        Disbursing Officer, Code 0862
        Naval Weapons Center
        China Lake, California  93555
7.  CONTRACTOR NAME AND ADDRESS     Code             Facility Code
                                          ----------                ---------
        CALIFORNIA ENERGY COMPANY, INC.
        AND CAITHNESS GEOTHERMAL 1980 LTD.
        A JOINT VENTURE
        3333 Mendocino Avenue, Suite 100
        Santa Rosa, California  95401
8.            AMENDMENT OF SOLICITATION NO.
    --------                                ---------
    DATED            (See block 9)
     X      MODIFICATION OF CONTRACT/ORDER NO.    N62474-79-C-5382
    ---                                           ----------------
    DATED  79DEC06  (See block 11)
           -------
9.  THIS BLOCK APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS
    ___ The above numbered solicitation is amended as set forth in block 12. The hour and date specified for receipt of Offers
             is extended,      is not extended.
         ---              ----
     Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

     (a) By signing and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE ISSUING OFFICE PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided such telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
10.  ACCOUNTING AND APPROPRIATION DATA (If required)            N/A
                                                    ------------------------
11.  THIS BLOCK APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS
     (a) ___ This Change Order is issued pursuant to_________________________ The Changes set forth in block 12 are made to the above numbered contract/order.
     (b)  X  The above numbered contract/order is modified to reflect the
         ---
             administrative changes (such as changes in paying office, appropriation date, etc.) set forth in block 12.

         ___ This Supplemental Agreement is entered into pursuant to authority of ________________________ It modifies the above numbered contract as set forth in block 12.
12.  DESCRIPTION OF AMENDMENT/MODIFICATION

Subject: Geothermal Power Development at the Naval Weapons Center, China Lake, California

The data cited in Block 6 of Modification P00005 to the subject contract is deleted in its entirety and the following data is substituted:

  PAYMENT WILL BE MADE BY:  Disbursing Officer, Code 0862
                            Naval Weapons Center
                            China Lake, California  93555
The contract price remains unchanged.

Except as provided herein, all terms and conditions of the document referenced in block 8, as heretofore changed, remain unchanged and in full force and effect.

13.       X  CONTRACTOR/OFFEROR IS NOT REQUIRED TO SIGN THIS DOCUMENT
         ---
             CONTRACTOR/OFFEROR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN
         ---
             COPIES TO ISSUING OFFICE
14. NAME OF CONTRACTOR/OFFEROR BY ______________________ (Signature of person authorized to sign)
15.  NAME AND TITLE OF SIGNER (Type or print) __________________________


                                     R&M-1

16.      DATE SIGNED________________
17.      UNITED STATES OF AMERICA   BY          /s/ B.E. Hill     (Signature of Contracting Officer)
                                            ---------------------
18.      NAME OF CONTRACTING OFFICER (Type or print)              B.E. Hill
                                                                  Head, Contract
                                                                  Administration Branch
                                                                  for Commander, Naval Facilities, Engineering Command
                                                                  Contracting Officer
                                                                  ---------------------------------------------------------
19.      DATE SIGNED       28 Jun 19
                         -------------

                                     R&M-2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT           Page 1 of 2 Pages
1.      AMENDMENT/MODIFICATION NO.          P00007
                                          ----------
2.      EFFECTIVE DATE  _____________
3.      REQUISITION/PURCHASE REQ. NO.   1135E
                                     -----------
4.      PROJECT NO. (if applicable)     022.3A:PAM:ma
                                    ----------------------
5.      ISSUED BY
           Western Division (Code 022)
           Naval Facilities Engineering Command
           P.O. Box 727
           San Bruno, California  94066
6.      ADMINISTERED BY (if other than block 5)
        PAYMENTS WILL BE MADE BY
           Disbursing Officer, Code 0862
           Naval Weapons Center
           China Lake, California  93555
7.      CONTRACTOR NAME AND ADDRESS  Code _________  Facility Code __________
           CALIFORNIA ENERGY COMPANY, INC.
           AND CAITHNESS GEOTHERMAL 1980 LTD.
           A JOINT VENTURE
           3333 Mendocino Avenue, Suite 100
           Santa Rosa, California  95401
8.      ____  AMENDMENT OF SOLICITATION NO.________
        DATED                           (See block 9)
         X    MODIFICATION OF CONTRACT/ORDER NO.    N62474-79-C-5382
        ---                                         -----------------
        DATED   79DEC06 (See block 11)
               ---------
9.      THIS BLOCK APPLIES ONLY TO AMENDMENTS OF SOLICITATIONS
        ___   The above numbered solicitation is amended as set forth in block
              12. The hour and date specified for receipt of Offers
              ___ is extended,                ____ is not extended.
        Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By signing and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE ISSUING OFFICE PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided such telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
10.  ACCOUNTING AND APPROPRIATION DATA (If required)         N/A
                                                     ---------------------
                                                                            TIME
11.  THIS BLOCK APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS
  (a)     X     This Change Order is issued pursuant to    Clause 2
         ---                                             ----------------------
                The Changes set forth in block 12 are made to the above numbered contract/order.
  (b)   ___     The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) set forth in block 12.
        ___     This Supplemental Agreement is entered into pursuant to
                authority of _____________________________________ It modifies the above numbered contract as set forth in block 12.
12.  DESCRIPTION OF AMENDMENT/MODIFICATION

Subject: Geothermal Power Development at the Naval Weapons Center, China Lake, California

The schedule for completion of work item Field Development (Power Plant Construction) (Phase C) as specified in contract Section VI, paragraph J, and modified by contract Modification P00004, is extended for a period of twelve
(12) months from 30 September 1985 to 30 September 1986.

This modification takes into account all changes (constructive, written, or oral) to this contract as of the date of this modification and constitutes the full and complete equitable adjustment to which the Contractor and the Government are entitled for said changes. The equitable adjustment provided herein takes into account all claims arising out of or relating to this contract as of the date of this modification, including but not limited to all delays, disruptions, dislocations, accelerations, interest costs, lost business opportunities, financing, legal and accounting expenses, bid and proposal costs, inefficiencies in performance and additional costs of whatever nature, known or unknown, arising from or relating to this contract as of the date of this modification and to the changes effected by this modification. This modification also settles, and constitutes an accord and satisfaction with respect to, any claims by either party,

Except as provided herein, all terms and conditions of the document referenced in block 8, as heretofore changed, remain unchanged and in full force and effect.

13. ___ CONTRACTOR/OFFEROR IS NOT REQUIRED TO SIGN THIS DOCUMENT
     X  CONTRACTOR/OFFEROR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN  original    COPIES
    ---                                                                                           ------------
    TO ISSUING OFFICE

                                     R&M-1

14. NAME OF CONTRACTOR/OFFEROR  BY  /s/ Harold H. Robinson III              (Signature of person authorized to sign)
                                  -----------------------------------------
15. NAME AND TITLE OF SIGNER (Type or print)
      Harold H. Robinson III, President
      CALIFORNIA ENERGY COMPANY, INC.
16. DATE SIGNED    Nov. 7, 1984
                   ------------
17. UNITED STATES OF AMERICA  BY   /s/ R.D. Eber          (Signature of Contracting Officer)
                                 ------------------------
18. NAME OF CONTRACTING OFFICER (Type or print)
       R.D. Eber, Capt. CEC. USA
       for Commander, Naval Facilities, Engineering Command
       Contracting Officer
19. DATE SIGNED    14 Nov 1984
                   ------------

                                                               R&M-2


AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACTPage        1 of 10 Pages
1.  CONTRACT ID CODE
2.  AMENDMENT/MODIFICATION NO.       P00008
                                     ------
3.  EFFECTIVE DATE       13 Feb 86
                        ------------
4.  REQUISITION/PURCHASE REQ. NO.     ______________
5.  PROJECT NO. (if applicable)   ____________
6.  ISSUED BY   Code   0223
                      ------
        Western Division
        Naval Facilities Engineering Command
        P.O. Box 727
        San Bruno, California  94066
7.  ADMINISTERED BY (if other than Item 6)    Code __________
        Payments will be made by
           Disbursing Officer, Code 0862
           Naval Weapons Center
           China Lake, California  93555
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) CALIFORNIA ENERGY COMPANY, INC. AND
     CAITHNESS GEOTHERMAL 1980 LTD.
     A JOINT VENTURE
     333 Mendocino Avenue, Suite 100
     Santa Rosa, California  95401
Code __________           Facility Code_____________
9.   ___AMENDMENT OF SOLICITATION NO.
        DATED (See Item 11)_________
10.   X   MODIFICATION OF CONTRACT/ORDER NO.   N62474-79-C-5382
     ---                                      ------------------
        DATED (See Item 13)   79 Dec 06
                             -----------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     X   The above numbered solicitation is amended as set forth in Item 14.
    ---
         The hour and date specified for receipt of Offers
    ---
         ___ is extended,  _____ is not extended.

  Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
  (a) By completing Items 8 and 15, and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.   ACCOUNTING AND APPROPRIATION DATA (If required)          N/A
                                                              ------
13.   THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
  A. ___ This Change Order is issued pursuant to: (Specify authority) The changes set forth in Item 14 are made in the Contract Order No. in Item 10A_________________________________
  B. ___ The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR 43.103(b).
  C.  X  This Supplemental Agreement is entered into pursuant to authority of
     ---
         Changes Clause
         --------------
  D.  X        Other (Specify type of modification and authority)
     ---
  E. IMPORTANT:  Contractor  _____ is not,  X  is required to sign this 2
                                           ---
     document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

    SUJECT: GEOTHERMAL POWER DEVELOPMENT AT THE NAVAL WEAPONS CENTER, CHINA LAKE CALIFORNIA (CONTINUED ON NEXT PAGE)

    CHINA LAKE JOINT VENTURE (CLJV)                         By: California Energy Co. Inc.
                                                                    (CECI) as a CLJV Venturer
    By Caithness Geothermal 1980 Ltd (CG80) By                      By  /s/ Charles T. Cordy
       as a CLJV Venturer                                              ---------------------------
       By Caithness Corporation, a general partner of CG80             Charles T. Condy
       By     /s/ James D. Bishop                                      Chairman of CECI
          -----------------------------------
          JAMES D. BISHOP, Chairman of Caithness Corporation

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

                                     R&M-1

15A. NAME AND TITLE OF SIGNER  (Type or print)
15B. CONTRACTOR/OFFEROR ________________________
15C. DATE SIGNED ______________
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) T.D. SABBADINI, FOR COMMANDER, NAVAL
                                                           ------------------------------------
                                                           FACILITIES ENGINEERING COMMAND
                                                           ------------------------------------
16B. UNITED STATES OF AMERICA   BY  /s/ T.D. Sabbadini  (Signature of Contracting Officer)
                                    -------------------
16C. DATE SIGNED      13 Feb 86
                    ------------

                                     R&M-2

This Modification P00008 refers to Contract N62474-79-C-5382 of December 6, 1979, as modified from time to time (the "Contract"). The Contract is hereby modified as follows:

[1]  A new Section I.D.3, is added to the Contract to read in full as follows:

  "3. It is understood and agreed that the revocation of said permit shall constitute a termination by the Government within the meaning of Section
  VIII.2. of the Contract. Further, if Government's limitation or restriction of said permit is imposed in such a manner as to prevent the Contractor, its subcontractors, or its assigns from exercising their rights as contemplated in this Contract, then Government shall provide the appropriate monetary compensation for lost revenues within the dollar guidelines of said Section VIII.2."

[2]  Section II E of the contract is amended to read in full as follows:

  "E Sites and Routes
     ----------------

  Power plant sites, drill pads, pipeline and power transmission routes will be selected subject to Navy approval to ensure such sites will have a minimum impact on NAVWPNCEN range operations. All site plans shall be submitted to the Navy for approval. Routes to and from work areas will be approved by the Navy."

[3]  To section IV.B2(c) a new subparagraph 4 is added as follows:

  "4. It is understood and agreed that the price (the "NAVWPNCEN Price") established, adjusted and limited in accordance with Section III.A. and IV.B2(c)(1) of the Contract for NAVWPNCEN Power (as defined at Section IV.C.3(d)(1) hereof) is not subject to change, whether upon or as part of the negotiation of prices under the Changes Clause hereof for electrical energy delivered to designated delivery points ('DDP'), in addition to that point for NAVWPNCEN ('NAVWPNCEN DDP,' as defined in Section VI.C.3(a) hereof), or otherwise, without the written consent of the Initial Consortium, described in
  Section IV.C.2(a) hereof."

[4]  Section IV.C of the Contract is deleted and a new Section IV.C is added to read in full:
     "C.  Provisions Governing Service to NAVWPNCEN
          -----------------------------------------

  1.  In General.  The Contractor is prepared to proceed with the Phase C
      ----------
  construction of a geothermal power plant designed to serve NAVWPNCEN. Said work will be performed pursuant to agreements by and between the Contract or and an 'Initial Consortium' (as herein defined). In order to arrange financing and assistance for said plant the following will take place:






                              Modification P00008
                           Contract N62474-79-C-5382
                                  Page 2 of 10

                                    R&M-3

     (a) The Contractor will assign to the Initial Consortium certain rights which Contractor has been granted under the Contact (subject to the Contractor's right to reacquire the same). Such assignment shall be effected by an 'Assignment and Consent' to be executed by and between Contractor and the Initial Consortium in a form approved and agreed to by the Government (hereafter the same is referred to as the "Initial Plant Assignment").

     (b) Pursuant to appropriate documentation, the Initial Consortium intends to further assign certain rights and interests under the Contract and in the Initial Plant and Initial Project (both defined herein) to a third party which may be a lender ('Lender') or a lessor ('Lessor'). In this regard, it is intended that if the financing is to be provided through a lease, then the Lessor will transfer to the Initial Consortium a leasehold interest (the 'Lease') in the Initial Plant with full authority to operate the Initial Project for a term of approximately 15 years, plus extensions, if any. Upon the termination of said Lease, the rights in the Initial Plant/Project would revert to the Lessor and its successors and assigns. The Initial Consortium, the Lender, the Lessor and their respective successors and assigns are sometimes referred to herein individually as the 'Financing Party' and collectively as the 'Financing Parties'.

  2. Definitions. Unless the context otherwise clearly requires, each of the following terms, when used in this Contract or in any appendix, exhibit or attachment thereto with initial capitals, shall have the meaning set forth for such term below:

     (a) 'Initial Consortium' means a joint venture or other business
          ------------------
     combination, identified in the Initial Plant assignment which includes one or more engineering and construction companies and/or one or more equipment suppliers for the Initial Plant.

     (b) 'Initial Plant' means Unit 1 of the geothermal power plant and its
          -------------        ------
     associated facilities as constructed by the Initial Consortium, (including and not limited to surface steam gathering system, brine disposal, system, power transmission facilities, substation, interconnection facilities and other facilities and equipment necessary to generate, sell and deliver power from such plant); but excludes all geothermal resource and wells.

     (c) 'Initial Project' means all elements of permitting, licensing,
          ---------------
     designing, constructing, erecting, financing, owning, operating, leasing, and maintaining the Initial Plant, and of generating, selling and delivering power therefrom, and receiving, utilizing and disbursing the revenues generated thereby; but excludes all elements of producing and bringing to the surface the geothermal resources.



                              Modification P00008
                           Contract N62474-79-C-5382
                                  Page 3 of 10

                                     R&M-4

3.   Contractor's Delivery of Electric Service for NAVWPNCEN.  The Contractor's
     -------------------------------------------------------
     obligations under the contract with respect to the 'NAVWPNCEN DDP' (defined herein) shall be satisfied by performance under coordinated contracts as follows:

     (a) Government's Existing NAVWPNCEN/SCE Contract Continues.  The NAVWPNCEN
         ------------------------------------------------------
     DDP is the present point of delivery under contract with Southern California Edison Company ('SCE') N62474-70-C-1201, Item 1054 ('NAVWPNCEN/SCE Contract'). Present service by SCE to the NAVWPNCEN DDP shall remain in place after the Initial Service Date (as defined herein), uninterupted, under the SCE/NAVWPNCEN Contract and shall be deemed to be full utility service by the Contractor so long as the Contractor complies with the provisions of this Section IV.C.3. If SCE fails to provide service to NAVWPNCEN DDP under the SCE/NAVWPNCEN Contract, the Contractor, the Initial Project, and the Financing Parties shall not be responsible for such failure.

     (b) Initial Plant Output and The PURPA Contract.  Subject to the
         -------------------------------------------
     Government's rights and powers as otherwise provided therein, the Initial Plant is authorized at all times to be operated at full capacity. All power from the Initial Plant shall be sold by Contractor or its assigns to SCE pursuant to an appropriate contract (the 'PURPA Contract'). All payments from the PURPA Contract shall be paid to and belong to the Contractor or its assigns and they are authorized to apply the same to pay SCE for NAVWPNCEN Power, to operate and maintain the Initial Plant, to service debt, to realize a recovery of and return on their capital expenditures, to operate and maintain the geothermal resource, wells, and related facilities for the Initial Project, and for other purposes.

     (c) Initial Service Date.  The date of the commencement of service pursuant
         --------------------
     to the Contract (herein the 'Initial Service Date') shall occur upon the earlier of (a) a date stipulated by written notice to the Government by the Initial Consortium, or (b) 1 February 1987, as such date may be hereby or hereafter modified, taking into account all applicable extensions or excusable delays pursuant to the Contract.

     (d) Payment for NAVWPNCEN Power (Including Conserved Power).  Contractor
         -------------------------------------------------------
     shall pay for (or shall discharge all payments due from the government to SCE for) NAVWPNCEN Power delivered from and after the Initial Service Date through the term of the Contract. Said payment or discharge shall be made subject to the following terms and conditions:



                              Modification P00008
                           Contract N62474-79-C-5382
                                  Page 4 of 10

                                     R&M-5

      (1) NAVWPNCEN Power is defined to be the amount of electrical energy equal to (A) the lesser of (i) 100,000 MWH per year adjusted cumulatively from 1 January 1986 by a 3% per year load growth factor and properly adjusted by a fraction (e.g. 30/365 for a 30 day billing period) to reflect the portion of a year covered by the billing period in question or
      (ii) the actual amount of energy delivered by SCE to the NAVWPNCEN DDP pursuant to the SCE/NAVWPNCEN Contract during the billing period in question, reduced by (B) the amount by which the net output of the Initial Plant delivered to SCE under the PURPA Contract for the billing period in question is less than the amount computed under Clause (A) of this Subparagraph(1) as a result of a Force Majeure event or other limiting provision of the Contract (including but not limited to Sections III.B, VIII.3, and VIII.4 of the Contract). Events which are defined as Force Majeure events herein shall constitute Force Majeure in connection wth any inability of Contractor or the Financing Parties to make delivery to SCE under the PURPA Contract.

      (2) Such payment or discharge shall constitute timely delivery of supplies and performance of services by Contractor within the meaning of the Contract, as hereby modified, and in particular within the meaning of
      Section VIII.4(a) thereof.

      (3) Such payments or discharge shall be on behalf of Government against its SCE bills under the SCE/NAVWPNCEN Contract.

      (4) If, for a given year, the amount of electrical energy for which the Government is billed by SCE falls short of an amount computed according to
      Section IV.C.3(d)(1)(A)(i) and reduced according to Section IV.C.3(d)(1)(B) (such shortfalls here called "Conserved Power"), the Government shall be entitled to a credit equal to the difference between
      (A) the price that the Contractor would have paid to SCE for the Conserved Power had it been used and (B) the price that the Government would have paid to the Contractor for the conserved power had it been used. Such credit shall be determined in accordance with the procedures set forth in
      Section IV.C.3(g)(8) hereof.

(e) Service From Initial Project.  Neither the Initial Project nor any
    ----------------------------
financing Party for the Initial Project shall be obligated to or liable to the Government to provide or pay for (or to compensate the Government for any failure to provide or pay for) any electrical service to Government in excess of NAVWPNCEN Power, or any electric service from Contractor or otherwise delivered to or metered at any DDP other than the NAVWPNCEN DDP.



                              Modification P00008
                           Contract N62474-79-C-5382
                                  Page 5 of 10

                                     R&M-6

 (f)  Government's Right to Pay NAVWPNCEN/SCE Contract.  If any SCE invoice for
      ------------------------------------------------
      NAVWPNCEN Power has not been paid within sixty (60) days following its date, the Government, at is option, may pay such invoice and seek reimbursement for the amount thereof (including any interest and penalties due to SCE with respect to late payment) pursuant to the Contract. In the event of repeated or extended failure to pay, the Contractor shall provide a detailed report of the cause and proposed cure therefor. If such report or performance thereunder is not reasonably satisfactory to the government, the Government shall have grounds for termination under
      Section VIII.4 hereof.

     (g) Government's Payment of Contract Price to Contractor or Its Assigns.
         -------------------------------------------------------------------
     The Government shall pay to the Contractor or its assignee an amount equal to the NAVWPNCEN Price times the NAVWPNCEN Power for each Billing Period (as herein defined) from and after the Initial Service Date, subject to the following terms and conditions:

       (1) The NAVWPNCEN Price has a base rate of 56 mills per KWh which is subject to adjustment after August 1, 1984, as provided in the Contract.

       (2) In no case shall the NAVWPNCEN Price for NAVWPNCEN Power exceed 95% of the applicable Ceiling Rate for the same (as defined in Appendix F to the Contract).

       (3) Each Billing Period shall have the same frequency and duration as each billing period of the SCE/NAVWPNCEN Contract.

       (4) Proof of payment to SCE for NAVWPNCEN Power shall be required as a condition precedent to the obligation of the Government to pay Contractor for the corresponding amount of NAVWPNCEN Power pursuant to the Contract. Full payment to Contractor or its assignee shall be made promptly upon such proof.

       (5) The service provided under the SCE/NAVWPNCEN Contract will be measured by the metering procedures presently followed under that contract. The Government shall provide the Contractor the results of such measurements and such other information the Contractor reasonably requires to compute payments for NAVWPNCEN Power. Contractor shall be allowed (at its own cost) to install its own meter and procedure to monitor the service and bills received by Government from SCE under the SCE/NAVWPNCEN Contract.

       (6) The Government's obligation to pay for NAVWPNCEN Power shall not be conditioned upon operation of the Initial Plant.



                              Modification P00008
                           Contract N62474-79-C-5382
                                  Page 6 of 10

                                     R&M-7

       (7) The invoice for NAVWPNCEN Power shall be submitted to Naval Weapons center, China Lake, California, 93555. The billing period will correspond to the referrable SCE billing period under the SCE/NAVWPNCEN Contract. Payment of each such invoice shall be made by the Disbursing Officer, Code 0862, Naval Weapons Center, China Lake, California, 93555, as directed by the Contractor or its assignee under the Initial Plant Assignment.

       (8) In the first calendar quarter of each year the Government and the Contractor shall audit the invoices, payments, and power output and consumption figures for the prior calendar year, reconcile all differences between them, and close the books for that year for all purposes hereunder. The Government shall be credited on the last day of such quarter with an amount for the prior year computed in accordance with Section IV.C.3(d)(4) hereof.

  4.  Restriction on Assignment.  It is prohibited for the Contractor, its
      -------------------------
  assigns, or their subassigns to assign any right under the Contract to or for the benefit of (a) any individual who is a national of, or any entity which is owned or effectively controlled by any government or governmental agency of or national or nationals of, any country which may from time to time be listed in country Group S, Y or Z of Supplement No. 1 to Part 370 of the Code of Federal Regulations, or any regulations which are hereafter promulgated in substitution therefor or replacement thereof, as from time to time in effect, or (b) any individual or entity to whom any such assignment is then prohibited pursuant to any other law or regulation of the United States.

  5.  Quiet Enjoyment.  Without prejudice to the Government's rights and
      ---------------
  remedies against the Contractor, in order to provide security to the Financing Parties for their respective rights and interests in the Initial Plant and the Initial Project, and in order to permit the financing of the Initial Plant and the Initial Project in accordance with the Contract, (any other provision of this Contract notwithstanding) it is understood and agreed for the benefit of the Contractor and each Financing Party as follows:

     (a) So long as no default shall have occurred and be continuing, and shall be uncured (either by Contractor or the financing Parties), pursuant to the Contract in direct connection with the Initial Project, or arising from any failure to provide or pay for NAVWPNCEN Power (as limited in sections IV.C.3(d) and IV.C.3(e) hereof), the possession and enjoyment by the contractor and each Financing Party of any rights assigned to it as authorized hereby or by the Initial Plant Assignment shall be without hindrance, ejection, molestation or interruption by reason of the action, inaction, or default of Contractor or any other person or entity.



                              Modification P00008
                           Contract N62474-79-C-5382
                                  Page 7 of 10

                                     R&M-8

     (b) If the Contractor should fail to perform or comply with any of its obligations pursuant to the Contract the failure to perform or comply with which might have any material, adverse affect on any Financing Party or the Initial Project, then any Financing Party may, but shall not be obligated to, itself perform or comply with such obligations and charge the reasonable costs of such performance or compliance to the Contractor.

     (c) The Financing Parties, or any of them, may exercise such rights, powers and privileges of the Contractor pursuant to the Contract to supply the geothermal resource or reinjection necessary to operate the Initial Plant at full capacity as they may acquire by virtue of their assignment of rights referred to in the Initial Plant Assignment.

  6.  General Description of the Initial Plant.  The Initial Plant will be
      -----------------------------------------
  designed, manufactured and installed by the Initial Consortium to include a turbine which has two entries, one for high pressure steam and one for low pressure steam. The projected gross output (before parasitic load) will be no greater than 32,100 KW at a wet bulb operating temperature of 26.6 Degrees Fahrenheit.

  7.  Initial Plant/Project Work Schedule Under Contract Section VI.5.
      ----------------------------------------------------------------

                                                 Maximum Time from
Work Item Completion                               Contract Award
---------------------                           --------------------

Field Investigation and Research (Phase A)          Completed

Field Exploration (Drilling) (Phase B)              Completed
Field Development (Contract Phase C)
  (Initial Plant Construction)

a.  Complete Site Surveys                       1 March         1986

b.  Complete General Site Excavation            1 June          1986

c.  Complete Concrete Foundations               1 February      1987

d.  Turbine Condenser on Site                   1 March         1987

e.  Complete Cooling Tower                      1 April         1987

f.  Initial Plant on Line                       30 June         1987

                                      (90.8 months after 6 Dec. 1979)

  Notwithstanding the terms of the above schedule, Contractor will commence payment of Government's NAVWPNCEN/SCE Contract for NAVWPNCEN Power as provided in Section IV.C.3(d). In the event that the Initial Service Date does not occur on or before 30 November 1986, the Contractor shall pay to the Government the sum of $100,000 on or before 10 December 1986.



                              Modification P00008
                           Contract N62474-79-C-5382
                                  Page 8 of 10



                                     R&M-9

8.   Consideration.  Contractor and the Government have determined that over the
     -------------
     remaining term of the Contract the Initial Plant is projected to generate a total output in excess of the output Contractor is required to produce to satisfy its obligation for NAVWPNCEN Power. Use of the geothermal resource for that purpose by the Contractor is authorized by this Modification P00008. In consideration for such use of the resource as well as the other changes contained in this Modification P00008, the Contractor hereby obligates itself and promises to pay the Government the sum of $25,000,000 on or before 31 December 2009. That payment shall be secured by funds placed monthly by Contractor in escrow beginning two months after commercial operations for the Initial Plant have commenced at a rate sufficient to total (assuming interest at a rate of 10% per annum, adjusted annually according to experience) no less than $25,000,000 on 31 December, 2009. A default pursuant to this Section IV.C.8 shall not affect the right of the Financing Parties to Quiet Enjoyment."

[5]  A new Section IV.D. is added to the Contract to read in full as follows:

    "D.  Provisions Governing Service from Subsequent Plants/Projects.
       -------------------------------------------------------------
    Contractor will become obligated to provide electric service beyond the requirements of NAVWPNCEN Power when the contract negotiations for a subsequent geothermal plant are completed. Contractor is in Phases A or B with respect to all contract work except the work relating to the Initial Plant which is in Phase C. Pursuant to the terms of the Contract, the Contractor agrees to submit to Government by 28 February 1986, the cost and price data to begin the negotiations with the Government. Such negotiations shall address the price and other terms and conditions necessary and appropriate to provide Contractor a basis to seek financing for the design, construction and operation of two additional geothermal energy turbine plants with characteristics similar to those described in Section IV.D.6 hereof. Upon receipt of such data, Government agrees to proceed in good faith with the intent to commence, carry won and complete the said negotiations with Contractor as soon as practicable."

[6]  A new Section IV.E is added to the Contract to read in full as follows:

     "E.  Precedence of this Modification P00008.  Notwithstanding anything
       ---------------------------------------
     in the Contract, or appendices or exhibits thereto, the provisions of this Modification P00008 shall take precedence over all other typewritten portions of the Contract and/or its appendices, General Provisions, and other writings."



                              Modification P00008
                           Contract N62474-79-C-5382
                                  Page 9 of 10

                                    R&M-10

[7]  Section VI.J. of the Contract is amended to read as follows:

     "J.  Schedule.  The schedule for completion of work to be performed with
          --------
     respect to each geothermal power plant under this Contract is set forth in the appropriate portion of Section IV.C or IV.D hereof. Each such schedule is intended to specify maximum periods of time for the key elements of work unless unforeseen delays (including and not limited to regulatory agency approvals) are encountered which cannot be overcome by the parties exercising due diligence. Each such schedule represents the maximum times the Navy considers appropriate, but the Navy is desirous of completing each phase in the least time possible."

[8] Section VI.N of the contract is modified to include an additional interconnection point by adding the following after the word "Meridian" on line 3 of pg 25 Contract Modification P00004:

     "or SCE Inyokern substation SE Corner Section 20, Township 26 South, Range 39 East Mount Diablo Base Line and Meridian."

[9] The first full paragraph on page E-4 of Appendix E to the Contract is deleted and a new paragraph is added to read in full as follows:

     "The designated delivery point at NAVWPNCEN China Lake is that point at which electrical service is delivered to NAVWPNCEN Under the Utility Service Contract No. N62474-70-C-1201/1054 (the 'SCE/NAVWPNCEN Contract') by and between Government and Southern California Edison company ('SCE'). Government and Contractor agree the additional designated delivery points described in paragraph B of this Appendix E for NAVWPNCEN (to wit: Harvey Field, I.D. No. 2 and Laurel Mountain, I.D. No. 99) are not included in the service provided under the SCE/NAVWPNCEN Contract and are not a service to be provided by Contractor."

[10]   The effective date of this modification P00008 is  13 Feb 86  .
                                                         ------------



                              Modification P00008
                           Contract N62474-79-C-5382
                                 Page 10 of 10

                                    R&M-11

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACTPage              1 of 2 Pages

1.   CONTRACT ID CODE _____________
2.   AMENDMENT/MODIFICATION NO.    P00009
                                  --------
3.   EFFECTIVE DATE  87 APR 10
                    -----------
4.   REQUISITION/PURCHASE REQ. NO.
5.   PROJECT NO. (if applicable)
6.   ISSUED BY          Code       N62474
                                  --------
        Western Division
        Naval Facilities Engineering Command
        P.O. Box 727
        San Bruno, California  94066-0720
7.   ADMINISTERED BY (if other than Item 6)     Code
8.   NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

        CALIFORNIA ENERGY COMPANY, INC. AND
        CAITHNESS GEOTHERMAL 1980 LTD.
        A JOINT VENTURE
        333 Mendocino Avenue, Suite 100
        Santa Rosa, California  95401
Code ____________        Facility Code ____________
9.   _____ AMENDMENT OF SOLICITATION NO. _____________
     DATED (See Item 11) ____________
10.    X   MODIFICATION OF CONTRACT/ORDER NO.   N62474-79-C-5382
      ---                                      ------------------
     DATED (See Item 13)  79 Dec 06
                         -----------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     ____ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers _______ is extended, _____ is not extended.
     Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
     (a) By completing Items 8 and 15, and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12.  ACCOUNTING AND APPROPRIATION DATA (If required)    See page 2
                                                      --------------
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     A. ___ This Change Order is issued pursuant to: (Specify authority) The changes set forth in Item 14 are made in the Contract Order No. in Item 10A ______________________________________________

     B.  X  The above numbered contract/order is modified to reflect the
        ---
        administrative changes (such as changes in paying office, appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR 43.103(b).
     C. ___ This Supplemental Agreement is entered into pursuant to authority of
     D. ___ Other (Specify type of modification and authority)
     E. ___ IMPORTANT:  Contractor   X   is not, _____ is required to sign this
                                    ---
            document and return _____ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

        GEOTHERMAL POWER DEVELOPMENT AT THE NAVAL WEAPONS CENTER, CHINA LAKE, CALIFORNIA
           Continued on next page

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)
15B. CONTRACTOR/OFFEROR _______________ (Signature of person authorized to sign) 15C. DATE SIGNED _______________
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                           Joseph A. Dodson, Head, South Service
                                           -------------------------------------
                                           Contracts Branch
                                           -------------------------------------
16B. UNITED STATES OF AMERICA    BY   /s/ Joseph A. Dodson       (Signature of
                                    ----------------------------
     Contracting Officer)
16C. DATE SIGNED    4/10/87
                   -------------------


                                     R&M-1

                                                                N62474-79-C-5382
                                                             Modification P00009
                                                                     Page 2 of 2

A.   The following funds are hereby obligated:

     AA 17X4912 3733 000 7777 0 060530 2F 2151N79C5382 $5,000,000.00.

B.   Change the last sentence of Section IV.C.3(g)(4) to read as follows:

     "Full payment to contractor or its assignee shall be made immediately upon receipt of such proof."

C. All payments to the contractor for services through June 30, 1987 shall be made to the following payee:

                Atkinson MHIA Joint Venture
                c/o Guy F. Atkinson Company
                10 West Orange Avenue
                P.O. Box 593
                South San Francisco, CA  94080
                ATTN:  L. Magelitz


                                     R&M-2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACTPage 1 of 2 Pages
1.   CONTRACT ID CODE _______________
2.   AMENDMENT/MODIFICATION NO.      P00010
                                    --------
3.   EFFECTIVE DATE      87 JUL 02
                       -------------
4.   REQUISITION/PURCHASE REQ. NO. ______________
5.   PROJECT NO. (if applicable) ________________
6.   ISSUED BY       Code           N62472
                                   --------
        Western Division
        Naval Facilities Engineering Command
        P.O. Box 727
        San Bruno, California  94066-0720
7.   ADMINISTERED BY (if other than Item 6)     Code ___________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) CALIFORNIA ENERGY COMPANY, INC. AND
        CAITHNESS GEOTHERMAL 1980 LTD.
        A JOINT VENTURE
        333 Mendocino Avenue, Suite 100
        Santa Rosa, California  95401
Code ____________         Facility Code _____________
9.   AMENDMENT OF SOLICITATION NO.
     DATED (See Item 11)
10.    X   MODIFICATION OF CONTRACT/ORDER NO.   N62474-79-C-5382
      ---                                      ------------------
     DATED (See Item 13)   79 Dec 06
                          -----------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     ___ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
     ________ is extended,        _______ is not extended.
     Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

     (a) By completing Items 8 and 15, and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (If required)        N/A
                                                      ---------------
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     A. ___ This Change Order is issued pursuant to: (Specify authority) The changes set forth in Item 14 are made in the Contract Order No. in Item 10A ______________________________________________
     B.  X  The above numbered contract/order is modified to reflect the
        ---
        administrative changes (such as changes in paying office, appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR 43.103(b).
     C. ___ This Supplemental Agreement is entered into pursuant to authority of
     D. ___ Other (Specify type of modification and authority) _________________
E.   IMPORTANT:  Contractor ____ is not,  X  is required to sign this document
                                         ---
     and return   2   copies to the issuing office.
                -----
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

        GEOTHERMAL POWER DEVELOPMENT AT THE NAVAL WEAPONS CENTER, CHINA LAKE, CALIFORNIA
           See P00012 Item [4]

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (Type or print)
                                       Robert D. Tibbs, Executive Vice President
                                       -----------------------------------------
15B. CONTRACTOR/OFFEROR   /s/ Robert D. Tibbs    (Signature of person
                        -----------------------
     authorized to sign)
15C. DATE SIGNED      7/2/87
                    ------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                           Joseph A. Dodson, Contracting Officer
                                           -------------------------------------
16B. UNITED STATES OF AMERICA   BY    /s/ Joseph A. Dodson   (Signature of
                                    ------------------------
     Contracting Officer)
16C. DATE SIGNED      7/2/87
                    ----------


                                     R&M-1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT             Page 1 of 6 Pages
1.   CONTRACT ID CODE _______________
2.   AMENDMENT/MODIFICATION NO.      P00011
                                    --------
3.   EFFECTIVE DATE      87 AUG 17
                       -------------
4.   REQUISITION/PURCHASE REQ. NO. ______________
5.   PROJECT NO. (if applicable) ________________
6.   ISSUED BY       Code           N62472
                                   --------
        Western Division
        Naval Facilities Engineering Command
        P.O. Box 727
        San Bruno, California  94066-0720
7.   ADMINISTERED BY (if other than Item 6)     Code ___________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) CALIFORNIA ENERGY COMPANY, INC. AND
        CAITHNESS GEOTHERMAL 1980 LTD.
        A JOINT VENTURE
        333 Mendocino Avenue, Suite 100
        Santa Rosa, California  95401
Code ____________         Facility Code _____________
9.   AMENDMENT OF SOLICITATION NO.
     DATED (See Item 11)
10.    X   MODIFICATION OF CONTRACT/ORDER NO.   N62474-79-C-5382
      ---                                      ------------------
     DATED (See Item 13)   79 Dec 06
                          -----------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     ___ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
     ________ is extended,        _______ is not extended.
     Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

     (a) By completing Items 8 and 15, and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (If required)        N/A
                                                      ---------------
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     A. ___ This Change Order is issued pursuant to: (Specify authority) The changes set forth in Item 14 are made in the Contract Order No. in Item
        10A ______________________________________________
     B.     The above numbered contract/order is modified to reflect the
        ---
        administrative changes (such as changes in paying office, appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR
        43.103(b).
     C.  X  This Supplemental Agreement is entered into pursuant to authority of Changes Clause
        ---                                                                      --------------------
     D. ___ Other (Specify type of modification and authority) _________________
E.   IMPORTANT:  Contractor ____ is not,  X  is required to sign this document
                                         ---
     and return   2   copies to the issuing office.
                -----
14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

        GEOTHERMAL POWER DEVELOPMENT AT THE NAVAL WEAPONS CENTER, CHINA LAKE,
        CALIFORNIA
           See P00012 Item [4]

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (Type or print)
                                       Robert D. Tibbs, Executive Vice President
                                       -----------------------------------------
15B. CONTRACTOR/OFFEROR                          (Signature of person
                        -----------------------
     authorized to sign)
15C. DATE SIGNED      8/17/87
                    ------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                           T.D. Sabbadini  Director, Service Contracts Division
                                           -----------------------------------------------------
16B. UNITED STATES OF AMERICA   BY    /s/ T.D. Sabbadini       (Signature of
                                    ------------------------
     Contracting Officer)
16C. DATE SIGNED      17 AUG 1987
                    ---------------

                                     R&M-1

                                                            N62474-79-C-5382
                                                            Modification P00011
                                                            Page 2 of 6

This modification P00011 refers to Contract N62474-79-C-5382 of December 6, 1979, as modified from time to time (the "Contract"). Unless modified in subsequent paragraphs of this modification P00011, all terms and conditions of this Contract remain the same. The Contract is hereby modified as follows:

[1]  The first paragraph of Section II. is changed to read as follows:

     II.  CONSTRAINTS
          -----------

     It shall be the responsibility of the Contractor to conform to and abide by all legally applicable statutes; ordinances; rules and regulations and all permit, approval, and easement requirements relating to the development of the geothermal resource at the Coso KGRA area, access to and from the general sites, and construction on and use of property under the control of NAVWPNCEN China Lake. In addition to the laws and regulations identified in Environmental Protection Plan, Section V, and the terms of this contract, the Contractor is referred to Naval Weapons Center Instructions (see Appendix "G"); the Geothermal Resources Operational Orders as published by the Geological Survey; the Geothermal Steam Act; the Geothermal Energy Research, Development and Demonstration Act; the Federal Land Planning and Management Act; the Defense Withdrawal Act of 1958 (P.L. 85-337); Title 30, the Code of Federal Regulations; and the Occupational Safety and Health Act, or any successor statutes thereto, all as from time to time amended. Unless specifically advised by the Contracting Officer to the contrary, the Contractor shall meet the legally applicable requirements of all State and Local Laws and Regulations. This list is not all inclusive and it is the sole responsibility of the Contractor to acquaint itself with all legally applicable Federal, State and local laws, regulations, and other legal constraints or requirements. Because of the nature of the NAVWPNCEN mission, the Government has placed certain constraints on geothermal operations within the boundaries of NAVWPNCEN. These constraints ensure the safe and economical development of and production of the geothermal resources within the NAVWPNCEN boundary and ensure that any exploration, development, or production does not conflict with the mission of NAVWPNCEN. All on-site and other inspection performed by the Government will be at Government's cost.


                                     R&M-2

                                                            N62474-79-C-5382
                                                            Modification P00011
                                                            Page 3 of 6

[2]  Section I.C. is amended to read in full as follows:

     C. Term.
        ----

     This contract shall continue in effect for a period of thirty years from the date of award. The Government has a unilateral right to extend the term of this Contract for an additional ten (10) year term by the giving of written notice to the Contractor not less than 180 days in advance of the contract completion date. If the Government shall exercise this option, the extended contract shall not be considered to include this option provision. The Contractor understands that the Government requires Congressional approval to exercise any option for the extension of the term of this Contract pursuant to this clause. If the Government shall exercise this option, the Government's compensation from the Units shall be as follows:
     (a) such compensation from Unit I-1 shall remain as provided under IV.C hereof; and (b) Government's share of all PURPA revenues for the option period from Unit I-2 and/or Unit I-3 shall be twenty-two (22) percent.

[3]  Section III.D.1. is amended to read in full as follows:

     D. Incremental Development of Geothermal Power Generation
        ------------------------------------------------------

     1. At such time as the existence of a commercial geothermal resource has been established by the Contractor, the Contractor shall proceed to design and install power generation plant(s) of sufficient capacity to produce and deliver the proposed capacity adequate to provide electrical service to at least NAVWPNCEN China Lake, but not in excess of the generating capacity for which the parties have agreed to hereunder.

[4]  A new Section III.E. is added to the contract to read in full as follows:

     E. Expansion Beyond NAVWPNCEN
        --------------------------

     The Government and the Contractor have determined that the entitlement provided to the Government with respect to NAVWPNCEN pursuant to Section IV.C.1 of the contract is not appropriate as Government entitlement with respect to expansion beyond the generating capacity of Unit I-1. A different method for determination of such entitlement has accordingly been negotiated and agreed to by the parties and the provisions controlling said expansion and Government's entitlement shall supersede the provisions of paragraphs A, B, C and D of Section III of the contract.

[5]  Section IV.C.2.(b) is amended to change "Unit 1" to read "Unit I-1".


                                     R&M-3

                                                            N62474-79-C-5382
                                                            Modification P00011
                                                            Page 4 of 6

[6]  Section IV. Paragraph D. is amended to read in full as follows:

     D. Provisions Governing Electric Generating Capacity Beyond NAVWPNCEN To
        ---------------------------------------------------------------------
     and Including 75 MW of Service
     ------------------------------

     In General, the Government and the Contractor have mutually agreed to increase the amount of power than can be developed from the Government's geothermal resource at NAVWPNCEN beyond the requirement of NAVWPNCEN as provided under Section IV.C hereof to 75 MW of nameplate rating. It is acknowledged that the nameplate rating of the geothermal plants installed by the Contractor may differ as much as 25% plus or minus from the generating capacity of said geothermal plants. In order to arrange for equity and debt financing and assistance for the field and development to 75 MW of generating capacity the Government and Contractor will cooperate as follows:

  1. Contractor will assign to one or more legal entities (partnerships, corporations or proprietorships) involving other parties certain rights which Contractor has been granted under the Contract. All such assignments require Government's consent and such consent will not be unreasonably withheld. If consent is given by Government, no additional consideration is required. The Government will not consent to assignments that contain legal constraints on Government or are contrary to prior assignment. Such assignments, lacking Government consent, shall not be effective.

  2. The right of reassignment is extended to Contractor's assignees and their assignments, provided that all such reassignments require the Government's consent in order to be effective. If consent is given by the Government, no additional consideration is required.

  3. Definitions
     -----------

  Unless the context otherwise clearly requires, each of the following terms, when used in this contract or in any appendix or attachment thereto with initial capitals, will have the meaning set forth for such term below:

     (a) "Unit" means a specific turbine-generator set and its associated facilities, exclusive of all geothermal resources and wells, designated by a number. For example, the facility for NAVWPNCEN is referred to as Unit I-1 in
  Section IV.C.2(b) hereof. As of the execution date of this contract modification P00011, Contractor contemplates increasing the generating facilities located at the developable lands in two increments. Each increment is expected to consist of a Unit with a nameplate rating of 25 MW and will be located at or adjoining the site of the Initial Plant (Unit I-1). These two increments are hereby designated Unit I-2 and Unit I-3, respectively.


                                     R&M-4

                                                            N62474-79-C-5382
                                                            Modification P00011
                                                            Page 5 of 6

       (b) "Unit Owner" means the joint venture, corporation or other business combination identified as the owner of a Unit in an assignment of rights by Contractor under this contract.

       (c) "Unit Financing Party" means the firm or firms identified as such with respect to a Unit in an assignment of right by Contractor under this contract.

       (d) "Unit Resource" means the geothermal resources and wells associated with a specific Unit.

       (e) "Unit Project" means all elements of permitting, licensing, designing, constructing, erecting, financing, owning, operating, leasing, and manufacturing a specific Unit and/or (where specifically indicated) Unit Resource and receiving, utilizing and disbursing the revenues generated thereby.

       (f) "PURPA Revenues" means any and all sums of money payable to Contractor or its assigns under the provisions of its PURPA Contract with Southern California Edison Company as capacity payments, energy payments and bonus capacity payments.

       (g) "SCE" means the Southern California Edison Company, as defined in the PURPA Contracts.

       (h) "On Line" means the first date a Unit is deemed by the parties to have commenced commercial operation under the contract for such Unit.

4.   Pricing Mechanism
     -----------------

       (a) Unit I-2 and Unit I-3. The Contractor or its assigns shall pay the Government a share of all gross PURPA revenues earned by the Contractor or its assigns from Southern California Edison pursuant to the PURPA Contract for electricity generated from Unit I-2 and Unit I-3. The Government share of gross PURPA revenue shall be as follows:

     First three years after first such Unit goes On Line       4 percent
     Next seven years                                          10 percent
     Next five years                                           15 percent
     Remaining years until contract completion                 20 percent

       (b) The payments due to the Government hereunder shall begin for each Unit separately with the date upon which that Unit first goes On Line and said payments shall continue until the completion date of this Contract with respect to each such Unit, including all extensions hereof.


                                     R&M-5

                                                            N62474-79-C-5382
                                                            Modification P00011
                                                            Page 6 of 6

       (c) The SCE payments for Units I-2 and I-3 are governed by the Southern California Edison PURPA Contract for initial Turbine and therefore as a condition to implementing the provisions of Section IV.D.3 hereof, the Government and the Contractor do hereby agree to negotiate in good faith to establish appropriate allocation provisions affecting the relative rights of Government, Contractor, and the Owners and Financing Parties of the Initial Plant in said SCE PURPA Contract and payments thereunder.

       (d) Inasmuch as the construction of all the additional Units is subject to many uncertainties, if these unknown factors affect the expected development plan the parties agree to accommodate those changes by providing for alternate equivalent arrangements.

[7]  Add a new Section IV.F. to read as follows:

     F. Provisions Governing Service from Subsequent Projects.
        -----------------------------------------------------

     The Contractor will become obligated to provide electric service beyond the requirements provided for in Section IV.D. of the contract when contract negotiations for a contemplated additional geothermal plant are completed. Such negotiations shall address terms and conditions necessary and appropriate to provide the Contractor a basis to seek financing for the design, construction and operation of such additional plant. The Government agrees to proceed in good faith with the intent to commence, carry on and complete said negotiations in a timely manner.

[8]  Section VI.J. is amended to add the following:

     Unit I-2 and Unit I-3 shall be complete and shall be on-line on or before June 3, 1989.


                                     R&M-6

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT             Page 1 of 5 Pages
1.   CONTRACT ID CODE   _____________
2.   AMENDMENT/MODIFICATION NO.       P00012
                                      -------
3.   EFFECTIVE DATE   18 SEP 1987
                      -----------
4.   REQUISITION/PURCHASE REQ. NO.__________
5.   PROJECT NO. (if applicable)________________
6.   ISSUED BY                Code    N62474
                                      -------
          Western Division
          Naval Facilities Engineering Command
          P.O. Box 727
          San Bruno, CA  94066-0720
7.   ADMINISTERED BY (if other than Item 6)     Code  _________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) CALIFORNIA ENERGY COMPANY, INC. AND
          CAITHNESS GEOTHERMAL 1980 LTD.
          A JOINT VENTURE
          3333 Mendocino Avenue, Suite 100
          Santa Rosa, California  95401
Code      _________       Facility Code   _________
9.   _____   AMENDMENT OF SOLICITATION NO.   _____
     DATED (See Item 11)________
10.     X     MODIFICATION OF CONTRACT/ORDER NO.   N62474-79-C-5382
      ---                                        ------------------
     DATED (See Item 13)   79 DEC 06
                         -----------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     _____   The above numbered solicitation is amended as set forth in

     Item 14.  The hour and date specified for receipt of Offers
               _____    is extended, _____    is not extended.
     Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12.  ACCOUNTING AND APPROPRIATION DATA (If required)  ____________________
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     A. _____ This Change Order is issued pursuant to: (Specify authority) The changes set forth in Item 14 are made in the Contract Order No. in
              Item 10A
     B. _____ The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office,
              appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR 43.103(b).
     C.   X   This Supplemental Agreement is entered into pursuant to authority
        -----
              of   Changes Clause
                  ----------------
     D. _____ Other (Specify type of modification and authority)
E.   IMPORTANT:  Contractor      is not,  X   is required to sign this document
                                         ---
     and return   2   copies to the issuing office.
               -------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

        GEOTHERMAL POWER DEVELOPMENT AT THE NAVAL WEAPONS CENTER, CHINA LAKE, CALIFORNIA
            Continued on next page

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Robert D. Tibbs, Executive Vice President
                                              -----------------------------------------

15B. CONTRACTOR/OFFEROR /s/ Robert D. Tibbs (Signature of person authorized to sign)
                        -------------------
15C. DATE SIGNED        9/18/87
                 -----------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) T.D. Sabbadini, Director, Service Contracts Division
                                                          -----------------------------------------------------
16B. UNITED STATES OF AMERICA  BY   /s/ T.D. Sabbadini    (Signature of Contracting Officer)
                                  -----------------------
16C. DATE SIGNED            18 SEP 1987
                          -----------------------

                                     R&M-1

                                                            N62474-79-C-5382
                                                            Modification P00012
                                                            Page 2 of 5


This modification P00012 refers to Contract N62474-79-C-5382 of December 6, 1979 as modified from time to time (the "Contract"). Unless modified in subsequent paragraphs of this modification P00012, all terms and conditions of this Contract remain the same. The Contract is hereby modified as follows:

[1]  Section I.C. is amended to read in full as follows:

     C. Term.
        ----

     This contract shall continue in effect for a period of thirty years from the date of award. The Government has a unilateral right to extend the term of this Contract for an additional ten (10) year term by the giving of written notice to the Contractor not less than 180 days in advance of the contract completion date. If the Government shall exercise this option, the extended contract shall not be considered to include this option provision. The Contractor understands that the Government requires Congressional approval to exercise any option for the extension of the term of this Contract pursuant to this clause. If the Government shall exercise this option, the Government's compensation from the Units shall be as follows:
     (a) such compensation from Unit I-1 shall remain as provided under IV.C hereof; (b) the Government's share of all gross PURPA revenues for the option period from Unit I-2 and/or Unit I-3 shall be twenty-two (22) percent; and (c) the Government's share of all gross PURPA revenues for the option period from either or any of Unit II-1, Unit II-2, and Unit II-3 shall be twenty-two (22) percent.

[2]  Section IV.  Paragraph D. is amended to read in full as follows:

     D. Provisions Governing electric Generating Capacity Beyond NAVWPNCEN To
        ---------------------------------------------------------------------
        and Including 160 MW of Service
        -------------------------------

     In General, the Government and the Contractor have mutually agreed to increase the amount of power than can be developed from the Government's geothermal resource at NAVWPNCEN beyond the requirement of NAVWPNCEN as provided under Section IV.C hereof to 160 MW of nominal nameplate rating. It is acknowledged that the nominal nameplate rating of the geothermal plants installed by the Contractor may differ as much as 25% plus or minus from the generating capacity of said geothermal plants. In order to arrange for equity and debt financing and assistance for the field and development to 160 MW of generating capacity the Government and Contractor will cooperate as follows:

     1. Contractor will assign to one or more legal entities (partnerships, corporations or proprietorships) involving other parties certain rights which Contractor has been granted under the Contract. All such assignments require Government's consent and such consent will not be unreasonably withheld. If consent is given by Government, no additional consideration is required. The Government will not consent to assignments that contain legal constraints on Government or are contrary to prior assignment. Such assignments, lacking Government consent, shall not be effective.

                                     R&M-2

                                                            N62474-79-C-5382
                                                            Modification P00012
                                                            Page 3 of 5

     2. The right of reassignment is extended to Contractor's assignees and their assignments, provided that all such reassignments require the Government's consent in order to be effective. If consent is given by the Government, no additional consideration is required.

     3.  Definitions
         -----------

     Unless the context otherwise clearly requires, each of the following terms, when used in this contract or in any appendix or attachments thereto with initial capitals, will have the meaning set forth for such term below:

         (a) "Unit" means a specific turbine-generator set and its associated facilities, exclusive of all geothermal resources and wells, designated by a number. For example, the facility for NAVWPNCEN is referred to as Unit I-1 in Section IV.C.2(b) hereof. As of the execution date of this contract modification P00012, Contractor contemplates increasing the generating facilities located at the developable lands in five increments. Each increment is expected to consist of a Unit with a nominal nameplate rating of 25 MW. Two such increments are contemplated to be located at or adjoining the site of the Initial Plant (Unit I-1). These two increments are hereby designated Unit I-2 and Unit I-3, respectively. Three additional increments are also contemplated to be added to the developable lands at a single site expected to be located within the five square mile are described in Appendix A at page A-4 hereof. These three increments are hereby designated Unit II-1, Unit II-2, and Unit II-3 respectively. Not withstanding the above, the parties understand and agree that the contemplated number of units may be increased or decreased to accommodate development requirements and in such event this agreement will be administratively amended to reflect such a change.

         (b) "Unit Owner" means the joint venture, corporation or other business combination identified as the owner of a Unit in an assignment of rights by Contractor under this contract.

         (c) "Unit Financing Party" means the firm or firms identified as such with respect to a Unit in an assignment of right by Contractor under this contract.

         (d) "Unit Resource" means the geothermal resources and wells associated with a specific Unit.

         (e) "Unit Project" means all elements of permitting, licensing, designing, constructing, erecting, financing, owning, operating, leasing, and manufacturing a specific Unit and/or (where specifically indicated) Unit Resource and receiving, utilizing and disbursing the revenues generated thereby.

         (f) "PURPA Revenues" means any and all sums of money payable to Contractor or its assigns under the provisions of its PURPA Contract with Southern California Edison Company as capacity payments, energy payments and bonus capacity payments.

                                     R&M-3

                                                            N62474-79-C-5382
                                                            Modification P00012
                                                            Page 4 of 5

         (g) "SCE" means the Southern California Edison Company, as defined in the PURPA Contracts.

         (h) "On Line" means the first date a Unit is deemed by the parties to have commenced commercial operation under the construction contract for such Unit.

     4.  Pricing Mechanism
         -----------------

         (a) Unit I-2 and Unit I-3. The Contractor or its assigns shall pay the Government a share of all gross PURPA revenues earned by the Contractor or its assigns from Southern California Edison pursuant to the PURPA Contract for electricity generated from Unit I-2 and Unit I-3. The Government share of gross PURPA revenue shall be as follows:

     First three years after first such Unit goes On Line      4 percent
     Next five years                                          10 percent
     Next five years                                          18 percent
     Remaining years until contract completion                20 percent

         (b) Unit II-1, Unit II-2 and Unit II-3. The Contractor or its assigns shall pay the Government a share of all gross PURPA revenues earned by the Contractor or its assigns from Southern California Edison pursuant to the PURPA Contract for electricity generated from Unit II-1, Unit II-2 and Unit II-3. The Government share of gross PURPA revenue shall be as follows:

     First five years after first such Unit goes On Line       4 percent
     Next five years                                          10 percent
     Next five years                                          18 percent
     Remaining years until contract completion                20 percent

         (c) The payments due to the Government hereunder shall begin for each Unit separately with the date upon which that Unit first goes On Line and said payments shall continue until the completion date of this Contract with respect to each such Unit, including all extensions hereof.

         (d) The SCE payments for Units I-2 and I-3 are governed by the Southern California Edison PURPA Contract for the initial Turbine and therefore as a condition to implementing the provisions of Section IV.D. hereof, the Government and the Contractor do hereby agree to negotiate in good faith to establish appropriate allocation provisions affecting the relative rights of Government, Contractor, and the Owners and Financing Parties of the Initial Plant in said SCE PURPA Contract and payments thereunder. Allocation provisions shall be based on metered output of each of units I-1, I-2, and I-3.

                                     R&M-4

                                                            N62474-79-C-5382
                                                            Modification P00012
                                                            Page 5 of 5

         (e) Inasmuch as the construction of all the additional Units is subject to many uncertainties, if these unknown factors affect the expected development plan the parties agree to accommodate those changes by providing for alternate equivalent arrangements.

[3]  Section VI.J. is amended to add the following:

     Unit II-1, Unit II-2 and Unit II-3 shall be complete and shall be on-line on or before January 31, 1990.

[4]  Section VIII.2.(c) is amended to read in full as follows:

     (c) Ceiling amount for Units I-1, I-2, and I-3: So long as the parties have agreed on a delivered price and a delivery schedule for the Contractor to provide electric power service only to NAVWPNCEN, the Governments's liability to the Contractor pursuant to this clause shall not exceed $67,500,000. This ceiling amount is derived by multiplying 25 megawatts by $2,700,00 per megawatt. When and as the parties agree on a delivered price and a delivery schedule for the Contractor to provide electric power service to designated delivery points in addition to NAVWPNCEN, the foregoing $67,500,000 ceiling shall be increased by an amount equal to the average peak load (expressed in megawatts) of these additional designated delivery points during the prior twelve months multiplied by $2,500,000 per megawatt until the average peak load of the designated delivery points for which the parties have agreed on a delivered price and a delivery schedule (including NAVWPNCEN) totals 50 megawatts. Thereafter, until the average peak load of the designated delivery points for which the parties have agreed on a delivered price and a delivery schedule (including NAVWPNCEN) totals 75 megawatts, the multiplier shall be $1,400,000 per megawatt. Thus, at the time that the parties agree on a delivered price and a delivery schedule for designated delivery points (including NAVWPNCEN) with an average peak load of 75 megawatts, the ceiling amount shall be $165,000,000.

[5]  Add a new Section VIII.2.(d) to read in full as follows:

     (d) Ceiling amount for Units II-1, II-2, and II-3: So long as the parties have agreed on a delivered price and a delivery schedule for the Contractor to provide additional electric power beyond that covered under paragraph VIII.2.(c) above, the ceiling amount shall be derived as follows: for the first additional 25 megawatts of installed nameplate capacity, the amount due to Contractor hereunder shall not exceed $67,500,000. This ceiling amount is derived by multiplying 25 megawatts by $2,700,00 per megawatt. This ceiling amount shall be increased by $2,500,000 per megawatt for each additional megawatt of nameplate capacity between 25 megawatts and 50 megawatts and shall be increased by $2,300,000 per megawatt for each additional megawatt of nameplate capacity between 50 megawatts and 75 megawatts. Thus at the time the total additional nameplate capacity for Units II-1, II-2, and II-3 totals 75 megawatts, the ceiling amount under this Section VIII.2.(d) shall be $187,500,000.

                                     R&M-5

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT             Page 1 of 2 Pages
1.   CONTRACT ID CODE _______________
2.   AMENDMENT/MODIFICATION NO.      P00013
                                    --------
3.   EFFECTIVE DATE      87 OCT 13
                       -------------
4.   REQUISITION/PURCHASE REQ. NO. ______________
5.   PROJECT NO. (if applicable) ________________
6.   ISSUED BY       Code           N62474
                                   --------
        Western Division (Code 0211)
        Naval Facilities Engineering Command
        P.O. Box 727
        San Bruno, California  94066-0720
7.   ADMINISTERED BY (if other than Item 6)     Code ___________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) CALIFORNIA ENERGY COMPANY, INC. AND
        CAITHNESS GEOTHERMAL 1980 LTD.
        A JOINT VENTURE
        333 Mendocino Avenue, Suite 100
        Santa Rosa, California  95403
Code ____________         Facility Code _____________
9.   ___   AMENDMENT OF SOLICITATION NO. ________________
         DATED (See Item 11) ________________
10.  ___  MODIFICATION OF CONTRACT/ORDER NO.   N62474-79-C-5382
                                               ------------------
     DATED (See Item 13)   79 DEC 06
                          -----------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     ___ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
     ________ is extended,        _______ is not extended.
     Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
     (a) By completing Items 8 and 15, and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12.  ACCOUNTING AND APPROPRIATION DATA (If required)        N/A
                                                      ---------------
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     A. ___ This Change Order is issued pursuant to: (Specify authority) The changes set forth in Item 14 are made in the Contract Order No. in Item 10A ______________________________________________
     B.  X  The above numbered contract/order is modified to reflect the
        ---
        administrative changes (such as changes in paying office, appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR 43.103(b).
     C. ___ This Supplemental Agreement is entered into pursuant to authority of
     D. ___ Other (Specify type of modification and authority)
E.   IMPORTANT:  Contractor  X  is not, ___ is required to sign this document
                            ---
     and return ____ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

     Subject: GEOTHERMAL POWER DEVELOPMENT AT THE NAVAL WEAPONS CENTER, CHINA
              LAKE, CALIFORNIA
           Description of this Modification begins on Page 2.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (Type or print)
15B. CONTRACTOR/OFFEROR                          (Signature of person
                        -----------------------
     authorized to sign)
15C. DATE SIGNED  ____________
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                           Joseph A. Dodson, Contracting Officer
                                           -------------------------------------
16B. UNITED STATES OF AMERICA   BY    /s/ Joseph A. Dodson   (Signature of
                                    ------------------------
     Contracting Officer)
16C. DATE SIGNED      10/13/87
                     ----------


                                     R&M-1

                                                                N62474-79-C-5382
                                                             Modification P00013
                                                                     Page 2 of 2

In accordance with the Consent to Assignments by U.S. Navy dated July 10, 1987, all payments by the Navy pertaining to Navy Plant #1-1 shall be made to the following address:

       COSO Finance Partners
  c/o: Credit Suisse
       100 Wall Street
       New York, New York  10005
       Attn:  Account #198536

All other terms and conditions remain unchanged.


                                     R&M-2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT             Page 1 of 2 Pages
1.   CONTRACT ID CODE _______________
2.   AMENDMENT/MODIFICATION NO.      P00014
                                    --------
3.   EFFECTIVE DATE      16 FEB 1988
                       ----------------
4.   REQUISITION/PURCHASE REQ. NO. ______________
5.   PROJECT NO. (if applicable) ________________
6.   ISSUED BY       Code           N62474
                                   --------
        Officer in Charge
        Western Division
        Naval Facilities Engineering Command
        P.O. Box 727
        San Bruno, California  94066-0720
7.   ADMINISTERED BY (if other than Item 6)     Code ___________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) California Energy Company, Inc. and
        Caithness Geothermal 1980 Ltd.
        A Joint Venture
        333 Mendocino Avenue, Suite 100
        Santa Rosa, California  95401
Code ____________         Facility Code _____________
9.   ____  AMENDMENT OF SOLICITATION NO. ____________________
     DATED (See Item 11) ________________
10.    X   MODIFICATION OF CONTRACT/ORDER NO.   N62474-79-C-5382
      ---                                      ------------------
     DATED (See Item 13)   06 DEC 79
                          -----------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     ___ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
     ________ is extended,        _______ is not extended.
     Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

     (a) By completing Items 8 and 15, and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (If required)   See Page 2.
                                                      ---------------
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     A. ___ This Change Order is issued pursuant to: (Specify authority) The changes set forth in Item 14 are made in the Contract Order No. in Item 10A ______________________________________________
     B.  X  The above numbered contract/order is modified to reflect the
        ---
        administrative changes (such as changes in paying office, appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR 43.103(b).
     C. ___ This Supplemental Agreement is entered into pursuant to authority of
     D. ___ Other (Specify type of modification and authority) _________________
E.   IMPORTANT:  Contractor  X   is not, ___ is required to sign this document
                            ---
     and return       copies to the issuing office.
                -----
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

        GEOTHERMAL POWER DEVELOPMENT AT THE NAVAL WEAPONS CENTER, CHINA LAKE, CALIFORNIA
           Description of this Modification begins on Page 2.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (Type or print)
15B. CONTRACTOR/OFFEROR ________________________ (Signature of person authorized to sign)
15C. DATE SIGNED
                    ------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                   T.D. Sabbadini, Director, Contracting Officer
                                   ---------------------------------------------
16B. UNITED STATES OF AMERICA   BY    /s/ T.D. Sabbadini     (Signature of
                                    ------------------------
     Contracting Officer)
16C. DATE SIGNED      2/16/88
                    -----------


                                     R&M-1

                                                                N62474-79-C-5382
                                                             Modification P00014
                                                                     Page 2 of 2
--------------------------------------------------------------------------------

BLOCK 14.  DESCRIPTION OF MODIFICATION
--------------------------------------

The following is hereby obligated to provide additional funding for reimbursement on the subject contract to cover the cost of Naval Weapons Center Southern California Edison electric bill at the contractor's reduced price:

  AA  17X4912  3733  000  77777  0  060530  2F  215IN79C5382  $5,000,000.00
     RCP#  N6053087RC26255







--------------------------------------------------------------------------------

Writer:  K. Szymkowicz, Code 0224H, Telephone 415-742-7810
Typist:  M.D. Weil, Code 0224S, Wang 2667T, Pages 2

--------------------------------------------------------------------------------

DISTRIBUTION AFTER SIGNATURE:
Contract Division (02) Official Contract File:  Signed Original & 3 copies
Contractor:  Duplicate Original
NWC China Lake:  4 copies + 1 copy to ROIC China Lake
Workload Analysis (09A2B.10):  1 copy
Contract Reports (0231PA):  1 copy
Management Analyst (0224D):  1 copy
Engineer-in-Charge (1135CK):  1 copy

--------------------------------------------------------------------------------


                                     R&M-2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT             Page 1 of 2 Pages
1.   CONTRACT ID CODE _______________
2.   AMENDMENT/MODIFICATION NO.      P00015
                                    --------
3.   EFFECTIVE DATE
                       -------------
4.   REQUISITION/PURCHASE REQ. NO. ______________
5.   PROJECT NO. (if applicable) ________________
6.   ISSUED BY       Code           N62474
                                   --------
        Western Division
        Naval Facilities Engineering Command
        P.O. Box 727
        San Bruno, California  94066-0720
7.   ADMINISTERED BY (if other than Item 6)     Code ___________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) CALIFORNIA ENERGY COMPANY, INC. AND
        CAITHNESS GEOTHERMAL 1980 LTD.
        A JOINT VENTURE
        333 Mendocino Avenue, Suite 100
        Santa Rosa, California  95401
Code ____________         Facility Code _____________
9.   ___AMENDMENT OF SOLICITATION NO._________
     DATED (See Item 11)___________
10.    X   MODIFICATION OF CONTRACT/ORDER NO.   N62474-79-C-5382
      ---                                      ------------------
     DATED (See Item 13)   79 Dec 06
                          -----------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     ___ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
          ____ is extended,          _____ is not extended.
     Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
     (a) By completing Items 8 and 15, and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12.  ACCOUNTING AND APPROPRIATION DATA (If required)________________
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     A. ___ This Change Order is issued pursuant to: (Specify authority) The changes set forth in Item 14 are made in the Contract Order No. in Item 10A ______________________________________________
     B.  X  The above numbered contract/order is modified to reflect the
        ---
        administrative changes (such as changes in paying office, appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR 43.103(b).
     C. ___ This Supplemental Agreement is entered into pursuant to authority of _______________
     D. ___ Other (Specify type of modification and authority)
E.   IMPORTANT:  Contractor  X  is not, ____ is required to sign this document
                            ---
     and return _____ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

        GEOTHERMAL POWER DEVELOPMENT AT THE NAVAL WEAPONS CENTER, CHINA LAKE, CALIFORNIA
             Description of this Modification begins on Page 2.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (Type or print)  __________________________
15B. CONTRACTOR/OFFEROR ______________________ (Signature of person authorized to sign)
15C. DATE SIGNED  ______________
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                            T.D. Sabbadini, Director, Service Contracts Division
                            ----------------------------------------------------
16B. UNITED STATES OF AMERICA   BY    /s/ T.D. Sabbadini     (Signature of
                                    ------------------------
     Contracting Officer)
16C. DATE SIGNED      7/22/88
                    -----------


                                     R&M-1

                                                                N62474-79-C-5382
                                                                          P00015
                                                                     Page 2 of 2



BLOCK 14. DESCRIPTION OF MODIFICATION
-------------------------------------

This administrative modification hereby changes the contractor's address from:

  CALIFORNIA ENERGY COMPANY, INC., AND
  CAITHNESS GEOTHERMAL, 1980 LTD.
  A JOINT VENTURE
  333 MENDOCINO AVENUE, SUITE 100
  SANTA ROSA, CALIFORNIA  95401

to:

  CALIFORNIA ENERGY COMPANY, INC., AND
  CAITHNESS GEOTHERMAL, 1980, LTD.
  A JOINT VENTURE
  601 CALIFORNIA STREET
  SAN FRANCISCO, CALIFORNIA  94108



DISTRIBUTION AFTER SIGNATURE:
Contracts Department (02) Official Contract File:  Signed Original & 3 copies
Contractor:  Duplicate Original
NWC China Lake:  4 copies & 1 copy to ROIC China Lake
Workload Analysis (09A2B.10):  1 copy
Contract Reports (0231PA):  1 copy
Management Analyst (0224D):  1 copy
Engineer-in-Charge (1135CK):  1 copy



1217f


                                     R&M-2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT             Page 1 of 2 Pages
1.  CONTRACT ID CODE_______________
2.  AMENDMENT/MODIFICATION NO.      P00016
                                    -------
3.  EFFECTIVE DATE    See Blk 16C
                      -----------
4.  REQUISITION/PURCHASE REQ. NO.____________
5.  PROJECT NO. (if applicable)________________
6.  ISSUED BY             Code    N62474
                                  -------
        Officer in Charge
        Western Division (Code 0222)
        Naval Facilities Engineering Command
        P.O. Box 727
        San Bruno, California  94066-0720
7.  ADMINISTERED BY (if other than Item 6)     Code _________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) CALIFORNIA ENERGY COMPANY, INC. AND
        CAITHNESS GEOTHERMAL 1980 LTD.
        A JOINT VENTURE
        601 California Street
        San Francisco, California  45108
Code _____________            Facility Code  ____________
9.   ____     AMENDMENT OF SOLICITATION NO. _______________
     DATED (See Item 11) _______________
10.   X   MODIFICATION OF CONTRACT/ORDER NO.   N62474-79-C-5382
     ---                                       ------------------
     DATED (See Item 13)   79 DEC 06
                          ------------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     _____  The above numbered solicitation is amended as set forth in
     Item 14.  The hour and date specified for receipt of Offers
     ______ is extended,       ______ is not extended.
     Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
     (a) By completing Items 8 and 15, and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12.  ACCOUNTING AND APPROPRIATION DATA (If required) See Page 2.
                                                    -----------
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     A. ____ This Change Order is issued pursuant to: (Specify authority) The changes set forth in Item 14 are made in the Contract Order No. in
             Item 10A _________________________
     B.  X   The above numbered contract/order is modified to reflect the
        ----
             administrative changes (such as changes in paying office,
             appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR 43.103(b).
     C. ____ This Supplemental Agreement is entered into pursuant to authority of_________________________
     D. ____ Other (Specify type of modification and authority)
E.  IMPORTANT:  Contractor     X   is not, ____ is required to sign this
                              ---
    document and return _______ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

     GEOTHERMAL POWER DEVELOPMENT AT THE NAVAL WEAPONS CENTER, CHINA LAKE,
       CALIFORNIA Description of this Modification begins on Page 2.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) _______________________________
15B. CONTRACTOR/OFFEROR _________________________ (Signature of person authorized to sign)
15C. DATE SIGNED  _____________
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) T.D. Sabbadini, Director, Service Contracts Branch
                                                           -------------------------------------------------
16B. UNITED STATES OF AMERICA, BY /s/ T.D. Sabbadini   (Signature of Contracting Officer)
                                  --------------------
16C. DATE SIGNED    2/2/89
                   --------

                                     R&M-1

                              N62474-79-C-5382
                              Modification P00016
                              Page 2 of 2

BLOCK 14.  DESCRIPTION OF MODIFICATION
--------------------------------------

The following is hereby obligated to provide additional funding for reimbursement on the subject contract to cover the cost of Naval Weapons Center Southern California Edison electric bill at the contractor's reduced price.

AA    17X4912   3733   000   77777   0    060530    2F 2151N79C5382   $5,000,000

RCP# N50530 87RC26255

Writer:  J. Cross, Code 0222E, Telephone 415-742-7810
Typist:  S. Ciriales, Code 0222S, Wang # #1642f, Pages 8 & 9

DISTRIBUTION AFTER SIGNATURE:
Contract Division (02) Official Contract File:  Signed Original & 3 copies
Contractor:  Duplicate Original
NYC China Lake:  4 copies
ROIC China Lake:  1 copy
Fiscal (01311):   4 copies
Acquisition Analysis (09A2B.10):  1 copy
Program Coordinator (0932):  1 copy
Engineer-in-Charge (1644CK):  1 copy
Contract Reports (0231PA):  1 copy
0222 Secretary (0222S):    1 copy

                                     R&M-2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT             Page 1 of 2 Pages
1.   CONTRACT ID CODE _______________
2.   AMENDMENT/MODIFICATION NO.      P00017
                                    --------
3.   EFFECTIVE DATE      See Blk 16C
                       ---------------
4.   REQUISITION/PURCHASE REQ. NO. ______________
5.   PROJECT NO. (if applicable) ________________
6.   ISSUED BY       Code           N62474
                                   --------
        Officer in Charge
        Western Division (Code 0222)
        Naval Facilities Engineering Command
        P.O. Box 727
        San Bruno, California  94066-0720
7.   ADMINISTERED BY (if other than Item 6)     Code ___________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) CALIFORNIA ENERGY COMPANY, INC. AND
        CAITHNESS GEOTHERMAL 1980 LTD.
        A JOINT VENTURE
        601 California Street
        San Francisco, California 94108
Code ____________         Facility Code _____________
9.   ____AMENDMENT OF SOLICITATION NO._______
     DATED (See Item 11)__________
10.    X   MODIFICATION OF CONTRACT/ORDER NO.   N62474-79-C-5382
      ---                                      ------------------
     DATED (See Item 13)   79 DEC 06
                          -----------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     ___ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
     ________ is extended,        _______ is not extended.
     Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
     (a) By completing Items 8 and 15, and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (If required)        N/A
                                                      ---------------
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     A. ___ This Change Order is issued pursuant to: (Specify authority) The changes set forth in Item 14 are made in the Contract Order No. in
            Item 10A ______________________________________________
     B. ___ The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR 43.103(b).
     C.  X  This Supplemental Agreement is entered into pursuant to authority
        ---
            of:__________________
     D. ___ Other (Specify type of modification and authority)
E.   IMPORTANT:  Contractor ____ is not,  X  is required to sign this document
                                         ---
     and return  orig. +2   copies to the issuing office.
                ----------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

        GEOTHERMAL POWER DEVELOPMENT AT THE NAVAL WEAPONS CENTER (NWC), CHINA LAKE, CALIFORNIA
           Description of this Modification begins on Page 2.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (Type or print)
                           Robert D. Tibbs, Executive Vice President, Resource
                           ---------------------------------------------------
15B. CONTRACTOR/OFFEROR   /s/ Robert D. Tibbs    (Signature of person
                        -----------------------
     authorized to sign)
15C. DATE SIGNED      2/17/89
                    ------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
         T.D. Sabbadini, Director, Service Contracts Branch
16B. UNITED STATES OF AMERICA   BY    /s/ Robert D. Tibbs    (Signature of
                                    ------------------------
     Contracting Officer)
16C. DATE SIGNED      3/1/89
                    ----------


                                     R&M-1

                                                                N62474-79-C-5382
                                                             Modification P00017
                                                                     Page 2 of 3

--------------------------------------------------------------------------------

BLOCK 14.  DESCRIPTION OF MODIFICATION
--------------------------------------

Item #8 of Modification P00008 to the Contract, executed on February 13, 1986, described an interconnection point with a commercial utility which shall be located on NWC China Lake property. The purpose of this modification will be to provide a legal description and map for the proposed location of the aforesaid interconnection point, which may be referred to as "Southern California Edison
(SCE) substation site." In addition, the SCE substation site will be located within the coordinates established by the following legal description;


                               LEGAL DESCRIPTION

  That certain real property lying within the Southeast quarter of Section 20, Township 26 South, Range 39 East, Mount Diablo Meridian in the County of Kern, State of California, described as follows:

  BEGINNING at a point in the Northerly line of Parcel 2 of that certain Record of Survey filed in Book 9, page 147 of Records of Survey, in the office of the County Recorder of said county, said point bearing North 89(degrees) 34' 05" West, 385.23 feet measured along said Northerly line from the Northeast corner of said Parcel 2, said point also bears South 89(degrees) 34' 05" East, 368.57 feet measured along the said Northerly line from the Northwest corner of said Parcel 2; thence North 0(degrees) 25' 55" East, 90.00 feet; thence North 89(degrees) 34' 05" West, 80.00 feet; thence South 0(degrees) 25' 55" West,
90.00 feet to a point in said Northerly line of Parcel 2; thence Easterly 80.00 feet measured along said Northerly line of Parcel 2 to the Point of Beginning.

  A map of the SCE substation site is shown on page 3 of this modification and depicts the aforementioned legal description.


                                     R&M-2

                                                                N62474-79-C-5382
                                                              Modification P0001
                                                                     Page 3 of 3

                                    [Chart]


                                     R&M-3

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT             Page 1 of 2 Pages
1.   CONTRACT ID CODE _______________
2.   AMENDMENT/MODIFICATION NO.      P00019
                                    --------
3.   EFFECTIVE DATE     See Block 14
                       ---------------
4.   REQUISITION/PURCHASE REQ. NO. ______________
5.   PROJECT NO. (if applicable) ________________
6.   ISSUED BY       Code           N62474
                                   --------
        Engineering Field Activity, West
        Naval Facilities Engineering Command
        900 Commodore Drive
        San Bruno, California  94066-5006
7.   ADMINISTERED BY (if other than Item 6)     Code ___________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) California Energy Company, Inc. and
        302 South 36 Street, Suite 400
        Omaha, Nebraska 68131
Code ____________         Facility Code _____________
9.   AMENDMENT OF SOLICITATION NO. ________________
     DATED (See Item 11)
10.    X   MODIFICATION OF CONTRACT/ORDER NO.   N62474-79-C-5382
      ---                                      ------------------
     DATED (See Item 13)   06 Dec 79
                          ------------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     ___ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
     ________ is extended,        _______ is not extended.
     Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

     (a) By completing Items 8 and 15, and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (If required)    N/A
                                                      ---------------------
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     A. ___ This Change Order is issued pursuant to: (Specify authority) The changes set forth in Item 14 are made in the Contract Order No. in Item 10A ______________________________________________
     B.     The above numbered contract/order is modified to reflect the
        ---
        administrative changes (such as changes in paying office, appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR 43.103(b).
     C. ___ This Supplemental Agreement is entered into pursuant to authority of: ______________________________
     D.  X  Other (Specify type of modification and authority)  FAR 42.12
        ---                                                    -------------
        Novation and Change of Name Agreements
        -----------------------------------------------
E.   IMPORTANT:  Contractor  X  is not,     is required to sign this document
                            ---         ---
     and return       copies to the issuing office.
                -----
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

        GEOTHERMAL POWER DEVELOPMENT AT THE NAVAL WEAPONS CENTER, CHINA LAKE, CALIFORNIA
           DESCRIPTION OF THIS MODIFICATION BEGINS ON PAGE 2.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (Type or print)  ____________________________
15B. CONTRACTOR/OFFEROR                          (Signature of person
                        -----------------------
     authorized to sign)
15C. DATE SIGNED
                    ------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                    Catherine B. Morris, Head, Environmental Service Contracts
                    -----------------------------------------------------------
16B. UNITED STATES OF AMERICA   BY    /s/ Catherine Morris   (Signature of
                                    ---------------------------
     Contracting Officer)
16C. DATE SIGNED      1 Aug 95
                    -------------


                                     R&M-1

                                                                N62474-79-C-5382
                                                            Modification P000019
                                                                     Page 2 of 3


Block 14.  DESCRIPTION OF MODIFICATION
--------------------------------------

1. By this modification the Government recognizes the following transfers, in accordance with the terms and conditions of the "Novation Agreement Under Contract N62474-79-C-5382 Concerning Navy II Lands Assignment of Contractual Rights and Obligations From China Lake Joint Venture to Coso Energy Developers and From Coso Energy Developers to Coso Power Developers (Navy II Project Novation Agreement)" executed 16 December 1992, a copy of which is attached hereto and incorporated herein, of the rights, interests, and obligations under the contract pertaining to the Navy II lands:

  a. Effective 30 December 1988, from China Lake Joint Venture (CLJV) to Coso Energy Developers (CED), a single purpose California general partnership.

  b. Effective 31 July 1989, from CED to Coso Power Developers (CPD), a single purpose California general partnership.

2. By this modification the Government also recognizes, in accordance with the terms and conditions of the "Consent Under Contract N62474-79-C-5382 Concerning the Navy II Project Assignment of Contractual Rights and Obligations From Coso Power Developers to Bank of America" executed 13 October 1992 and effective 16 December 1992, a copy of which is attached hereto and incorporated herein, the assignment by CPD to Lender (Bank of America National Trust and Savings Association not in its individual capacity, but solely as trustee pursuant to a Trust Indenture between Bank of America NT&SA and Coso Funding Corporation) as security interest all of CPD's right, title, and interest in the Contract.

3. Notices from the Navy concerning the rights, interests or obligations of the parties with respect to the Navy II lands and the Navy II project and the contract will be sent to:

  China Lake Joint Venture
  c/o California Energy Company, Inc.
  10831 Old Mill Road
  Omaha, Nebraska  68154

  Coso Power Developers
  c/o Coso Technology Corporation
  10831 Old Mill Road
  Omaha, Nebraska  68154

                                                                N62474-79-C-5382
                                                            Modification P000019
                                                                     Page 3 of 3


  Bank of America National Trust and
     Savings Association
  Attn: Corporate Trust
  One Embarcadero Center
  20th Floor
  San Francisco, CA  94111

4.  All other terms and conditions of the contract remain unchanged.


                                     R&M-3

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT             Page 1 of 2 Pages
1.   CONTRACT ID CODE _______________
2.   AMENDMENT/MODIFICATION NO.      P00020
                                    --------
3.   EFFECTIVE DATE      See Block 14
                       ----------------
4.   REQUISITION/PURCHASE REQ. NO. ______________
5.   PROJECT NO. (if applicable) ________________
6.   ISSUED BY       Code           N62474
                                   --------
        Engineering Field Activity West
        Naval Facilities Engineering Command
        900 Commodore Drive
        San Bruno, California  94066-5006
7.   ADMINISTERED BY (if other than Item 6)     Code ___________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) California Energy Company
        302 South 36 Street, Suite 400
        Omaha, NE 68131
Code ____________         Facility Code _____________
9.   ___ AMENDMENT OF SOLICITATION NO. ________________
     DATED (See Item 11) ____________________
10.    X   MODIFICATION OF CONTRACT/ORDER NO.   N62474-79-C-5382
      ---                                      ------------------
     DATED (See Item 13)   06 Dec 79
                          ------------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     ___ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
     ________ is extended,        _______ is not extended.
     Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
     (a) By completing Items 8 and 15, and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (If required)    N/A
                                                      ---------------------
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     A. ___ This Change Order is issued pursuant to: (Specify authority) The changes set forth in Item 14 are made in the Contract Order No. in Item 10A ______________________________________________
     B.     The above numbered contract/order is modified to reflect the
        ---
        administrative changes (such as changes in paying office, appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR 43.103(b).
     C. ___ This Supplemental Agreement is entered into pursuant to authority of: ______________________________
     D.  XX  Other (Specify type of modification and authority)  FAR 42.12
        ----                                                    -------------
        Novation and Change of Name Agreements
        -----------------------------------------------
E.   IMPORTANT:  Contractor  XX  is not,     is required to sign this document
                            ----         ---
     and return       copies to the issuing office.
                -----
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

     Subj: GEOTHERMAL POWER DEVELOPMENT AT THE NAVAL AIR WEAPONS STATION, CHINA LAKE, CALIFORNIA
           DESCRIPTION OF THIS MODIFICATION BEGINS ON PAGE 2.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (Type or print)  ____________________________
15B. CONTRACTOR/OFFEROR                          (Signature of person
                        -----------------------
     authorized to sign)
15C. DATE SIGNED
                    ------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                      Catherine B. Morris, Head, Environmental Service Contracts
                      ----------------------------------------------------------
16B. UNITED STATES OF AMERICA   BY    /s/ Catherine B. Morris   (Signature of
                                    ---------------------------
     Contracting Officer)
16C. DATE SIGNED      1 Aug '95
                    -------------


                                     R&M-1

                                                                N62474-79-C-5382
                                                            Modification P000020
                                                                     Page 2 of 2
BLOCK 14.  DESCRIPTION OF MODIFICATION
--------------------------------------

By this modification the Government acknowledges, and incorporates into the contract its previously executed and delivered consent to the assignment by China Lake Joint Venture and Atkinson-Mitsubishi Joint Venture to Coso Finance Partners of certain contract rights and interests pertaining to the "Initial Plant," "Initial Project" "Initial Project Area," and the "Initial Project Rights," hereafter known as Navy I, Units I-1, I-2, and I-3, in accordance with the terms and conditions of the following Consents to Assignment and Amendments thereof, copies of which are attached hereto and incorporated herein:

  1. Consent to Assignment by U.S. Navy executed on 10 July 1987
  2. Amendment to Consent to Assignment by U.S. Navy executed on 15 July 1988
  3. Amendment to Consent to Assignments by U.S. Navy executed on 1 November
     1988
  4. Second Amendment to Consent to Assignments by U.S. Navy executed 13 October 1992
  5. Third Amendment to Consent to Assignments by U.S. Navy executed 13 October 1992

Addresses

  For Borrower
  ------------
     c/o California Energy Company, Inc.
     10831 Old Mill Road
     Omaha, Nebraska 68154

  For Lender
  ----------
     Bank of America National Trust
       and Savings Association
     One Embarcadero Center
     20th Floor
     San Francisco, CA 94111
     Attn:  Corporate Trust


                                     R&M-2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT             Page 1 of 2 Pages
1.   CONTRACT ID CODE _______________
2.   AMENDMENT/MODIFICATION NO.      P00021
                                    --------
3.   EFFECTIVE DATE    See Block 16C
                      ---------------
4.   REQUISITION/PURCHASE REQ. NO. ______________
5.   PROJECT NO. (if applicable) ________________
6.   ISSUED BY       Code           N62474
                                   --------
        Officer in Charge
        Western Division (Code 0222)
        Naval Facilities Engineering Command
        P.O. Box 727
        San Bruno, CA  94066-0720
7.   ADMINISTERED BY (if other than Item 6)     Code ___________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) China Lake Joint Venture (CLJV), Coso Finance Partners
        (CFP), and Coso Energy Developers (CED)
        c/o California Energy Co., Inc. (CECI)
        601 California Street
        San Francisco, CA 94108
Code ____________         Facility Code _____________
9.   ___ AMENDMENT OF SOLICITATION NO. ________________
     DATED (See Item 11) _____________
10.    X   MODIFICATION OF CONTRACT/ORDER NO.   N624/4-79-C-5382
      ---                                      ------------------
     DATED (See Item 13)   06 Dec 79
                          ------------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     ___ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
     ________ is extended,        _______ is not extended.
     Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
     (a) By completing Items 8 and 15, and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12.  ACCOUNTING AND APPROPRIATION DATA (If required)        See Page 2
                                                      ---------------------
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     A. ___ This Change Order is issued pursuant to: (Specify authority) The changes set forth in Item 14 are made in the Contract Order No. in
            Item 10A. ______________________________________________
     B.  X  The above numbered contract/order is modified to reflect the
        ---
            administrative changes (such as changes in paying office, appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR 43.103(b).
     C. ___ This Supplemental Agreement is entered into pursuant to authority of: ---------------
     D. ___ Other (Specify type of modification and authority)
E.   IMPORTANT:  Contractor  X  is not,     is required to sign this document
                            ---         ---
     and return       copies to the issuing office.
                -----
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

     GEOTHERMAL POWER DEVELOPMENT AT THE NAVAL WEAPONS CENTER (NWC), CHINA LAKE, CALIFORNIA
           Description of this modification begins on Page 2.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (Type or print)
15B. CONTRACTOR/OFFEROR                          (Signature of person
                        -----------------------
     authorized to sign)
15C. DATE SIGNED
                    ------------------

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)      Elaine D. Leder, Head, South Service
                                                                -------------------------------------
                                                                Contracts Branch
                                                                -------------------------------------
16B. UNITED STATES OF AMERICA   BY    /s/ Elaine D. Leder     (Signature of Contracting Officer)
                                    ------------------------

16C. DATE SIGNED      9/19/89
                    -----------


                                     R&M-1

                              N62474-79-C-5382
                              Modification P00021
                              Page 2 of 2

BLOCK 14. DESCRIPTION OF MODIFICATION
-------------------------------------

The following is hereby obligated to provide additional funding for reimbursement on the subject contract to cover the cost of Naval Weapons Center Southern California Edison electric bill at the contractor's reduced price:

  AA 17X4912  3733  000  77777    0  060530    2F  2151N79C5382  $5,000,000.00

  RCP# N6053087RC26255








Writer:  J. Cross Code 0222E, Telephone 415-742-7810

DISTRIBUTION AFTER SIGNATURE:
Contract Division (02) Official Contract File:  Signed Original & 3 copies
Contractor:  Duplicate Original
NWC China Lake  4 copies & 1 copy to ROIC China Lake
Workload Analysis (09A2B.10):  1 copy
Contract Reports (0231PA):  1 copy
Engineer-in-Charge (1644CK):  1 copy
Fiscal (01311):     4 copies

WPC 1218f


                                     R&M-2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT             Page 1 of 2 Pages
1.   CONTRACT ID CODE      J
                      --------------
2.   AMENDMENT/MODIFICATION NO.     P00022
                                    ------
3.   EFFECTIVE DATE   SEE BLOCK #16
                   -------------------
4.   REQUISITION/PURCHASE REQ. NO. _____________
5.   PROJECT NO. (if applicable) ____________________
6.   ISSUED BY             Code   N62474
                                  ------
          Officer in Charge
          Western Division (Code 0221)
          Naval Facilities Engineering Command
          P.O. Box 727
          San Bruno, California  94066-0720
7.   ADMINISTERED BY (if other than Item 6)     Code ____________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) CALIFORNIA ENERGY COMPANY, INC. &
          CAITHNESS GEOTHERMAL 1980 LTD.
          A JOINT VENTURE
          601 California Street
          San Francisco, California  94108
Code      ________ Facility Code ________
9.   ______  AMENDMENT OF SOLICITATION NO. _________________
     DATED (See Item 11) ________________
10.   X     MODIFICATION OF CONTRACT/ORDER NO.   N62474-79-C-5382
     ---                                        ------------------
     DATED (See Item 13)   06Dec79
                         ---------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     _______  The above numbered solicitation is amended as set forth in Item
     14. The hour and date specified for receipt of Offers
         _______   is extended,       _______   is not extended.
     Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
     (a) By completing Items 8 and 15, and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (If required)  N/A
                                                      ---
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     A.____ This Change Order is issued pursuant to: (Specify authority) The changes set forth in Item 14 are made in the Contract Order No. in
            Item 10A _______________________
     B. X   The above numbered contract/order is modified to reflect the
       ----
            administrative changes (such as changes in paying office,
            appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR 43.103(b).
     C.____ This Supplemental Agreement is entered into pursuant to authority of
     _______________________
     D.____ Other (Specify type of modification and authority)
E.   IMPORTANT:  Contractor   X   is not,      is required to sign this document
                             ---          ----
     and return ________ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

     SUBJECT: GEOTHERMAL POWER DEVELOPMENT AT THE NAVAL WEAPONS CENTER, CHINA LAKE, CALIFORNIA
     Revenue checks made by the Contractor to the Government shall show the payee to be "U.S. Treasury" with no mailing address on the face of the check. These checks shall be mailed to:
          Resident Officer in Charge of Geothermal Development
             Naval Weapons Center
             China Lake, California  93555

     The contract price and completion time remain unchanged.          DUPLICATE        ORIGINAL
                                                                                 ---------------------

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)
15B. CONTRACTOR/OFFEROR_________________(Signature of person authorized to sign)

                                     R&M-1

15C. DATE SIGNED _____________________

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)        Robert M. Griffin, Jr., Contracting Officer
                                                                  -------------------------------------------
                                                                  Director, Services/Environmental Contracts
                                                                  ------------------------------------------
                                                                  Div.
                                                                  ----

16B. UNITED STATES OF AMERICA     By      /s/ Robert M. Griffin      (Signature of Contracting Officer)
                                     --------------------------------
16C. DATE SIGNED         8/15/80
                 --------------------

                                     R&M-2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACTPage 1 of 1 Pages
1.   CONTRACT ID CODE      J
                     -----------
2.   AMENDMENT/MODIFICATION NO.      P00023
                                     ------
3.   EFFECTIVE DATE        SEE BLOCK #16
                    ------------------------------
4.   REQUISITION/PURCHASE REQ. NO.
5.   PROJECT NO. (if applicable)
6.   ISSUED BY             Code    N62474
               ___________         ------
        Officer in Charge
        Western Division (Code 0221)
        Naval Facilities Engineering Command
        P.O. Box 727
        San Bruno, California  94066-0720
7.   ADMINISTERED BY (if other than Item 6)     Code ___________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) CALIFORNIA ENERGY COMPANY, INC. &
        CAITHNESS GEOTHERMAL 1980 LTD.
        A JOINT VENTURE
        601 California Street
        San Francisco, California  94108
Code    _______  Facility Code  ______________
9.  ___ AMENDMENT OF SOLICITATION NO.
     DATED (See Item 11) ______________
10.     X     MODIFICATION OF CONTRACT/ORDER NO.   N62474-79-C-5382
      ----                                       ------------------
     DATED (See Item 13)   06Dec79
                         ---------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     ____ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
             ______ is extended,       ______ is not extended.
     Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
     (a) By completing Items 8 and 15, and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12.  ACCOUNTING AND APPROPRIATION DATA (If required)
       AA  17X4912.3733 000 77777 0 60530 2F 2151N79C5382 RCP #N6053087RC26255
     $10,000,000.00
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     A.____ This Change Order is issued pursuant to: (Specify authority) The changes set forth in Item 14 are made in the Contract Order No. in
            Item 10A
     B. X   The above numbered contract/order is modified to reflect the
       ----
            administrative changes (such as changes in paying office,
            appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR 43.103(b).
     C.____ This Supplemental Agreement is entered into pursuant to authority of D.____ Other (Specify type of modification and authority)
E.   IMPORTANT:  Contractor    X   is not,     is required to sign this document
                              ---         ----
     and return _____ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

     SUBJECT: GEOTHERMAL POWER DEVELOPMENT AT THE NAVAL WEAPONS CENTER, CHINA LAKE, CALIFORNIA.
     This modification is to provide additional funding for reimbursement on the subject contract to cover the cost of Naval Weapons Center Southern California Edison electric bill at the Contractor's reduced price.
     Contract term remains unchanged.          DUPLICATE _____________

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)
15B. CONTRACTOR/OFFEROR __________________________ (Signature of person authorized to sign)
15C. DATE SIGNED ______________________

                                     R&M-1

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Robert M. Griffin,
                                                           ------------------
     Jr., Contracting Officer Director, Services/Environmental Contracts Div.
     ------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA By /s/ Robert M. Griffin (Signature of Contracting
                                -----------------------
     Officer)
16C. DATE SIGNED     8/15/90
                   -----------

                                     R&M-2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT         Page 1 of 1 Pages
1.   CONTRACT ID CODE          J
                      ------------------
2.   AMENDMENT/MODIFICATION NO.      P00024
                                    --------
3.   EFFECTIVE DATE      SEE BLOCK 16C
                       -----------------
4.   REQUISITION/PURCHASE REQ. NO. ______________
5.   PROJECT NO. (if applicable) ________________
6.   ISSUED BY       Code           N62474
                                   --------
        Western Division
        Naval Facilities Engineering Command
        900 Commodore Drive
        San Bruno, California  94066-2402
7.   ADMINISTERED BY (if other than Item 6)     Code ___________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) CALIFORNIA ENERGY COMPANY, INC. AND
        CAITHNESS GEOTHERMAL 1980 LTD.
        A JOINT VENTURE
        P.O. Box 1420
        Inyokern, CA  93527
Code ____________         Facility Code _____________
9.   ____ AMENDMENT OF SOLICITATION NO.________
     DATED (See Item 11)
10.  ____MODIFICATION OF CONTRACT/ORDER NO.   N62474-79-C-5382
     DATED (See Item 13) ____________
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     ___ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
     ________ is extended,        _______ is not extended.
     Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

     (a) By completing Items 8 and 15, and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (If required)  AA  17X4912.3733  000 77777  0  60530  2F
                                                      -----------------------------------------
                                                      2151N79C5382  RCP  #N6053087RC26255
                                                      -----------------------------------------
                                                      $40,000,000.00
                                                      ---------------

13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     A. ___ This Change Order is issued pursuant to: (Specify authority) The changes set forth in Item 14 are made in the Contract Order No. in Item
        10A ______________________________________________
     B.  X  The above numbered contract/order is modified to reflect the
        ---
        administrative changes (such as changes in paying office, appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR
        43.103(b).
     C. ___ This Supplemental Agreement is entered into pursuant to authority of
     D. ___ Other (Specify type of modification and authority) _________________
E.   IMPORTANT:  Contractor   X  is not, ______ is required to sign this document
                             ---
     and return _______ copies to the issuing office.
14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

     a.  To reflect a change in activity designation, replace "Naval Weapons
     Center, China Lake" with "Naval Air Weapons Station, China Lake".

     b. Modify the contract to incorporate the accounting data in Block 12 in order to increase the contract funding by $10,000,000.00, to a new total of $40,000,000.00. The contract funding is available to reimburse, at the reduced contract price, the Contractor for the Contractor's payment of Southern California Edison's bill for electricity furnished to Naval Air
     Weapons Station, China Lake.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (Type or print)
15B. CONTRACTOR/OFFEROR _________________________________ (Signature of person authorized to sign)
15C. DATE SIGNED ______________



                                     R&M-1


16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)    Dennis McAuley, Head, Utilities Contracts
                                                              -----------------------------------------
                                                              Branch
                                                              ------
16B. UNITED STATES OF AMERICA   BY   /s/ Dennis McAuley      (Signature of Contracting Officer)
                                    ------------------------
16C. DATE SIGNED      24 Feb 92
                    -------------


                                     R&M-2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT             Page 1 of 2 Pages
1.   CONTRACT ID CODE _______________
2.   AMENDMENT/MODIFICATION NO.      P00025
                                    --------
3.   EFFECTIVE DATE     SEE BLOCK 16C
                       ---------------
4.   REQUISITION/PURCHASE REQ. NO. ______________
5.   PROJECT NO. (if applicable) ________________
6.   ISSUED BY       Code __________________
        Western Division (Code 0221)
        Naval Facilities Engineering Command
        900 Commodore Drive
        San Bruno, CA  94066-2402
7.   ADMINISTERED BY (if other than Item 6)     Code ___________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) California Energy Company, Inc. and
        Caithness Geothermal 1980 LTD.
        A Joint Venture
        10831 Old Mill Road
        Omaha, Nebraska  68154
Code ____________         Facility Code _____________
9.   ___  AMENDMENT OF SOLICITATION NO. __________________
     DATED (See Item 11) _______________
10.    X   MODIFICATION OF CONTRACT/ORDER NO.   N62474-79-C-5382
      ---                                      ------------------
     DATED (See Item 13)   06Dec79
                          -----------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     ___ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
     ________ is extended,        _______ is not extended.
     Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

     (a) By completing Items 8 and 15, and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (If required)        N/A
                                                      ---------------
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     A. ___ This Change Order is issued pursuant to: (Specify authority) The changes set forth in Item 14 are made in the Contract Order No. in Item 10A ______________________________________________
     B. ___ The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR 43.103(b).
     C.  X  This Supplemental Agreement is entered into pursuant to authority
        ---
        of: _______________________________________
     D. ___ Other (Specify type of modification and authority)
E.   IMPORTANT:  Contractor ____ is not,  X  is required to sign this document
                                         ---
     and return   2   copies to the issuing office.
                -----
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

     SUBJ: GEOTHERMAL POWER DEVELOPMENT AT THE NAVAL AIR WEAPONS STATION, CHINA LAKE, CALIFORNIA. (DESCRIPTION OF THIS MODIFICATION BEGINS ON
            PAGE 2)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (Type or print)
                                       John G. Sylvia, Chief Financial Officer
                                       -----------------------------------------
15B. CONTRACTOR/OFFEROR  /s/ John G. Sylvia    (Signature of person
                        ---------------------
     authorized to sign)
15C. DATE SIGNED      10/12/92
                    ------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                         Dennis J. McAuley, Contracting Officer
                                         --------------------------------------
16B. UNITED STATES OF AMERICA   BY    /s/ Dennis J. McAuley   (Signature of
                                    ------------------------
     Contracting Officer)
16C. DATE SIGNED      12 OCT 1992
                    ---------------


                                     R&M-1

                            Attached to and made a part
                            of Contract Modification
                            N62474-79-C-5382-P00025
                            Page 2 of 2

Effective 1 December 1992, delete Section IV.C.8 of modification P00008 in its entirety and replace it with the following:

8.  Consideration.
    -------------

    a. Contractor and the Government have determined that over the remaining term of the Contract the initial plant is projected to generate a total output in excess of the output Contractor is required to produce to satisfy its obligation for Naval Air Weapons Station, China Lake power. Use of the geothermal resource for production of such excess output is authorized by this Modification P00008.

    b. In consideration for such use of the resource as well as the other changes contained in this Modification P00008, the Contractor hereby obligates itself and promises to pay the Government the sum of $25,000,000 on or before 31 December 2009. That payment shall be secured by funds placed monthly by Contractor in escrow beginning two months after commercial operations of the Initial Plant have commenced. However, existence of the escrow does not relieve Contractor of the obligation to ensure that the Government receives a total of $25,000,000 as previously stated.

    c. The escrow shall be established with an institution insured by the Federal Deposit Insurance Corporation. Terms and conditions of the escrow agreement shall be subject to approval by the Government and shall be substantially the same as those in the attached draft agreement, Exhibit "A"; permitted investments for the escrow fund shall be only those listed in the attached Exhibit "A". The escrow agreement shall require the escrow agent to periodically provide the Government with statement showing escrow account activity and balance. Government shall have the right to audit the escrow account from time to time.

    d. Contractor shall deposit in escrow each month an amount of not less than $50,000. Without approval in advance by the Government, Contractor shall neither make withdrawals from, nor encumber, the escrow fund.

    f. A default pursuant to this Section IV.C.8 shall not affect the right of the Financing Parties to quiet enjoyment.


                                     R&M-2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT             Page 1 of 2 Pages
1.   CONTRACT ID CODE _______________
2.   AMENDMENT/MODIFICATION NO.      P00026
                                    --------
3.   EFFECTIVE DATE     SEE BLOCK 16C
                       ---------------
4.   REQUISITION/PURCHASE REQ. NO. ______________
5.   PROJECT NO. (if applicable) ________________
6.   ISSUED BY       Code
                                   --------
        Western Division (Code 0221)
        Naval Facilities Engineering Command
        900 Commodore Drive
        San Bruno, CA  94066-2402
7.   ADMINISTERED BY (if other than Item 6)     Code ___________
8.   NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

        Coso Finance Partners
        10831 Old Mill Road
        Omaha, Nebraska  68154
Code ____________         Facility Code _______
9.   ____ AMENDMENT OF SOLICITATION NO. __________
     DATED (See Item 11)
10.    X   MODIFICATION OF CONTRACT/ORDER NO.   N62474-79-C-5382
      ---                                      ------------------
     DATED (See Item 13)  06Dec79
                        -----------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     ___ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
     ________ is extended,        _______ is not extended.
     Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

     (a) By completing Items 8 and 15, and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (If required)        N/A
                                                      ---------------
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     A. ___ This Change Order is issued pursuant to: (Specify authority) The changes set forth in Item 14 are made in the Contract Order No. in
            Item 10A ______________________________________________
     B. ___ The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR 43.103(b).
     C.  X  This Supplemental Agreement is entered into pursuant to authority
        ---
            of: _________________
     D. ___ Other (Specify type of modification and authority) _________________
E.   IMPORTANT:  Contractor ____ is not,  X  is required to sign this document
                                         ---
     and return   2   copies to the issuing office.
                -----
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

     SUBJ: GEOTHERMAL POWER DEVELOPMENT AT THE NAVAL AIR WEAPONS STATION, CHINA LAKE, CALIFORNIA. (DESCRIPTION OF THIS MODIFICATION BEGINS ON
            PAGE 2).

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.


15A. NAME AND TITLE OF SIGNER  (Type or print)    S. McArthur, Vice President   12/16/92
                                               -------------------------------------------
15B. CONTRACTOR/OFFEROR /s/ S. McArthur (Signature of person authorized to sign)
                        ---------------
15C. DATE SIGNED      12/16/92
                    ----------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)    Dennis J. McAuley, Contracting Officer
                                                           ----------------------------------------------
16B. UNITED STATES OF AMERICA   BY    /s/ Dennis J. McAuley   (Signature of Contracting Officer)
                                    ------------------------
16C. DATE SIGNED      18 FEB 93
                    ------------

                                     R&M-1

                                                     Attached to and made a part
                                                        of Contract Modification
                                                         N62474-79-C-5382-P00026
                                                                     Page 2 of 2

1. Replace the first sentence of Modification N62474-79-C-5382-P00025 with the following:

       Effective 18 December 1992, delete Section IV.C.8 of modification P00008 in its entirety and replace it with the following:


2.  Change the name of the contractor for Navy I, Units 1, 2, and 3

      From:  California Energy Co., Inc. and
       Caithness Geothermal 1980 LTD.
       A Joint Venture
       10831 Old Mill Road
       Omaha, Nebraska  68154

      To: Coso Finance Partners
       10831 Old Mill Road
       Omaha, Nebraska  68154


                                     R&M-2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT             Page 1 of 1 Pages
1.   CONTRACT ID CODE
2.   AMENDMENT/MODIFICATION NO.         P00027
                                        ------
3.   EFFECTIVE DATE        SEE BLOCK 16C
                          --------------
4.   REQUISITION/PURCHASE REQ. NO.  _______________
5.   PROJECT NO. (if applicable)______________________
6.   ISSUED BY             Code      0221
                                   -------
        Commander
        Western Division
        Naval Facilities Engineering Command
        900 Commodore Drive
        San Bruno, California  94066-2402
7.   ADMINISTERED BY (if other than Item 6)     Code   _______________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) COSO FINANCE PARTNERS
        10831 Old Mill Road
        Omaha, Nebraska 68154
Code    ___________  Facility Code
9.   _____  AMENDMENT OF SOLICITATION NO.____________
     DATED (See Item 11)___________________
10.  ____    MODIFICATION OF CONTRACT/ORDER NO.   N62474-79-C-5382
                                                ------------------
     DATED (See Item 13)   06 Dec 79
                          -----------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     ____ The above numbered solicitation is amended as set forth in Item 14.
          The hour and date specified for receipt of Offers
          ______   is extended,       ______   is not extended.
     Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
     (a) By completing Items 8 and 15, and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (If required)  AA  97X4930  NH2F  000 77777  0  60530  2 F  2151N
                                                      --------------------------------------------------
                                                      RCP  #N60530-87RC26255  $10,000,000.00
                                                      --------------------------------------

13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     A.____ This Change Order is issued pursuant to: (Specify authority) The changes set forth in Item 14 are made in the Contract Order No. in
            Item 10A
     B. X   The above numbered contract/order is modified to reflect the
       ----
            administrative changes (such as changes in paying office,
            appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR 43.103(b).
     C.____ This Supplemental Agreement is entered into pursuant to authority of
            93-47-487 15-2
     D.____ Other (Specify type of modification and authority)
E.   IMPORTANT:  Contractor   X   is not, ___ is required to sign this document
                             ---
     and return ____ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

     a. Modify the contract to incorporate the accounting data in Block 12 in order to increase the contract funding by $10,000,000.00, to a new total of $50,000,000.00. The contract funding is available to reimburse, at the reduced contract price, the Contractor for the Contractor's payment of Southern California Edison's bill for electricity furnished to Naval Air Weapons Station, China Lake.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)
15B. CONTRACTOR/OFFEROR ________________(Signature of person authorized to sign) 15C. DATE SIGNED_____________________

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)  Catherine B. Morris, Head, Service Contacts
                                                            -------------------------------------------
                                                            Branch
                                                            ------

                                     R&M-1

16B. UNITED STATES OF AMERICA  By      /s/ Catherine B. Morris       (Signature of Contracting Officer)
                                 ------------------------------------

16C. DATE SIGNED     25 June 1993
                   --------------

                                     R&M-2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT             Page 1 of 1 Pages
1.   CONTRACT ID CODE
2.   AMENDMENT/MODIFICATION NO.        P00028
                                       ------
3.   EFFECTIVE DATE      SEE BLOCK 16C
                    ---------------------
4.   REQUISITION/PURCHASE REQ. NO.  _____________
5.   PROJECT NO. (if applicable)  ____________
6.   ISSUED BY             Code        0221
                                     -------
        Commander
        Western Division
        Naval Facilities Engineering Command
        900 Commodore Drive
        San Bruno, California  94066-2402
7.   ADMINISTERED BY (if other than Item 6)     Code _______________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) COSO FINANCE PARTNERS
        10831 Old Mill Road
        Omaha, Nebraska 68154
Code    ______________________  Facility Code  ________________
9.   ____ AMENDMENT OF SOLICITATION NO. ____________________
     DATED (See Item 11) _______________
10.  ____  MODIFICATION OF CONTRACT/ORDER NO.   N62474-79-C-5382
                                               ------------------
     DATED (See Item 13)   06 Dec 79
                          -----------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     ____ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
           ______   is extended,       ______   is not extended.
     Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
     (a) By completing Items 8 and 15, and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12.  ACCOUNTING AND APPROPRIATION DATA (If required)  _________________________
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     A._____ This Change Order is issued pursuant to: (Specify authority) The changes set forth in Item 14 are made in the Contract Order No. in
             Item 10A
     B.  X   The above numbered contract/order is modified to reflect the
       -----
             administrative changes (such as changes in paying office,
             appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR 43.103(b).
     C._____ This Supplemental Agreement is entered into pursuant to authority of 93-47-487 15-2
                --------------
     D._____ Other (Specify type of modification and authority)
E.   IMPORTANT:  Contractor    X   is not, ___ is required to sign this document
                              ---
     and return ____ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

     a. Contract Modification "P00025" to Contract N62474-79-C-5382 dated 25 June 1993 is corrected to read N62474-79-C-5382-P00027.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)
15B. CONTRACTOR/OFFEROR ________________(Signature of person authorized to sign) 15C. DATE SIGNED _________________
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Catherine B. Morris,
                                                           --------------------
                                                 Head, Service Contracts Branch
                                                 ------------------------------

                                     R&M-1

16B. UNITED STATES OF AMERICA BY /s/ Catherine Morris  (Signature of Contracting
                                ----------------------
     Officer)
16C. DATE SIGNED     28 June 1993
                   ----------------

                                     R&M-2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT             Page 1 of 3 Pages
1.   CONTRACT ID CODE _______________
2.   AMENDMENT/MODIFICATION NO.      P00029
                                    --------
3.   EFFECTIVE DATE      SEE BLOCK 16C
                       -----------------
4.   REQUISITION/PURCHASE REQ. NO. ______________
5.   PROJECT NO. (if applicable) ________________
6.   ISSUED BY       Code
                                   --------
        Commander (0221)
        Western Division
        Naval Facilities Engineering Command
        900 Commodore Drive
        San Bruno, CA 94066-2402
7.   ADMINISTERED BY (if other than Item 6)     Code ___________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) California Energy Company, Inc.
        10831 Old Mill Road
        Omaha, Nebraska  68154
Code ____________         Facility Code _____________
9.   AMENDMENT OF SOLICITATION NO.
     DATED (See Item 11)
10.    X   MODIFICATION OF CONTRACT/ORDER NO.   N62474-79-C-5382
      ---                                      ------------------
     DATED (See Item 13)   06 Dec 79
                          ------------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     ___ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
     ________ is extended,        _______ is not extended.
     Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

     (a) By completing Items 8 and 15, and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (If required)    Not Applicable
                                                      ------------------
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     A. ___ This Change Order is issued pursuant to: (Specify authority) The changes set forth in Item 14 are made in the Contract Order No. in Item 10A ______________________________________________
     B. ___ The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR 43.103(b).
     C. ___ This Supplemental Agreement is entered into pursuant to authority of
     D. ___ Other (Specify type of modification and authority) _________________
E.   IMPORTANT:  Contractor ____ is not,  XX  is required to sign this document
                                         ----
     and return  two   copies to the issuing office.
                -----
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

        GEOTHERMAL POWER DEVELOPMENT AT THE NAVAL WEAPONS CENTER, CHINA LAKE, CALIFORNIA
           (Description of this Modification on Page 2)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (Type or print)
                                       Thomas R. Mason, Sr. V.P.
                                       -----------------------------------------
15B. CONTRACTOR/OFFEROR   /s/ Thomas R. Mason Sr. V.P.   (Signature of person
                        -------------------------------
     authorized to sign)
15C. DATE SIGNED      9/26/94
                    ------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                 Catherine B. Morris, Head Service Contracts Br.
                                 -----------------------------------------------
16B. UNITED STATES OF AMERICA   BY    /s/ Catherine B. Morris    (Signature of
                                    ------------------------
     Contracting Officer)
16C. DATE SIGNED      4 OCT 94
                    ------------


                                     R&M-1

                                         ATTACHED TO AND MADE A PART OF CONTRACT
                                            MODIFICATION N62474-79-C-5382-P00029

The Navy herein consents to the exchange and transfer of steam between the Navy I and Navy II facilities located at Coso subject to the following conditions:

  1. Transfers will be of steam for production purposes of generating electric power. Transfers of brine and/or condensate may be either for flashing to power-generating steam, for injection, or for prevention of scale.

  2. All transfers shall be strictly monitored by the Navy and California Energy Company, Inc. (CECI) by means of continuous flow gauging and recording of flow through the gauge(s). Such gauging shall be by means of mutually-agreed upon devices which shall be calibrated and certified prior to installation and operation. Each gauge shall be re-calibrated at least once a year by using a mutually-agreed-upon technique. The Navy may require that this re-calibration be performed by an independent third-party, to be approved by the Navy.

  3. Gauging points for particular pipeline(s) to be used for steam, brine, and/or condensate transfer between Navy I and Navy II producing areas shall be agreed upon by the Navy and CECI in advance of installation and operation of such pipeline(s). Flow at the gauging points shall be recorded daily in units of pounds of mass and shall be reported to the Navy on a weekly basis as part of routine reporting of geothermal fluid production and electric power generation.

  4. The Navy shall be compensated according to the formulas found in the Exchange Agreement dated January 11, 1994, Exhibit "A", which was signed by the partners in the Navy I and Navy II development projects. The partners may amend these formulas from time to time, with the Navy's consent.

  5. In the event it is determined that the transfer of steam, brine, and/or condensate between facilities is materially detrimental* to the Navy, the Navy reserves the right to suspend, terminate, or withdraw its consent to the transfers at any time, notwithstanding any provision in the Exchange Agreement or in this modification to the contrary. CECI shall hold the Navy harmless from any and all related monetary damages resulting from such suspension, termination, or withdrawal and agrees to indemnify the Navy against all claims of itself, its partners, and any other parties in this regard.

  6. Such suspension, termination, or withdrawal shall be effective no later than 15 days after delivery to CECI of written notice to cease such exchanges. The navy may, in its discretion, cancel its notice of suspension, termination, or withdrawal prior to the notice taking effect.


                                     R&M-2

                                         ATTACHED TO AND MADE A PART OF CONTRACT
                                            MODIFICATION N62474-79-C-5382-P00029

  7. Reservoir model simulations shall be run at least every six months, or more frequently, as needed, using up-to-date production and monitoring information. The results of such simulations shall be conveyed to the Geothermal Program Office immediately upon completion.


*NOTE: For the purposes of this modification, materially detrimental is defined as:

  Any reservoir-related change in the overall production enthalpy or steam rate within the Navy I and Navy II areas which is beyond one standard deviation from CECI's simulation-based forecast of such values, using the most recent of these forecasts prior to the observed change. The simulation-based forecast shall be updated every six months, or more frequently, as needed. The standard deviation is calculated on the differences between monthly measurements and history-matched values in the simulator for the period from the start of production to the time of the forecast. The size of these historical differences is a statistical measure of the quality of the simulation; and the accuracy of the forecast based on the simulation is not expected to be any better than the accuracy of the history-match. Observed changes in enthalpy or steam rate may occur in a period of time as short as one month, or they may be more protracted (such as over a six-month period). Changes of this nature can be construed as materially detrimental to the Navy to the extent that they would impact the Navy's ability to realize its long-term goals for the geothermal resource at Coso.


                                     R&M-3

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT             Page 1 of 4 Pages
1.   CONTRACT ID CODE _______________
2.   AMENDMENT/MODIFICATION NO.      P00030
                                    --------
3.   EFFECTIVE DATE     SEE BLOCK 16C
                       ---------------
4.   REQUISITION/PURCHASE REQ. NO. ______________
5.   PROJECT NO. (if applicable) ________________
6.   ISSUED BY       Code           N62474
                                   --------

        Commanding Officer (0221)
        Engineering Field Activity West
        Naval Facilities Engineering Command
        900 Commodore Drive
        San Bruno, CA 94066-5006
7.   ADMINISTERED BY (if other than Item 6)     Code ___________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) California Energy Company, Inc.
        10831 Old Mill Road
        Omaha, Nebraska 68154
Code ____________         Facility Code _____________
9.   ____AMENDMENT OF SOLICITATION NO._________
     DATED (See Item 11)__________
10.   XXX   MODIFICATION OF CONTRACT/ORDER NO.   N62474-79-C-5382
     -----                                      ------------------
     DATED (See Item 13)   06 Dec 79
                          -----------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     ___ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
     ________ is extended,        _______ is not extended.
     Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

     (a) By completing Items 8 and 15, and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (If required)     Not Applicable
                                                      -------------------
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     A. ___ This Change Order is issued pursuant to: (Specify authority) The changes set forth in Item 14 are made in the Contract Order No. in Item 10A ______________________________________________
     B. ___ The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR 43.103(b).
     C. ___ This Supplemental Agreement is entered into pursuant to authority of
     D. ___ Other (Specify type of modification and authority) _________________
E.   IMPORTANT:  Contractor ____ is not,  XX  is required to sign this document
                                         ----
     and return  two  copies to the issuing office.
                -----
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

     SUBJ: GEOTHERMAL POWER DEVELOPMENT AT THE NAVAL WEAPONS CENTER, CHINA LAKE, CALIFORNIA
     (Description of this Modification begins on Page 2)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (Type or print)
                                       Thomas R. Mason, Senior. V.P.
                                       -----------------------------------------
15B. CONTRACTOR/OFFEROR   /s/ Thomas R. Mason    (Signature of person
                        -----------------------
     authorized to sign)
15C. DATE SIGNED      12/14/94
                    ------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                Catherine B. Morris, Head, Service Contracts Br.
                                ------------------------------------------------
16B. UNITED STATES OF AMERICA   BY    /s/ Catherine B. Morris    (Signature of
                                    ---------------------------
     Contracting Officer)
16C. DATE SIGNED      19 Dec 94
                    -------------


                                     R&M-1

                                         ATTACHED TO AND MADE A PART OF CONTRACT
                                            MODIFICATION N62474-79-C-5382-P00030
                                                                     PAGE 2 OF 4


The Navy herein consents to the exchange and transfer of steam between the Navy and Bureau of Land Management (BLM) facilities located at Coso subject to the following conditions:

  1. Transfers will be of steam for the purpose of generating electric power. Transfers of brine and/or condensate will be for injection or prevention of scale.

  2. All transfers shall be strictly monitored by the Navy and California Energy Company, Inc. (CECI) by means of continuous flow gauging and recording of flow through the gauge(s). Such gauging shall be by means of mutually-agreed-upon devices which shall be calibrated and certified prior to installation and operation. Each gauge shall be re-calibrated at least once a year by using a mutually-agreed-upon technique. The Navy may require that this re-calibration be performed by an independent third-party, to be approved by the Navy.

  3. Gauging points for particular pipeline(s) to be used for steam, brine, and/or condensate transfer between Navy contract lands and BLM lease lands shall be agreed upon by the Navy, BLM, and CECI in advance of installation and operation of such pipeline(s). Flow at the gauging points shall be recorded daily in units of pounds of mass and shall be reported to the Navy on a weekly basis as part of routine reporting of geothermal fluid production and electric power generation.

  4.  The Navy shall be compensated on the basis of Equivalent Megawatt-Hours
(MWh) for steam transferred to BLM power plants. Determination of the MWh shall be made by first calculating the Thermal Capacity (in BTU/1b-m) of steam transferred using a formula that is mutually-agreed upon by the Navy, BLM and CECI. Using this formula, the total Thermal Value (in BTU) of the steam that is transferred shall be determined by multiplying the Thermal Capacity by the total mass that passes by the gauge. Determination of the Thermal Capacity of the steam shall take into account the temperature, pressure, and amount of non-condensible gas that the steam contains. This value shall be updated as necessary to ensure accurate determination of Thermal Value, Thermal Value shall be converted into MWh and shall be the basis for calculating revenue due to the Navy. The MWh shall be based on the average efficiency of the Navy turbines in converting steam to electricity.

  5. Revenues due the Navy for steam transferred by CECI from the Navy contract lands to power plants on BLM lands shall be calculated by multiplying the MWh times the prevailing energy price ($/MWh) for the originating project. Prevailing energy price for a given monthly billing period is defined as an amount equal to the Total Current Energy Payment divided by the net MWh as shown on the Southern California Edison Company - Statement of Energy Purchased. This value shall then be multiplied by the average of the prevailing revenue share rates for Navy I and Navy II to determine the amount due the Navy.


                                     R&M-2

                                         ATTACHED TO AND MADE A PART OF CONTRACT
                                            MODIFICATION N62474-79-C-5382-P00030
                                                                     PAGE 3 OF 4


  In the event steam transferred from Navy to BLM during the given month results in CECI's BLM power plants receiving capacity payments, the Navy shall be compensated on a pro rata basis for steam contributed toward earning those capacity payments. Such capacity payments shall include "capacity", "bonus capacity", and "as available capacity payments". The extent of the Navy contribution, if any, toward reaching capacity payment thresholds shall be based on the amount of MWh produced with Navy steam. The Navy-produced portion of those payments will then be subject to revenue sharing based on the average of the prevailing revenue share rates for Navy I and Navy II.

  6. The Navy shall also be compensated for steam transferred from BLM lease lands to Navy Power plants in the same manner as above with the following exception:

       The Navy revenue share rate for MWh transferred from the BLM lease lands to power plants on Navy contract lands shall be the difference between:

         a. the average of the prevailing royalty rates for Navy I and Navy II; and

         b. the actual percentage of the gross value of the transferred MWh, paid to the Minerals Management Service (MMS) based on the netback calculation at the BLM project. CECI will document this actual percentage by submitting to the Navy, each month, a copy of the Southern California Edison Company "Statement of Energy Purchased" and a copy of the "Report of Sales and Royalty Remittance" (MMS-2014) for the BLM project.

  7. Revenues due the Navy from the transfer of steam shall be calculated and paid on a monthly basis along with the revenue from sale of electricity at Navy I and Navy II. They shall, however, be separately listed from the Navy electricity sales revenue amounts.

  8. In the event it is determined that the transfer or exchange of steam between facilities is materially detrimental* to the Navy, the Navy reserves the right to suspend, terminate, or withdraw its consent to such transfers at any time notwithstanding any provision in other contract modifications or in this modification to the contrary. CECI shall hold the Navy harmless from any and all related monetary damages resulting from such suspension, termination, or withdrawal and agrees to indemnify the Navy against all claims of itself, its partners, and any other parties in this regard.

  9. Such suspension, termination, or withdrawal shall be effective no later than 15 days after delivery to the CECI of written notice to cease such exchanges. The Navy may, in its discretion, cancel its notice of suspension, termination, or withdrawal prior to the notice taking effect.

  10. Reservoir model simulations shall be run at least every six (6) months, or more frequently, as needed, using up to date production and monitoring information. The results of such simulations shall be conveyed to the Geothermal Program Office immediately upon completion.


                                     R&M-3

                                         ATTACHED TO AND MADE A PART OF CONTRACT
                                            MODIFICATION N62474-79-C-5382-P00030
                                                                     PAGE 4 OF 4


*NOTE: For the purposes of this modification, materially detrimental is defined as:

  Any reservoir-related change in the overall production enthalpy or steam rate within the Navy I and Navy II, or BLM producing areas which is beyond one standard deviation from CECI's simulation-based forecast of such values, using the most recent of these forecasts prior to the observed change. The simulation-based forecast shall be updated every six months, or more frequently, as needed. The standard deviation is calculated on the differences between monthly measurements and history-matched values in the simulator for the period from the start of production to the time of the forecast. The size of these historical differences is a statistical measure of the quality of the simulation, and the accuracy of the forecast based on the stimulation is not expected to be any better than the accuracy of the history-match. Observed changes in enthalpy or steam rate may occur in a period of time as short as one month, or they may be more protracted (such as over a six-month period).
Changes of this nature can be construed as materially detrimental to the Navy or BLM to the extent that they would impact the either the Navy's or BLM's ability to realize its long-term goals for the geothermal resource at Coso.


                                     R&M-4

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT         Page 1 of 1 Pages
1.   CONTRACT ID CODE _______________
2.   AMENDMENT/MODIFICATION NO.      P00031
                                    --------
3.   EFFECTIVE DATE      See Block 16C
                       -------------
4.   REQUISITION/PURCHASE REQ. NO. ______________
5.   PROJECT NO. (if applicable) ________________
6.   ISSUED BY       Code           0221
                                   ------
        Commanding Officer
        Engineering Field Activity West
        Naval Facilities Engineering Command
        900 Commodore Drive
        San Bruno, California  94066-5006
7.   ADMINISTERED BY (if other than Item 6)     Code ___________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) COSO FINANCE PARTNERS
        10831 Old Mill Road
        Omaha, Nebraska 68154

Code ____________         Facility Code _____________
9.   ____ AMENDMENT OF SOLICITATION NO._______
     DATED (See Item 11)____________
10.    X   MODIFICATION OF CONTRACT/ORDER NO.   N62474-79-C-5382
      ---                                      ------------------
     DATED (See Item 13)   06 Dec 79
                          -----------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     ___ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
     ________ is extended,        _______ is not extended.
     Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
     (a) By completing Items 8 and 15, and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (If required)  AA  97X4930  NH2F  000 77777  0  60530  2 F  2151N
                                                      --------------------------------------------------
                                                      RCP  #N60530-87RC26255  $10,000,000.00
                                                      ---------------------------------------

13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     A. ___ This Change Order is issued pursuant to: (Specify authority) The changes set forth in Item 14 are made in the Contract Order No. in
            Item 10A ______________________________________________
     B. ___ The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR 43.103(b).
     C. ___ This Supplemental Agreement is entered into pursuant to authority of 93-47-487 15-2
               --------------
     D. ___ Other (Specify type of modification and authority)
E.   IMPORTANT:  Contractor  X   is not, ____ is required to sign this document
                            ---
     and return _____ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

     a. Modify the contract to incorporate the accounting data in Block 12 in order to increase the contract funding by $10,000,000.00, to a new total of $60,000,000.00. The contract funding is available to reimburse, at the reduced contract price, the Contractor for the Contractor's payment of Southern California Edison's bill for electricity furnished to Naval Air Weapons Station, China Lake.
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (Type or print)
15B. CONTRACTOR/OFFEROR _________________________ (Signature of person authorized to sign)
15C. DATE SIGNED ______________
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)      Catherine B. Morris, Head, Service Contracts
                                                                --------------------------------------------
                                                                Branch
                                                                ------


                                     R&M-1

16B. UNITED STATES OF AMERICA   BY  /s/ Catherine Morris  (Signature of Contracting Officer)
                                   ----------------------

16C. DATE SIGNED    19 DEC 1993
                    -----------

                                     R&M-2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT             Page 1 of 2 Pages
1.   CONTRACT ID CODE _______________
2.   AMENDMENT/MODIFICATION NO.      P00032
                                    --------
3.   EFFECTIVE DATE     15 August 1995
                       -----------------
4.   REQUISITION/PURCHASE REQ. NO. ______________
5.   PROJECT NO. (if applicable) ________________
6.   ISSUED BY       Code           N62474
                                   --------
        Commanding Officer (0221)
        Engineering Field Activity West
        Naval Facilities Engineering Command
        900 Commodore Drive
        San Bruno, CA  94066-5006
7.   ADMINISTERED BY (if other than Item 6)     Code ___________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) California Energy Company
        302 South 36 Street, Suite 400
        Omaha, Nebraska  68131
Code ____________         Facility Code _____________
9.   ___AMENDMENT OF SOLICITATION NO.________
     ___DATED (See Item 11)________
10.    X   MODIFICATION OF CONTRACT/ORDER NO.   N62474-79-C-5382
      ---                                      ------------------
     DATED (See Item 13)    06Dec79
                          -----------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     ___ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
     ________ is extended,        _______ is not extended.
     Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
     (a) By completing Items 8 and 15, and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12.  ACCOUNTING AND APPROPRIATION DATA (If required)
                                                      ---------------
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     A. ___ This Change Order is issued pursuant to: (Specify authority) The changes set forth in Item 14 are made in the Contract Order No. in Item 10A. ______________________________________________
     B.  XXXX  The above numbered contract/order is modified to reflect the
        ------
               administrative changes (such as changes in paying office,
               appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR 43.103(b).
     C.  X     This Supplemental Agreement is entered into pursuant to authority
        ---
               of:______________________
     D. ___    Other (Specify type of modification and authority)
E.   IMPORTANT:  Contractor ____ is not,  XX  is required to sign this document
                                         ----
     and return  two originals    to the issuing office.
                ----------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

     SUBJ: GEOTHERMAL POWER DEVELOPMENT AT THE NAVAL WEAPONS STATION, CHINA LAKE, CALIFORNIA.
     DESCRIPTION OF THIS MODIFICATION BEGINS ON PAGE 2.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (Type or print)
                          Thomas R. Mason, President and Chief Operating Officer
                          ------------------------------------------------------
15B. CONTRACTOR/OFFEROR                (Signature of person authorized to sign)
                        ---------------

15C. DATE SIGNED      9/5/95
                    ------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                       Catherine B. Morris, Head Environmental Service Contracts
                       ---------------------------------------------------------
16B. UNITED STATES OF AMERICA   BY    /s/ Catherine B. Morris   (Signature of
                                    --------------------------
     Contracting Officer)
16C. DATE SIGNED      11 Sep 95
                    ------------


                                     R&M-1

                                                                N62474-79-C-5382
                                                             MODIFICATION P00032
                                                                     PAGE 2 of 2

a.  Modify P00025, paragraph 8d as follows:

    Delete the first sentence and insert "Contractor shall deposit in escrow, by the last day of each month, an amount of not less than $50,000.00".

b. Modify the basic contract and existing modifications to transfer contracting authority.

    FROM:  Commanding Officer (0221)
           Engineering Field Activity, West
           Naval Facilities Engineering Command
           900 Commodore Drive
           San Bruno, CA 94066-5006

     TO:   Commanding Officer
           NAVFACCO, Bldg 41, Code 271
           Port Hueneme, CA 93043-4301

c. Change the Unit Identification Code on the contract number from "N62474" to "N47408". The resulting contract number will be N47408-79-C-5382.

d.  All other provisions will remain the same.


                                     R&M-2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT             Page 1 of 2 Pages
1.   CONTRACT ID CODE ________________
2.   AMENDMENT/MODIFICATION NO.      P00033
                                     ------
3.   EFFECTIVE DATE         95DEC08
                           ---------
4.   REQUISITION/PURCHASE REQ. NO.        N/A
                                        -------
5.   PROJECT NO. (if applicable)  ____________
6.   ISSUED BY              Code    N47408
                                    ------
        Commanding Officer
        Attn:  NAVFACCO, Code 2711, Bldg. 41
        Construction Battalion Center
        1000 23rd Avenue
        Port Hueneme, CA 93043-4301
        POC:  Marcia A. Barnard, Code 271A, (805) 982-5094
7.   ADMINISTERED BY (if other than Item 6)    Code
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) California Energy Company
        302 South 36 Street, Suite 400
        Omaha, NE 68131
Code    _________    Facility Code  ________
9.   ___  AMENDMENT OF SOLICITATION NO. ________
     DATED (See Item 11) ________________
10.   X   MODIFICATION OF CONTRACT/ORDER NO.  N47408-79-C-5382
     ---                                     ------------------
     DATED (See Item 13)   06 Dec 79
                      -----------
11.  ____    THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     ____    The above numbered solicitation is amended as set forth in Item
             14.  The hour and date specified for receipt of Offers
             _____   is extended,       ____   is not extended.
     Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
     (a) By completing Items 8 and 15, and returning ____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12.  ACCOUNTING AND APPROPRIATION DATA (If required)         N/A
                                                           ------
13.  THIS ITEM APPLIES ONLY TO MODIFICATION OF CONTRACTS/ORDERS,
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     A. ____ This Change Order is issued pursuant to: (Specify authority) The change set forth in Item 14 are made in the Contract Order No. in
             Item 10A. _______________________________________________
     B. ____ The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office,
             appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR 43.103(b).
     C.  X   This Supplemental Agreement is entered into pursuant to authority
        ---
             of:     FAR 52.243-1 - Changes - Fixed Price
                -------------------------------------------
     D. ____ Other (Specify type of modification and authority)
E.   IMPORTANT:  Contractor   ____ is not,   X   is required to sign this
                                           ----
     document and return   2   copies to the issuing office.
                         -----
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section heading, including solicitation/contract subject matter where feasible)

     1. The purpose of this modification is to revise the method of calculating the value of transferred steam for the Navy revenue purposes and to incorporate the requirement for the submittal of an annual "Escrow Assurance Plan".
                                SEE PAGE 2 OF 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)    Thomas R. Mason, President
                                               --------------------------------
15B. CONTRACTOR/OFFEROR
                    /s/ Thomas R. Mason (Signature of person authorized to sign)
                    ------------------------------------------------------------
15C. DATE SIGNED  12/20/95
                  --------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                      Sally K. Middlebrooks, Contracting Officer
                                      ------------------------------------------
16B. UNITED STATES OF AMERICA  BY
                  /s/ Sally K. Middlebrooks   (Signature of Contracting Officer)
                  --------------------------------------------------------------
16C. DATE SIGNED      1/8/96
                     --------

                                     R&M-1

                              N47408-97-C-5382
                              MODIFICATION P00033
                              PAGE 2 OF 2

2. Delete: "Coso Geothermal Project Exchange Agreement" dated January 11, 1994, Exhibit "A" that was executed as part of Modification P00029.

  Incorporate: Exhibit "A" CALCULATION OF PAYMENTS FOR TRANSFERS OF STEAM AT COSO, dated April 12, 1995.

3. By the 31st day of January, each calendar year the contractor shall submit, to the Contracting Officer, an "Escrow Assurance Plan". The plan shall reflect the escrow account balance as of 31 December of the previous year. The contractor shall illustrate the compounded interest rate necessary to ensure that the account will contain $25,000,000 on or before 31 December 2009. The plan will also discuss all relevant financial data, such as investments, shrinking or increasing interest rates, etc. to demonstrate that the account is being monitored on a regular basis.

4.  ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME.

                                     R&M-2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT             Page 1 of 2 Pages
1.   CONTRACT ID CODE _______________
2.   AMENDMENT/MODIFICATION NO.     P00034
                                    ------
3.   EFFECTIVE DATE         95FEB08
                          ----------
4.   REQUISITION/PURCHASE REQ. NO.       N/A
                                       -------
5.   PROJECT NO. (if applicable) _____________
6.   ISSUED BY              Code      N47408
                                      ------
        Commanding Officer
        Attn:  NAVFACCO, Code 2711, Bldg. 41
        Construction Battalion Center
        1000 23rd Avenue
        Port Hueneme, CA 93043-4301
        POC:  Marcia A. Barnard, Code 271A, (805) 982-5094
7.   ADMINISTERED BY (if other than Item 6)    Code ____________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) California Energy Company
        302 South 36 Street, Suite 400
        Omaha, NE 68131
Code    ______   Facility Code   ______
9.   ______  AMENDMENT OF SOLICITATION NO. ___________________
     DATED (See Item 11) ________________
10.   X   MODIFICATION OF CONTRACT/ORDER NO.   N47408-79-C-5382
     ---                                      ------------------
     ___  DATED (See Item 13)   06 Dec 79
                               -----------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     ______  The above numbered solicitation is amended as set forth in Item
             14.  The hour and date specified for receipt of Offers
             ______   is extended,       ______   is not extended.
     Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods
     (a) By completing Items 8 and 15, and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12.  ACCOUNTING AND APPROPRIATION DATA (If required)       N/A
                                                     ------------------------
13.  THIS ITEM APPLIES ONLY TO MODIFICATION OF CONTRACTS/ORDERS,
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     A. ______  This Change Order is issued pursuant to: (Specify authority)
                The change set forth in Item 14 are made in the Contract Order
                No. i n Item 10A.
     B. ______  The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office,
                appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR 43.103(b).
     C.   X     This Supplemental Agreement is entered into pursuant to
       ______
                authority of:  FAR 52.245-4 - Government Furnished Property
                             ----------------------------------------------
                (Short Form)
                -----------------------------------------------------------
     D.______   Other (Specify type of modification and authority)
E.   IMPORTANT:  Contractor      is not,  X  is required to sign this document
                            ----        ----
     and return   2   copies to the issuing office.
                ----
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section heading, including solicitation/contract subject matter where feasible).

     1. The purpose of this modification is to transfer Government Furnished Property to California Energy Company, Inc. for a period not to exceed six months from the effective date of this modification.
                                SEE PAGE 2 OF 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)   Douglas L. Anderson, Assistant General Counsel, U.S. and
                                                ---------------------------------------------------------
                                                Corporate
                                                ---------------------------------------------------------
15B. CONTRACTOR/OFFEROR     /s/ Douglas L. Anderson     (Signature of person authorized to sign)
                        ------------------------------
15C. DATE SIGNED ____________________________
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)   M.A. Barnard, Contracting Officer
                                                           -----------------------------------------------
16B. UNITED STATES OF AMERICA    BY    /s/ M.A. Barnard      (Signature of Contracting Officer)
                                   ------------------------
16C. DATE SIGNED        2/8/96
                        ------

                                     R&M-1

                              N47408-97-C-5382
                              MODIFICATION P00034
                              PAGE 2 OF 2



ITEMS                                         QUANTITY   ACQN COST
-----                                         --------   ---------
Acropolis 1.2 BG, 3.5 inch disk drive             1      $2,095.00
storage subsystem, Serial #92150136,
NAWS Plant Account #458571

Artecon Model DSU 1-331                           1      $1,330.00
330 Mbyte External Hard Disk Drive,
Serial #7998, NAWS Plant Account #445381

Artecon Model DSU 351                             1      $1,978,00
                                                         ---------
660 Mbyte External Hard Disk Drive,
Serial #7242, NAWS Plant Account #445384

TOTAL VALUE GFE                                          $5,430.00

2. Add the following clause to Section VII Appendix I, "General Provisions" FAR 52.245-4 Government-Furnished Property (Short Form) (APR 1984)

3.  ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME.

                                     R&M-2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACTPage 1 of 1 Pages
1.   CONTRACT ID CODE ___________
2.   AMENDMENT/MODIFICATION NO.      P00035
                                     ------
3.   EFFECTIVE DATE     95FEB08
                      -----------
4.   REQUISITION/PURCHASE REQ. NO.          N/A
                                          -------
5.   PROJECT NO. (if applicable)
6.   ISSUED BY ______     Code   N47408
                                 ------
        Commanding Officer
        Attn:  NAVFACCO, Code 2711, Bldg. 41
        Construction Battalion Center
        1000 23rd Avenue
        Port Hueneme CA 93043-4301
        POC:  Marcia A. Barnard, Code 271A, (805) 982-5094
7.   ADMINISTERED BY (if other than Item 6)    Code
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) California Energy Company
        302 South 36th Street, Suite 400
        Omaha, Nebraska 68131
Code    __________  Facility Code  __________
9.   ___  AMENDMENT OF SOLICITATION NO.
     DATED (See Item 11)
10.    X   MODIFICATION OF CONTRACT/ORDER NO.   N47408-79-C-5382
      ---                                      ------------------
     DATED (See Item 13)   06 Dec 79
                         -----------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     ____   The above numbered solicitation is amended as set forth in Item 14.
            The hour and date specified for receipt of Offers
            _______   is extended,       _______   is not extended.
     Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
     (a) By completing Items 8 and 15, and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12.  ACCOUNTING AND APPROPRIATION DATA (If required)      N/A
                                                         ------
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     A.____ This Change Order is issued pursuant to: (Specify authority) The changes set forth in Item 14 are made in the Contract Order No. in
            Item 10A
     B. X   The above numbered contract/order is modified to reflect the
       ----
            administrative changes (such as changes in paying office,
            appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR 43.103(b).
     C.____ This Supplemental Agreement is entered into pursuant to authority of
            93-47-487 15-2
            --------------
     D.____ Other (Specify type of modification and authority)
E.   IMPORTANT:  Contractor   X   is not,      is required to sign this document
                            ----          ----
     and return      copies to the issuing office.
                ----
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

     1. The purpose of this modification is to revise data cited in block 6 of the SF form 30, Modification P00006 to the above referenced contract.
Delete:  Disbursing Officer             Insert:  Commander
         Code 0862                               Code 761100B, Costing Branch
         Naval Weapons Center                    NAVAIRWARCENWPNDIV
         China Lake, CA  93555                   1 Administration Circle
                                                 China Lake, CA  93555-6001

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)____________________________
15B. CONTRACTOR/OFFEROR________________ (Signature of person authorized to sign) 15C. DATE SIGNED ___________________

                                     R&M-1

16A. NAME AND TITLE Of CONTRACTING OFFICER (Type or print)     M.A. Barnard, Contracting Officer
                                                           --------------------------------------
16B. UNITED STATES OF AMERICA    By  /s/ M.A. Barnard   (Signature of Contracting Officer)
                                     ----------------
16C. DATE SIGNED      2/8/96
                      ------

                                     R&M-2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT             Page 1 of 2 Pages
1.   CONTRACT ID CODE _______________
2.   AMENDMENT/MODIFICATION NO.      P00036
                                    --------
3.   EFFECTIVE DATE     96 APRIL 19
                       ---------------
4.   REQUISITION/PURCHASE REQ. NO.    N/A
                                  ---------------
5.   PROJECT NO. (if applicable) ________________
6.   ISSUED BY       Code           N47408
                                   --------
        Commanding Officer
        Attn:  NAVFACCO, Code 2711, Bldg. 41
        Construction Battalion Center
        1000 23rd Avenue
        Port Hueneme, CA 93043-4301
        POC:  Marcia A. Barnard, Code 271A, (805) 982-5094
7.   ADMINISTERED BY (if other than Item 6)     Code ___________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) California Energy Company
        302 South 36 Street, Suite 400
        Omaha, NE 68131
Code ____________         Facility Code _____________
9.   AMENDMENT OF SOLICITATION NO. ______________
     ___ DATED (See Item 11) ________________
10.   X   MODIFICATION OF CONTRACT/ORDER NO.   N47408-79-C-5382
     ---                                      ------------------
     DATED (See Item 13)   06 Dec 79
                          -----------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     ___ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
     ________ is extended,        _______ is not extended.
     Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

     (a) By completing Items 8 and 15, and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (If required)        N/A
                                                      ---------------
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     A. ___ This Change Order is issued pursuant to: (Specify authority) The changes set forth in Item 14 are made in the Contract Order No. in Item 10A ______________________________________________
     B.  X  The above numbered contract/order is modified to reflect the
        ---
        administrative changes (such as changes in paying office, appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR 43.103(b).
     C. ___ This Supplemental Agreement is entered into pursuant to authority of
     D. ___ Other (Specify type of modification and authority) _________________
E.   IMPORTANT:  Contractor  X   is not,     is required to sign this document
                            ---          ---
     and return       copies to the issuing office.
                -----
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

  1. The purpose of this modification is to establish revised procedure for the submission of invoices and processing of payments relating to Navy Plant I, Unit One.
                                SEE PAGE 2 OF 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (Type or print)  _______________________________
15B. CONTRACTOR/OFFEROR ____________________________  (Signature of person authorized to sign)
15C. DATE SIGNED   __________________
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                              M.A. Barnard, Contracting Officer
                                              ---------------------------------
16B. UNITED STATES OF AMERICA   BY    /s/ M.A. Barnard        (Signature of
                                    ------------------------
     Contracting Officer)
16C. DATE SIGNED      4/19/96
                    ------------


                                     R&M-1

                              N47408-79-C-5382
                              MODIFICATION P00036
                              PAGE 2 OF 2



a. Contractor invoices, with proof of the Naval Air Weapons Station monthly electricity bill, shall be submitted to the following address:

  Commanding Officer (Code 823GOOD)
  Geothermal Program Office ATTN:  Ken Newton
  Naval Air Weapons Station
  1 Administration Circle
  China Lake, CA  93555-6001

b.  Payment will be made by:

  Defense Finance and Accounting Service
  Cleveland Center (DFAS-CL)
  Operating Location (OPLOC) San Diego
  937 N. Harbor Drive., San Diego, CA  92132-5111

c. Modification P00013 to the above referenced contract, in accordance with Consents to Assignment signed by the Navy, states that all payments by the Navy pertaining to Navy Plant I, Unit One, will be made to Credit Suisse. Modification P00020 to the above referenced contract amends the Navy consent to state that all references to Credit Suisse are modified to refer to Bank of America National Trust and Savings Association. First Trust California has acquired the corporate trust, agency, and global escrow accounts previously held by Bank of America. All payments by the Navy will be remitted to "Coso Finance Partners" (Revenue Fund) and sent to the following address:

  Mr. Garland Murphy (Corporate Trust)
  First Trust
  One California St.
  4th Floor
  San Francisco, CA  94111

2.  ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME.


                                     R&M-2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT             Page 1 of 2 Pages
1.   CONTRACT ID CODE _______________
2.   AMENDMENT/MODIFICATION NO.      P00037
                                    --------
3.   EFFECTIVE DATE     96 MAY 20
                       ---------------
4.   REQUISITION/PURCHASE REQ. NO. N6053096RCM678
                                  -----------------
5.   PROJECT NO. (if applicable) ________________
6.   ISSUED BY       Code           N47408
                                   --------
        Commanding Officer
        Attn:  NAVFACCO, Code 2711, Bldg. 41
        Construction Battalion Center
        1000 23rd Avenue
        Port Hueneme, CA 93043-4301
        POC:  Marcia A. Barnard, Code 271A, (805) 982-5094
7.   ADMINISTERED BY (if other than Item 6)     Code ___________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) California Energy Company
        302 South 36th Street, Suite 400
        Omaha, NE 68131
Code ____________         Facility Code _____________
9.   AMENDMENT OF SOLICITATION NO.
     DATED (See Item 11)
10.    X   MODIFICATION OF CONTRACT/ORDER NO.   N47408-79-C-5382
      ---                                      ------------------
     DATED (See Item 13)   06 DEC 79
                          -----------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     ___ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
     ________ is extended,        _______ is not extended.
     Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

     (a) By completing Items 8 and 15, and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (If required)  AC 97X4930 NH2C 000 77777
                                                      -------------------------
                                 0 068936 2F 000000 5306RAMC6780 $10,000,000.00
                                 ----------------------------------------------
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     A. ___ This Change Order is issued pursuant to: (Specify authority) The changes set forth in Item 14 are made in the Contract Order No. in Item 10A ______________________________________________
     B.  X  The above numbered contract/order is modified to reflect the
        ---
        administrative changes (such as changes in paying office, appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR 43.103(b).
     C. ___ This Supplemental Agreement is entered into pursuant to authority of
     D. ___ Other (Specify type of modification and authority) _________________
E.   IMPORTANT:  Contractor  X  is not, ___ is required to sign this document
                            ---
     and return       copies to the issuing office.
                -----
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

  1. The purpose of this modification is to increase the funding and make administrative corrections to the above referenced contract.

  2. The contract funding is increased by $10,000,000.00 to a new total of $70,000,000.00 to reimburse, at the reduced contract price, the contractor for the contractor's payment of Southern California Edison's bill for electricity furnished to Naval Air Weapons Station, China Lake, CA.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (Type or print)  ________________________________
15B. CONTRACTOR/OFFEROR                               (Signature of person
                        ---------------------------
     authorized to sign)
15C. DATE SIGNED  ________________
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                      Sally K. Middlebrooks, Contracting Officer
                                      ------------------------------------------
16B. UNITED STATES OF AMERICA   BY    /s/ Sally K. Middlebrooks   (Signature of
                                    -----------------------------
     Contracting Officer)
16C. DATE SIGNED      5/20/96
                    ------------


                                     R&M-1

                                                                N47408-97-C-5382
                                                             MODIFICATION P00037
                                                                     PAGE 2 OF 2

3.  Block 12 of P00024 is corrected to read
"AA 17X4912.3733 000 77777 0 60530 2F 2151N79C5382 RCP#N6053087RC26255
$10,000,000.00"

4.  Block 12 of P00027 and P00028 are corrected to read
"AB 97X4930 NH2F 000 77777 0 60530 2F 2151N RCP#N6053087RC26255 $10,000,000.00"

5.  ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME.


                                     R&M-2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT     Page 1 of 2 Pages
1.   CONTRACT ID CODE _______________
2.   AMENDMENT/MODIFICATION NO.      P00038
                                    --------
3.   EFFECTIVE DATE      97Aug22
                       -------------
4.   REQUISITION/PURCHASE REQ. NO. N6053097RC04547
                                   ---------------
5.   PROJECT NO. (if applicable) ________________
6.   ISSUED BY       Code           N47408
                                   --------
        Commanding Officer
        NAVFACCO, Code 2711, Bldg. 41
        Naval Construction Battalion Center
        1000 23rd Avenue
        Port Hueneme, CA 93043-4301
        POC:  Marcia Barnard, Code 271A, (805) 982-5094
7.   ADMINISTERED BY (if other than Item 6)     Code ___________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) California Energy Company
        302 South 36th Street, Suite 400
        Omaha, NE 68131
Code ____________         Facility Code _____________
9.   ____AMENDMENT OF SOLICITATION NO._____
     DATED (See Item 11)
10.   X  MODIFICATION OF CONTRACT/ORDER NO.   N47408-79-C-5382
     ---                                      ---------------------
     DATED (See Item 13)   06 Dec 79
                          -----------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     ___ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
     ________ is extended,        _______ is not extended.
     Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
     (a) By completing Items 8 and 15, and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.


12.  ACCOUNTING AND APPROPRIATION DATA (If required)  AD  97X4930  NH2C 000 77777  0  068936  2F  000000
                                                      --------------------------------------------------
                                                      5307RA045470    $10,000,000.00 INCREASE
                                                      ---------------------------------------
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     A. ___ This Change Order is issued pursuant to: (Specify authority) The changes set forth in Item 14 are made in the Contract Order No. in Item
        10A ______________________________________________
     B.  X  The above numbered contract/order is modified to reflect the
        ---
        administrative changes (such as changes in paying office, appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR
        43.103(b).
     C. ___ This Supplemental Agreement is entered into pursuant to authority of 93-47-487 15-2
                                                                                 ----------------
     D. ___ Other (Specify type of modification and authority) _________________
E.   IMPORTANT:  Contractor  X  is not, _____ is required to sign this document
                            ---
     and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

     1. The purpose of this modification is to increase contract funidng by $10,000,000.00 to a new total of $80,000,000.00 to reimburse, at the reduced contract price, the contractor for the contract's payment of Southern
     California Edison's bill for electricity furnished to Naval Air Weapons
     Station, China Lake, CA.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (Type or print)
15B. CONTRACTOR/OFFEROR ___________________ (Signature of person authorized to sign)
15C. DATE SIGNED  _________
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)      Sally K. Middlebrooks, Contracting Officer
                                                                ------------------------------------------

                                     R&M-1



16B. UNITED STATES OF AMERICA   BY  /s/ Sally Middlebrooks    (Signature of Contracting Officer)
                                   ---------------------------
16C. DATE SIGNED      8/22/97
                    -----------

                                     R&M-2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT             Page 1 of 2 Pages
1.   CONTRACT ID CODE _______________
2.   AMENDMENT/MODIFICATION NO.      P00039
                                    --------
3.   EFFECTIVE DATE          N/A
                       ---------------
4.   REQUISITION/PURCHASE REQ. NO. ______________
5.   PROJECT NO. (if applicable) ________________
6.   ISSUED BY       Code           N47408
                                   --------
          Naval Facilities Engineering Command
          Contracts Office, NFECD, SLC
          4111 San Pedro St., (Code 2715, Bldg 41)
          Port Hueneme, CA 93043-4410
7.   ADMINISTERED BY (if other than Item 6)     Code ___________
          Retained by the PCO
          See Block 6
          POC:  Marcia Barnard
               (805) 982-5094
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) California Energy Company
          302 South 36 Street, Suite 400
          Omaha, NE 681318.
Code ____________         Facility Code  06-810-6400
                                        -------------
9.   AMENDMENT OF SOLICITATION NO.
     DATED (See Item 11)
10.    X   MODIFICATION OF CONTRACT/ORDER NO.   N47408-79-C-5382
      ---                                      ------------------
     DATED (See Item 13)   06 DEC 79
                          -----------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     ___ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
     ________ is extended,        _______ is not extended.
     Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

     (a) By completing Items 8 and 15, and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.  ACCOUNTING AND APPROPRIATION DATA (If required)
                                                      ---------------
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     A. ___ This Change Order is issued pursuant to: (Specify authority) The changes set forth in Item 14 are made in the Contract Order No. in Item 10A ______________________________________________
     B. ___ The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR 43.103(b).
     C.  X  This Supplemental Agreement is entered into pursuant to authority
        ---
        of: FAR 52.243-1, Changes-Fixed Price
           -----------------------------------
     D. ___ Other (Specify type of modification and authority) _________________
E.   IMPORTANT:  Contractor ____ is not,  X  is required to sign this document
                                         ---
     and return   2   copies to the issuing office.
                -----
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)
  1. The purpose of this modification is to incorporate changes to Attachment 1 to Modification P00033 of the above referenced contract, entitled "Exhibit A, Calculation of Payments for Transfers of Steam at Coso", to include a provision for "in-kind" steam transfers.
  2. CalEnergy (the Contractor) has acquired development rights to BLM Leases CA-11383, CA-11384, and CA-11385. This acreage will be referred to hereinafter as "BLM North". As these leases are located remotely from the BLM power plants, the parties have agreed that it is currently best for all entities concerned that steam from BLM North be utilized by facilities on Navy contract lands subject to the terms and conditions of this contract.
                                SEE PAGE 2 OF 2
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (Type or print)
                               Thomas R. Mason - President California Energy Co.
                               -------------------------------------------------
15B. CONTRACTOR/OFFEROR /s/ Thomas R. Mason     (Signature of person
                        -----------------------
     authorized to sign)
15C. DATE SIGNED      11/19/98
                    ------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                         Marcia A. Barnard, Contracting Officer
                                         --------------------------------------
16B. UNITED STATES OF AMERICA   BY    /s/ Marcia A. Barnard      (Signature of
                                    --------------------------
     Contracting Officer)
16C. DATE SIGNED      11/19/98
                    ------------


                                     R&M-1

                                                            N47408-97-C-5382
                                                            Modification P00039
                                                            Page 2 of 2

3. An "in-kind" transfer is defined to mean that the megawatt hour equivalent of steam transferred from BLM North to Navy facilities is offset by an equal megawatt hour equivalent of steam transferred from Navy II to BLMM. "In-kind" amounts are not included in the calculation of Navy revenues. Nave revenues on steam transfers other than "in-kind" are addressed in P00033 and are unchanged by this modification.
4. Accuracy of the metering and instrumentation installed at any new intertie between BLM leased lands and Navy contract lands shall be equal to or better than the devices in use at the existing Navy II-BLM intertie.
5. The amendment to Exhibit A, Calculation of Payments for Steam Transfers at Coso, dated October 7, 1998, is hereby incorporated in the contract.
6. ALL OTHER TERMS AND CONDITIONS REMAIN THE SAME


                                     R&M-2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT     Page 1 of 2 Pages
1.   CONTRACT ID CODE _______________
2.   AMENDMENT/MODIFICATION NO.      P00043
                                    --------
3.   EFFECTIVE DATE      24 Feb 1999
                       ---------------
4.   REQUISITION/PURCHASE REQ. NO. N6053099RC09872
                                  -------------------
5.   PROJECT NO. (if applicable)  ________________
6.   ISSUED BY       Code           N47408
                                   --------
        Naval Facilities Engineering Command
        Contracts Office, 2715, Bldg. 41
        NAVFACENGCOMDET-SLC
        4111 San Pedro Street
        Port Hueneme, CA 93043-4410
7.   ADMINISTERED BY (if other than Item 6)     Code ___________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) California Energy Company
        302 South 36th Street, Suite 400
        Omaha, NE 68131
Code ____________         Facility Code _____________
9.   ____AMENDMENT OF SOLICITATION NO._____
     DATED (See Item 11)___________
10.    X   MODIFICATION OF CONTRACT/ORDER NO.   N47408-79-C-5382
      ---                                      ---------------------
     DATED (See Item 13)   06 Dec 79
                          -----------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     ___ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
     ________ is extended,        _______ is not extended.
     Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
     (a) By completing Items 8 and 15, and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.


12.  ACCOUNTING AND APPROPRIATION DATA (If required)  AF  97X4930  NH2C 000 77777  0  068936  2F  000000
                                                      --------------------------------------------------
                                                      5309RA098720    $10,000,000.00
                                                      -------------------------------
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     A. ___ This Change Order is issued pursuant to: (Specify authority) The changes set forth in Item 14 are made in the Contract Order No. in Item
        10A ______________________________________________
     B.  X  The above numbered contract/order is modified to reflect the
        ---
        administrative changes (such as changes in paying office, appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR
        43.103(b).
     C. ___ This Supplemental Agreement is entered into pursuant to authority of  93-47-487 15-2
                                                                                 -------------------
     D. ___ Other (Specify type of modification and authority)
E.   IMPORTANT:  Contractor  X  is not, _____ is required to sign this document
                            ---
     and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

     1. The purpose of this modification is to increase contract funding by $10,000,000.00 to a new total of $90,000,000.00 to reimburse, at the reduced contract price, the contractor for the contract's payment of Southern
     California Edison's bill for electricity furnished to Naval Air Weapons
     Station, China Lake, CA.

     2.  Document Number providing funds is N6053099RC09872, information for Block
     4 above.
     3. There are no modifications P00040 and P00041. Numbering sequence is a result of DOD Standard Procurement System.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (Type or print)
15B. CONTRACTOR/OFFEROR ___________________ (Signature of person authorized to sign)
15C. DATE SIGNED  _________
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)    Katherine Volpe/Contracts
                                                            ------------------------------------------

                                     R&M-1


16B. UNITED STATES OF AMERICA  BY      /s/ Katherine Volpe    (Signature of Contracting Officer)
                                   --------------------------
16C. DATE SIGNED     24 Feb 1999
                   ---------------

                                     R&M-2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT             Page 1 of 2 Pages
1.   CONTRACT ID CODE _______________
2.   AMENDMENT/MODIFICATION NO.      P00044
                                    --------
3.   EFFECTIVE DATE     25 May 1999
                      ---------------
4.   REQUISITION/PURCHASE REQ. NO.  N6053099RC09872
                                   -----------------
5.   PROJECT NO. (if applicable) ________________
6.   ISSUED BY       Code           N47408
                                   --------
        Naval Facilities Engineering Command
        Contracts Office, 2715, Bldg. 41
        NAVFACENGCOMDET-SLC
        4111 San Pedro Street
        Port Hueneme, CA 93043-4410
7.   ADMINISTERED BY (if other than Item 6)     Code ___________
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) CLJV/O OPERATING COMPANY LLC
        900 NORTH HERITAGE, BLDG D
        RIDGECREST, CA 93555-5517
Code ____________         Facility Code _____________
9.   ___AMENDMENT OF SOLICITATION NO.________
     DATED (See Item 11)____________
10.    X   MODIFICATION OF CONTRACT/ORDER NO.   N47408-79-C-5382
      ---                                      ------------------
     DATED (See Item 13)   06 Dec 79
                          -----------
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
     ___ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
          ___ is extended,        ___ is not extended.
     Offerors must acknowledge receipt of the amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
     (a) By completing Items 8 and 15, and returning ____________ copies of this amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If, by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12.  ACCOUNTING AND APPROPRIATION DATA (If required)  SEE SCHEDULE
13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
     IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
     A. ___ This Change Order is issued pursuant to: (Specify authority) The changes set forth in Item 14 are made in the Contract Order No. in
            Item 10A ______________________________________________
     B. ___ The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) set forth in Item 14, pursuant to the authority of FAR 43.103(b).
     C. ___ This Supplemental Agreement is entered into pursuant to authority of
     D.  X  Other (Specify type of modification and authority) _________________
        ---
E.   IMPORTANT:  Contractor  X  is not, ___ is required to sign this document
                            ---
     and return       copies to the issuing office.
                -----
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

SEE PAGE TWO

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remain unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER  (Type or print)  Christopher T. McCallion
15B. CONTRACTOR/OFFEROR  /s/ Christopher T. McCallion    (Signature of person
                        -------------------------------
     authorized to sign)
15C. DATE SIGNED      May 18, 1999
                    ------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                              Marcia Barnard/Contracts
                                         --------------------------------------
16B. UNITED STATES OF AMERICA   BY    /s/ Marcia Barnard      (Signature of
                                    ------------------------
     Contracting Officer)
16C. DATE SIGNED      May 25, 1999
                    ---------------


                                     R&M-1

                                              N47408-79-C-5382, P00044
                                              Page 2 of 2

     1. Incorporate provisions of the fully executed Novation Agreement, Exhibit (A) China Lake Joint Venture is the responsible entity under the Novation and has designated Coso Operating Company, LLC as its agent under the contract.

     2. The Government acknowledges the assignments set forth in the Coso Financing documents listed on Exhibit B and are hereby incorporated into the contract.

     3. The government consents to the Assignment of claims attached as Exhibit C to this modification.

     4. (a) The Contracting Officer hereby appoints the following individual as Contracting Officer's Representative (COR) for this contract:

          Kenneth Bonin, Sr.
          Code 83G000D
          Naval Air Weapons Station
          1 Administrative Circle
          China Lake, CA 93555-6100
          (760) 939-4049

          (b) It is emphasized that only the Contracting Officer has the authority to modify the terms of the contract, therefore, in no event will any understanding, agreement, modification, change order, or other matter deviating from the terms of the contract between the Contractor and any other person be effective or binding on the Government. When/If, in the opinion of the Contractor, an effort outside the existing scope of the contract is requested, the Contractor shall promptly notify the Procuring Contracting Officer (PCO) in writing. No action must be taken by the Contractor unless the PCO has issued a contractual change.

          (c) In the absence of the COR named above, all responsibilities and functions assigned to the COR shall be the responsibility of the Alternate COR acting in behalf of the COR. The Contracting Officer hereby appoints the following individual as the Alternative COR:

          Francis C. Monastero
          Code 83G0000D
          Naval Air Weapons Station
          1 Administrative Circle
          China Lake, CA 93555-6100
          (760) 939-4046

     5. There is no Modification P00042. Numbering sequence is a result of DOD Standard Procurement System.

     6.   All other terms and conditions remain unchanged.

                                     R&M-2

                              NOVATION AGREEMENT
                        UNDER CONTRACT N62474-79-C-5382

     CHINA LAKE JOINT VENTURE ("CLJV"), a California joint venture general partnership between Caithness Acquisition Company, LLC, a Delaware limited liability company, as assignee of CalEnergy Company, Inc., a Delaware corporation ("CECI"), and Caithness Geothermal 1980 Limited, a Delaware Limited Partnership ("CG80"); and the UNITED STATES OF AMERICA through the NAVAL FACILITIES ENGINEERING COMMAND (the "Navy") enter into this Agreement as of the date set forth below.

I.   THE PARTIES AGREE TO THE FOLLOWING FACTS:

     A. The Government represented by various contracting officers of the Naval Facilities Engineering Command previously entered into a certain contract, contract no. N62474-79-C-5382 (hereinafter the "Contract"), with CECI. By modification No. P00001 to the Contract, the Navy recognized CLJV as the successor in interest to all contractual rights and obligations of CECI under the Contract. The term "the Contract" as used in this Agreement means the above contract and purchase orders, including all modifications thereto made before the effective date of this Agreement. Included in the term "the Contract" are also all modifications made under the terms and conditions of this Contract and purchase orders on or after the effective date of this Agreement. Pursuant to the Contract, the Navy granted to CLJV, among other things, the right to develop electric power from the geothermal resources on public lands located in Inyo County, California. The purpose of this Agreement is to recognize Caithness Acquisition Company LLC as the indirect successor in interest to CECI in CLJV and its contractual rights and obligations under the Contract pertaining to such public lands and to further recognize Caithness Acquisition Company LLC as the successor-in-interest to CECI in CLJV and its contractual rights and obligations under the Contract.

     B. As of March 17, 1989, CLJV transferred to Coso Energy Developers, a California general partnership ("CED") all rights, interests and obligations under the Contract pertaining to the Navy II Lands (the "Navy II Project"), subject to the terms of this Agreement, and CED assumed all obligations and liabilities of CLJV under the Contract pertaining to the Navy II Lands.

     C. As of July 31, 1989, CED transferred to Coso Power Developers, a California general partnership ("CPD") all rights, interests, and obligations under the Contract pertaining to the Navy II Lands and the Navy II Project, and CPD assumed all obligations and liabilities of CED under the Contract pertaining to the Navy II Lands.

II.  IN CONSIDERATION OF THESE FACTS, THE PARTIES AGREE THAT BY THIS AGREEMENT -

     A. The Navy hereby consents to the transfer made by CECI to Caithness Acquisition Company, LLC ("CAC") in CLJV pursuant to the terms of the assignment dated February 25, 1999, a copy of which is attached hereto as Exhibit A, and the terms and conditions of the Agreement.

     B. THE PARTIES FURTHER AGREE THAT IN CONSIDERATION OF THE FOREGOING TERMS AND CONSENTS, THE PARTIES AGREE THAT THIS AGREEMENT --

          1. CECI waives any claims and rights against the Navy that it now has or may have in the future in connection with the Navy II Project.

          2. CAC ratifies all previous actions taken by CLJV and CECI with respect to the Contract, with the same force and effect as if the action had been taken by CAC.

          3. The Navy recognizes CAC as CECI's successor in interest to the Contract. CAC by this Agreement becomes entitled to all rights, titles, and interests of CECI in and to the Contract, as if CAC were the original party to the Contract.

                                     R&M-3

          4. Except as expressly provided in this Agreement, nothing in it shall be construed as a waiver of any rights of the Navy against CECI.

          5. All payments and reimbursements previously made by the Navy to CLJV or CECI, and all previous actions taken by the Navy under the Contract, shall be considered to have discharged those parts of the Navy's obligations under the Contract. Except as otherwise provided by this Agreement, all payments and reimbursements made by the Navy after the date of this Agreement in the name of or to CAC shall have the same force and effect as if made to CLJV, and shall constitute a complete discharge to the extent of the amounts paid or reimbursed.

          6. CECI, Caithness Acquisition Company LLC and CLJV agree that the Navy is not obligated to pay or reimburse any of them for, or otherwise give effect to, any costs, taxes or other expenses, or any related increase, directly or indirectly arising out of or resulting from the transfer of this Agreement, other than those that the Navy in the absence of this transfer or Agreement would have been obligated to pay or reimburse under the terms of the Contract.

          7. Caithness Acquisition Company LLC consents to any future modifications of the Contract made by the Navy and CLJV.

          8. The Contract shall remain in full force and effect, except as modified by this Agreement. Each party by its signature agrees to this Agreement as of the day and year written above.

          9.   After the date of this Agreement, CLJV consists of CAC and CG80.

III.  MISCELLANEOUS

          1. Until notified otherwise, notices from the Navy concerning the rights of Caithness Acquisition Company LLC and CLJV with respect to the Contract shall be sent to:

          For Caithness Acquisition Company LLC
          -------------------------------------

          Caithness Acquisition Company, LLC
          c/o Coso Operating Company, LLC,
          900 North Heritage, Building D
          Ridgecrest, CA 93555-5517
          Attention: Barbara Bishop Gollan
          Vice President
          Tel: (760) 499-2300

          With a copy to:

          Caithness Acquisition Company, LLC
          1114 Avenue of the Americas, 41/st/ Floor
          New York, NY 10036
          Attention: Christopher T. McCallion
          Executive Vice President
          Tel: (212) 921-9099


                                     R&M-4

          For CLJV
          --------

          China Lake Joint Venture
          c/o Coso Operating Company, LLC,
          900 North Heritage, Building D
          Ridgecrest, CA 93555-5517
          Attention: Barbara Bishop Gollan
          Vice President
          Tel: (760) 499-2300

          With a copy to:

          Caithness Acquisition Company, LLC
          1114 Avenue of the Americas, 41/st/ Floor
          New York, NY 10036
          Attention: Christopher T. McCallion
          Executive Vice President
          Tel: (212) 921-9099

          2. This instrument may be executed in any number of counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were the same instrument.

     IN WITNESS WHEREOF, the parties set forth below have executed this Instrument effective as of the dates set forth below:



                         "Navy"

                         UNITED STATES DEPARTMENT OF THE NAVY



Date:  25 May 1999       By:      /s/  M.A. Barnard
                                -------------------------------------------------
                         Name:    M.A. Barnard
                                -------------------------------------------------
                                Contracting Officer


                         "CLJV"

                         CHINA LAKE JOINT VENTURE, a California joint venture general partnership

                         By:  Caithness Acquisition Company, LLC,
                              a Delaware limited liability company,
                              Its General Partner

                              By:   Caithness Energy, L.L.C.,
                                    a Delaware limited liability company,
                                    Its Managing Member

Date:  May 25, 1999      By:    /s/ Christopher T. McCallion
                               --------------------------------------------------
                                      Christopher T. McCallion
                                      Executive Vice President



                                     R&M-5

                       By:  Caithness Geothermal 1980, Ltd.,
                            a Delaware limited partnership,
                            Its General Partner

                            By:   Caithness Power, L.L.C.,
                                  a Delaware limited liability company,
                                  Its General Partner

                                  By:  Caithness Energy, L.L.C.,
                                       a Delaware limited liability company,
                                       Its Managing Member

Date:  ____________________            By:    /s/  Christopher T. McCallion
                                           ----------------------------------
                                            Christopher T. McCallion
                                            Executive Vice President


                                     R&M-6

                                   EXHIBIT B
                                   ---------

                         COSO FINANCING DOCUMENTS LIST


     (1) Deed of Trust, Assignment of Rents, Fixture Filing and Security Agreement (Navy I)

     (2) Deed of Trust, Assignment of Rents, Fixture Filing and Security Agreement (BLM)

     (3) Deed of Trust, Assignment of Rents, Fixture Filing and Security Agreement (Navy II)

     (4) Deed of Trust, Assignment of Rents, Fixture Filing and Security Agreement (CLJV)

     (5) Deed of Trust, Assignment of Rents, Fixture Filing and Security Agreement (CLC)

     (6) Deed of Trust, Assignment of Rents, Fixture Filing and Security Agreement (CTLP)

     (7) Security Agreement (Governmental Approvals) between Coso Finance Partners and U.S. Bank Trust National Association, as Collateral Agent

     (8) Security Agreement (Governmental Approvals) between Coso Energy Developers and U.S. Bank Trust National Association, as Collateral Agent

     (9) Security Agreement (Governmental Approvals) between Coso Power Developers and U.S. Bank Trust National Association, as Collateral Agent

     (10) Co-Tenancy Agreement Coso Finance Partners, Coso Energy Developers, and Coso Power Developers, as tenants in common, regarding certain leaseholds, rights of way and improvements

     (11) Special Power of Attorney granted by Coso Finance Partners in favor of U.S. Bank Trust National Association

     (12) Special Power of Attorney by Coso Power Developers in favor of U.S. Bank Trust National Association


                                     R&M-7